Exhibit 10.38
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
BANK OF AMERICA, N.A.
Agent for
The Lenders Referenced Herein
BANC OF AMERICA SECURITIES LLC
as Sole Lead Arranger and Bookrunner
and
HASTINGS ENTERTAINMENT, INC.
The Borrower
July 22, 2010

TABLE OF CONTENTS

ARTICLE 1 — Definitions	1

ARTICLE 2 — The Revolving Credit:	27

2-1. Establishment of Revolving Credit	27
2-2. Advances in Excess of Borrowing Base (OverLoans)	28
2-3. Risks of Value of Collateral	28
2-4. Commitment to Make Revolving Credit Loans and Support Letters of Credit	28
2-5. Revolving Credit Loan Requests	28
2-6. Making of Revolving Credit Loans	30
2-7. SwingLine Loans	31
2-8. The Loan Account	31
2-9. The Revolving Credit Notes	32
2-10. Payment of The Loan Account	32
2-11. Interest on Revolving Credit Loans	33
2-12. Revolving Credit Commitment Fee	34
2-13. Agent’s Fee	34
2-14. Unused Line Fee	34
2-15. Reserved	34
2-16. Concerning Fees	35
2-17. Agent’s and Revolving Credit Lenders’ Discretion	35
2-18. Procedures For Issuance of L/C’s	36
2-19. Fees For L/C’s	37
2-20. Concerning L/C’s	38
2-21. Changed Circumstances	40
2-22. Lenders’ Commitments	41

ARTICLE 3 — Conditions Precedent:	42

3-1. Corporate Due Diligence	42
3-2. Opinion	42
3-3. Additional Documents	42
3-4. Officers’ Certificates	43
3-5. Representations and Warranties	43
3-6. Minimum Day One Availability	43
3-7. All Fees and Expenses Paid	43
3-8. Borrower Not InDefault	43
3-9. No Adverse Change	43
3-10. Benefit of Conditions Precedent	43

ARTICLE 4 — General Representations, Covenants and Warranties:	44

4-1. Payment and Performance of Liabilities	44
4-2. Due Organization. Authorization. No Conflicts	44
4-3. Trade Names	45
4-4. Infrastructure	45
4-5. Locations	46
4-6. Title to Assets	47
4-7. Indebtedness	48
4-8. Insurance	48
4-9. Licenses	49

4-10. Leases	49
4-11. Requirements of Law	49
4-12. Labor Relations	50
4-13. Maintain Properties	50
4-14. Taxes	51
4-15. No Margin Stock	52
4-16. ERISA	52
4-17. Hazardous Materials	53
4-18. Litigation	53
4-19. Dividends, Investments, Corporate Action	53
4-20. Loans	54
4-21. Protection of Assets	54
4-22. Line of Business	55
4-23. Affiliate Transactions	55
4-24. Further Assurances	55
4-25. Adequacy of Disclosure	56
4-26. No Restrictions on Liabilities	56
4-27. Other Covenants	56

ARTICLE 5 — Financial Reporting and Performance Covenants:	57

5-1. Maintain Records	57
5-2. Access to Records	57
5-3. Prompt Notice to Agent	58
5-4. Borrowing Base Certificate	59
5-5. Monthly Reports	59
5-6. Quarterly Reports	61
5-7. Annual Reports	61
5-8. Officers’ Certificates	62
5-9. Inventories, Appraisals, and Audits	62
5-10. Additional Financial Information	64
5-11. Financial Performance Covenant	64

ARTICLE 6 — Use of Collateral:	64

6-1. Use of Inventory Collateral	64
6-2. Inventory Quality	65
6-3. Adjustments and Allowances	65
6-4. Validity of Accounts	65
6-5. Notification to Account Debtors	65

ARTICLE 7 — Cash Management, Payment of Liabilities:	65

7-1. Depository Accounts	65
7-2. Credit Card Receipts	66
7-3. The Concentration, Blocked, and Operating Accounts	66
7-4. Proceeds and Collections	67
7-5. Payment of Liabilities	67
7-6. The Operating Account	68

ARTICLE 8 — Grant of Security Interest:	69

8-1. Grant of Security Interest	69
8-2. Extent and Duration of Security Interest	70

ARTICLE 9 — Agent As Borrower’s Attorney-In-Fact:	70

9-1. Appointment as Attorney-In-Fact	70
9-2. No Obligation to Act	71

ARTICLE 10 — Events of Default:	71

10-1. Failure to Pay the Revolving Credit	71
10-2. Failure To Make Other Payments	71
10-3. Failure to Perform Covenant or Liability (No Grace Period)	72
10-4. Reporting Requirements	72
10-5. Failure to Perform Covenant or Liability (Grace Period)	72
10-6. Misrepresentation	72
10-7. Acceleration of Other Debt. Breach of Lease	72
10-8. Default Under Other Agreements	72
10-9. Uninsured Casualty Loss	73
10-10. Attachment. Judgment. Restraint of Business	73
10-11. Business Failure	73
10-12. Bankruptcy	74
10-13. Default by Guarantor	74
10-14. Indictment — Forfeiture	74
10-15. Termination of Guaranty	74
10-16. Challenge to Loan Documents	74
10-17. Change in Control	74

ARTICLE 11 — Rights and Remedies Upon Default:	75

11-1. Acceleration	75
11-2. Rights of Enforcement	75
11-3. Sale of Collateral	75
11-4. Occupation of Business Location	76
11-5. Grant of Nonexclusive License	77
11-6. Assembly of Collateral	77
11-7. Rights and Remedies	77

ARTICLE 12 — Revolving Credit Fundings and Distributions:	77

12-1. Revolving Credit Funding Procedures	77
12-2. SwingLine Loans	78
12-3. Agent’s Covering of Fundings	78
12-4. Ordinary Course Distributions	80

ARTICLE 13 — Acceleration and Liquidation:	81

13-1. Acceleration Notices	81
13-2. Acceleration	82
13-3. Initiation of Liquidation	82
13-4. Actions At and Following Initiation of Liquidation	82
13-5. Agent’s Conduct of Liquidation	82
13-6. Distribution of Liquidation Proceeds	83
13-7. Relative Priorities To Proceeds of Liquidation	83

ARTICLE 14 -The Agent:	84

14-1. Appointment of The Agent	84
14-2. Responsibilities of Agent	84
14-3. Concerning Distributions By the Agent	85
14-4. Dispute Resolution	86
14-5. Distributions of Notices and of Documents	86
14-6. Confidential Information	87
14-7. Reliance by Agent	87
14-8. Non-Reliance on Agent and Other Revolving Credit Lenders	87
14-9. Indemnification	88
14-10. Resignation of Agent	88

ARTICLE 15 — Action By Agents — Consents — Amendments — Waivers:	89

15-1. Administration of Credit Facilities	89
15-2. Actions Requiring or On Direction of Majority Lenders	90
15-3. Actions Requiring or On Direction of SuperMajority Lenders	90
15-4. Actions Requiring Certain Consent	90
15-5. Actions Requiring or Directed By Unanimous Consent	91
15-6. Actions Requiring SwingLine Lender Consent	92
15-7. Actions Requiring Agent’s Consent	92
15-8. Miscellaneous Actions	92
15-9. Actions Requiring Borrower’s Consent	93
15-10. NonConsenting Revolving Credit Lender	93

ARTICLE 16 — Assignments By Revolving Credit Lenders:	94

16-1. Assignments and Assumptions	94
16-2. Assignment Procedures	95
16-3. Effect of Assignment	96

ARTICLE 17 — Notices:	96

17-1. Notice Addresses	96
17-2. Notice Given	97

ARTICLE 18 — Term:	98

18-1. Termination of Revolving Credit	98
18-2. Actions On Termination	98

v

ARTICLE 19 — General:	99

19-1. Protection of Collateral	99
19-2. Publicity	99
19-3. Successors and Assigns	100
19-4. Severability	100
19-5. Amendments	100
19-6. Application of Proceeds	101
19-7. Increased Costs	101
19-8. Costs and Expenses of the Agent	102
19-9. Copies and Facsimiles	102
19-10. Massachusetts Law	103
19-11. Consent to Jurisdiction	103
19-12. Indemnification	103
19-13. Rules of Construction	104
19-14. Intent	105
19-15. Participations	106
19-16. Right of Set-Off	106
19-17. Pledges To Federal Reserve Banks	106
19-18. Maximum Interest Rate	106
19-19. Waivers	107
19-20. ENTIRE AGREEMENT	108
19-21. Foreign Asset Control Regulations	109
19-22. USA PATRIOT Act Notice	109
19-23. No Advisory or Fiduciary Responsibility	110
19-24. Original Credit Agreement Amended and Restated	110

EXHIBITS

2-7(c)	:	SwingLine Note
2-9	:	Revolving Credit Note
2-22	:	Revolving Credit Lenders’ Commitments
4-2	:	Subsidiaries
4-3	:	Trade Names
4-5	:	Locations, Leases, and Landlords
4-6	:	Encumbrances
4-7	:	Indebtedness
4-8	:	Insurance Policies
4-10	:	Capital Leases
4-14	:	Taxes
4-16(a)	:	ERISA
4-18	:	Litigation
5-4	:	Borrowing Base Certificate
7-1	:	DDAs
7-2	:	Credit Card Arrangements
16-2	:	Assignment / Assumption

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
July 22, 2010
THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made between
Bank of America, N.A. (in such capacity, herein the “Agent”), a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110, as agent for the ratable benefit of the “Revolving Credit Lenders”, who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future are those Persons (if any) who become “Revolving Credit Lenders” in accordance with the provisions of Section 2-22, below,
and
Hastings Entertainment, Inc. (the “Borrower”), a Texas corporation with its principal executive offices at 3601 Plains Boulevard, Amarillo, Texas 79102 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
WITNESSETH:
WHEREAS, the Borrower has entered into a Loan and Security Agreement, dated as of August 29, 2000 (as amended and in effect, the “Original Credit Agreement”), among the Borrower, the “Revolving Credit Lenders” as defined therein, and Bank of America, N.A., successor to Fleet Retail Finance Inc., as Agent for the Revolving Credit Lenders; and
WHEREAS, in accordance with Article 15 of the Original Credit Agreement, the Borrower, the Revolving Credit Lender, and the Agent desire to amend and restate the Original Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Original Credit Agreement shall be amended and restated in its entirety to read as follows:
ARTICLE 1 — Definitions
As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:
“Acceleration”: The making of demand or declaration that any indebtedness, not otherwise due and payable, is due and payable. Derivations of the word “Acceleration” (such as “Accelerate”) are used with like meaning in this Agreement.

“Acceleration Notice”: Written notice as follows:
(a) From the Agent to the Revolving Credit Lenders, as provided in Section 13-1(a).
(b) From the SuperMajority Lenders to the Agent, as provided in Section 13-1(b).
“Account Debtor”: Has the meaning given that term in the UCC.
“Accounts” and “Accounts Receivable” include, without limitation, “accounts” as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.
“ACH”: Automated clearing house.
“Affiliate”: The following:
(a) With respect to any two Persons, a relationship in which (i) one holds, directly or indirectly, not less than twenty five percent (25%) of the Voting Stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than twenty five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.
(b) Any Person which has its tax returns or financial statements consolidated with the Borrower’s; or is a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member.
“Agent”: Is referred to in the Preamble.
“Agent’s Cover”: Is defined in Section 12-3(c)(i).
“Agent’s Fee”: Is defined in Section 2-13.

“Agreement”: Is referred to in the Preamble.
“Agent’s Rights and Remedies”: Is defined in Section 11-7.
“Applicable Fee Rate”: For any period of calculation, (a) if the average daily sum of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C’s outstanding for the preceding three month period is greater than or equal to $50,000,000, 0.30% per annum, or (ii) if the average daily sum of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C’s outstanding for the preceding three month period is less than $50,000,000, 0.375% per annum.
“Applicable Law”: As to any Person: (i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person.
“Appraised Inventory Liquidation Value”: The net recovery (stated as a percentage of the Cost of Borrower’s Inventory), as reflected on the then most recent appraisal (which shall be undertaken by an independent appraiser engaged by the Agent) of the Borrower’s Inventory, as recoverable on the Borrower’s Inventory in the event of an in-store liquidation of that Inventory.
“Assignee Revolving Credit Lender”: Is defined in Section 16-1(a).
“Assigning Revolving Credit Lender”: Is defined in Section 16-1(a).
“Assignment and Acceptance”:Is defined in Section 16-2.
“Availability”: The lesser of (a) or (b), where:
(a) is the result of
(i)	The Revolving Credit Ceiling

Minus

(ii)	The aggregate unpaid balance of the Loan Account

Minus

(iii)	The aggregate undrawn Stated Amount of all then outstanding L/C’s.
(b) is the result of
(i)	The Borrowing Base

Minus

(ii)	The aggregate unpaid balance of the Loan Account

Minus

(iv)	The aggregate undrawn Stated Amount of all then outstanding L/C’s.
“Availability Reserves”: Such reserves as the Agent from time to time reasonably determines in the Agent’s reasonable discretion as being appropriate to avoid the Borrower’s breach of any financial covenant included herein or to reflect the impediments to the Agent’s ability to realize upon the Collateral.
“Bank of America” means Bank of America, N.A. and its successors.
“Banker’s Acceptance” means a time draft or bill of exchange or other deferred payment obligation relating to a documentary L/C which has been accepted by the Issuer.
“Bank Products” means any services or facilities provided to the Borrower by the Agent, any Lender, or any of their respective Affiliates, including, without limitation, on account of Swap Contracts, but excluding Cash Management Services.
“Bankruptcy Code”: Title 11, U.S.C., as amended from time to time.
“Base”: For any day a fluctuating rate per annum equal to the highest of (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) the Libor Offer Rate for a 30 day interest period as determined on such day, plus 1.0%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in Bank of America’ s prime rate, the Federal Funds Rate or the Libor Offer Rate, respectively, shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Margin”: Initially, the rate set forth in Level I below. Commencing November 1, 2010, and on the first day of each Fiscal quarter thereafter, the Base Margin shall be the following percentages based upon the following criteria:

Level	Average Availability	Base Margin
I	Greater than $55,000,000	1.00%
II	Greater than $40,000,000 and less than or equal to $55,000,000	1.25%
III	Greater than $25,000,000 and less than or equal to $40,000,000	1.50%
IV	Less than or equal to $25,000,000	1.75%

On the first day of each Fiscal quarter, the Base Margin shall be adjusted based upon the Borrower’s aggregate daily average Availability for the immediately preceding Fiscal quarter divided by the total number of days in such immediately preceding Fiscal quarter. provided, however, upon the occurrence of an Event of Default, the Base Margin shall be immediately increased to the percentage set forth in Level IV above (even if the average Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2-11(f).
“Base Margin Loan”: Any Revolving Credit Loan which bears interest at the Base Margin Rate.
“Base Margin Rate”: That rate per annum which is the aggregate of Base plus the Base Margin.
“Blocked Account”: Is defined in Section 7-3(a)(ii).
“Blocked Account Agreement”: An Agreement, in form reasonably satisfactory to the Agent, which Agreement recognizes the Agent’s Collateral Interest in the contents of the DDA which is the subject of such Agreement and agrees that such contents shall be transferred only to the Concentration Account or as otherwise instructed by the Agent.
“Borrower”: Is defined in the Preamble.
“Borrowing Base”: At any time of calculation, the sum of (a) 85% of Eligible Credit Card Receivables plus (b) (i) 85% multiplied by (ii) the Appraised Inventory Liquidation Value multiplied by (iii) the Cost of the Borrower’s Eligible Inventory (net of Inventory Reserves), less (c) Availability Reserves.
“Borrowing Base Certificate”: Is defined in Section 5-4.
“Business Day”: Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or in Amarillo, Texas generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Agent is not open to the general public to conduct business.
“Business Plan”: The Borrower’s business plan previously delivered to the Agent for Fiscal year 2010, and any revision, amendment, or update of such business plan.
“Capital Expenditures”: The expenditure of funds or the incurrence of liabilities which is required to be capitalized in accordance with GAAP.
“Capital Lease”: Any lease which is required to be capitalized in accordance with GAAP.

“Cash Dominion Event”: Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrowers to maintain Availability equal to at least twenty percent (20%) of the Borrowing Base at any time. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Availability as required hereunder, until Availability has exceeded twenty percent (20%) of the Borrowing Base for sixty (60) consecutive calendar days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability exceeds the required amount for sixty (60) consecutive calendar days) at all times for the remainder of such Fiscal year after a Cash Dominion Event has already occurred and been discontinued once in the same Fiscal Year. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise.
“Cash Management Services” means any one or more of the following types or services or facilities provided to the Borrower by the Agent or any Lender or any of their respective Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit card processing services, and (e) purchase, credit, or debit cards or similar products.
“Change in Control”: The occurrence of any of the following:
(a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, other than the Marmaduke Family or any member thereof, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of (i) 25% or more of the issued and outstanding capital stock of the Borrower having the right, under ordinary circumstances, to vote for the election of directors of the Borrower, and (ii) issued and outstanding capital stock of the Borrower having the right, under ordinary circumstances, to vote for the election of directors of the Borrower in an amount greater than the Marmaduke Family.
(b) More than half of the persons who were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death, disability, or retirement, to be directors of the Borrower.

“Chattel Paper”: Has the meaning given that term in the UCC.
“Collateral”: Is defined in Section 8-1.
“Collateral Interest”: Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.
“Commercial Tort Claim”: Has the meaning given that term in the UCC.
“Concentration Account”: Is defined in Section 7-3(a)(i).
“Consent”: Actual consent given by the Revolving Credit Lender from whom such consent is sought; or the passage of seven (7) Business Days from receipt of written notice to a Revolving Credit Lender from the Agent of a proposed course of action to be followed by the Agent without such Revolving Credit Lender’s giving the Agent written notice of that Revolving Credit Lender’s objection to such course of action, provided that the Agent may rely on such passage of time as consent by a Revolving Credit Lender only if such written notice states that consent will be deemed effective if no objection is received within such time period.
“Consolidated”: When used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.
“Consolidated EBITDA”: At any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a Consolidated basis for the most recently completed twelve Fiscal months, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) stock-based compensation expenses and store asset impairment expenses which do not represent a cash item in such period or any future period, and (v) other non-recurring expenses and extraordinary losses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) all extraordinary gains increasing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (ii) all non-cash items increasing Consolidated Net Income, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio”: At any date of determination, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period, minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash during such period to (b) the sum of (1) Debt Service Charges, plus (2) any ownership, redemption, retirement, purchase, repurchase, or acquisition of any of the Borrower’s capital stock made during such period, in each case, of or by Borrower and its Subsidiaries for the most recently completed twelve Fiscal months, all as determined on a Consolidated basis in accordance with GAAP.
“Consolidated Interest Charges” At any time of calculation, for the most recently completed twelve (12) Fiscal months, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, and (b) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP, in each case of or by the Borrower and its Subsidiaries, all as determined on a Consolidated basis in accordance with GAAP.
“Consolidated Net Income” As of any date of determination, the net income of Borrower and its Subsidiaries for the most recently completed twelve (12) Fiscal months, all as determined on a Consolidated basis in accordance with GAAP.
“Contract Rate”: Is defined in Section 19-18(b).
“Cost”: Cost of purchases, based upon the Borrower’s accounting practices, known to the Agent, which practices are in effect on the date on which this Agreement was executed as such calculated cost is determined from: invoices received by the Borrower; the Borrower’s purchase journal; or the Borrower’s By-Department monthly report generated by the Borrower’s inventory control system. (“Cost” does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold).

“Costs of Collection”: Includes, without limitation, all attorneys’ reasonable fees and reasonable out-of-pocket expenses incurred by the Agent’s attorneys, and all reasonable out-of-pocket costs incurred by the Agent in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Agent, where such costs and expenses are directly or indirectly related to or in respect of the Agent’s: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agent’s Rights and Remedies and/or any of the rights and remedies of the Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). “Costs of Collection shall also include the reasonable fees and expenses of Lenders’ Special Counsel. The Costs of Collection are Liabilities, and at the Agent’s option may bear interest at the then effective Base Margin Rate.
“Credit Card Receivables” Each Account, together with all income, payments and proceeds thereof, owed by a major credit or debit card issuer (including, but not limited to, Visa, MasterCard, American Express, and Discover and such other issuers approved by the Agent) to the Borrower resulting from charges by a customer of the Borrower on credit or debit cards issued by such issuer in connection with the sale of goods by the Borrower, or services performed by the Borrower, in each case in the ordinary course of its business.
“DDA”: Any checking or other demand daily depository account maintained by the Borrower.
“Debt Service Charges”: At any time of calculation, for the most recently completed twelve (12) Fiscal months, the sum of (a) Consolidated Interest Charges paid or required to be paid for such period, plus (b) principal payments made or required to be made on account of Indebtedness (excluding the Liabilities but including, without limitation, obligations with respect to Capital Leases) for such period, in each case determined on a Consolidated basis in accordance with GAAP.
“Delinquent Revolving Credit Lender”: Is defined in Section 12-3(c).
“Deposit Account”: Has the meaning given that term in the UCC.
“Documents”: Has the meaning given that term in the UCC.
“Documents of Title”: Has the meaning given that term in the UCC.
“Eligible Assignee”: A bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300 Million or any Affiliate of any Revolving Credit Lender, or any Person to whom a Revolving Credit Lender assigns its rights and obligations under this Agreement as part of a programmed assignment and transfer of such Revolving Credit Lender’s rights in and to a material portion of such Revolving Credit Lender’s portfolio of asset based credit facilities, all of which assignees must be acceptable to the Borrower pursuant to Section 2-22(e).

“Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to the Borrower from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of the Borrower, and (ii) in each case is acceptable to the Agent in its discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (i) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than the Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrower may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrower to reduce the amount of such Credit Card Receivable. Except as otherwise agreed by the Administrative Agent, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:
(a)	Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(b)
Credit Card Receivables (i) that are not subject to a perfected first-priority security interest in favor of the Agent, or (ii) with respect to which the Borrower does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Encumbrances granted to the Agent);

(c)
Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(d)	Credit Card Receivables as to which the processor has the right under certain circumstances to require the Borrower to repurchase the Accounts from such credit card processor;

(e)	Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(f)	Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(g)	Credit Card Receivables which do not conform to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(h)
Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Agent, and to the extent necessary or appropriate, endorsed to the Agent; or

(i)
Credit Card Receivables which the Agent determines in its discretion to be uncertain of collection or which do not meet such other reasonable eligibility criteria for Credit Card Receivables as the Agent may determine.

“Eligible Inventory”: will be calculated in a manner consistent with current tracking practices, based on the Borrower’s By-Department monthly report generated by the Borrower’s inventory control system, which report reflects the functional equivalent of a stock ledger inventory at cost, and shall consist of the following: Such of the Borrower’s Inventory as to which the Agent has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances. (“Eligible Inventory” includes traditional rental videos and DVD’s and similar items (net of accumulated depreciation) but does not include, nor, to the extent such items may have been included at any time in the Agent’s discretion, is the Agent under any obligation to continue to include: any revenue sharing video tapes or DVD’s or similar items; non-merchandise inventory (such as labels, bags, and packaging materials); damaged goods; packaways; consigned inventory; inventory in-transit to the Borrower from a foreign location prior to such inventory arriving at a domestic distribution center of the Borrower; and other similar categories of Goods).
“Employee Benefit Plan”: As defined in ERISA.

“Encumbrance”: Each of the following:
(a) A Collateral Interest or agreement to create or grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
(b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.
“End Date”: The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of any Revolving Credit Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated.
“Environmental Laws”: All of the following:
(a) Applicable Law which regulates or relates to, or imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
(b) The common law relating to damage to Persons or property from Hazardous Materials.
“Equipment”: Includes, without limitation, “equipment” as defined in the UCC, and also all furniture, store fixtures, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower’s business, and any and all accessions or additions thereto, and substitutions therefor, but does not include motor vehicles.
“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate”: Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.
“Events of Default”: Is defined in Article 10. An “Event of Default” shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the requisite Lenders or by the Agent as applicable (following which, and in the event of such waiver, that Event of Default shall be deemed not to have occurred).
“Exempt Assets”: Revenue sharing videos, motor vehicles, and Leasehold Interests.

“Exempt DDA”: Depository Accounts maintained by the Borrower, the only contents of which may be transfers from the Operating Account or the Payroll Account and actually used solely (i) for petty cash purposes; (ii) for payroll; or (iii) employee benefits.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Agent.
“Fee Letter”: That letter dated July 22, 2010 and styled “Revolving Credit Facility Fee Letter” between the Borrower and the Agent, as such letter may from time to time be amended.
“Fiscal”: When followed by “month”, “quarter” or “year”, the relevant fiscal period based on the Borrower’s fiscal year and Borrower’s practices. (e.g. the Borrower’s fiscal year ends in January 2010, reference to that year would be to the Borrower’s “Fiscal 2009”).
“Fixtures”: Has the meaning given that term in the UCC.
“GAAP”: Generally accepted accounting principles in the United States which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Agent, (a) the Borrower’s compliance with the financial performance covenants imposed pursuant to Section 5-11 shall be determined as if such Material Accounting Change had not taken place and (b) the Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrower’s chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

“General Intangibles”: Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrower; credit memoranda in favor of the Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of the Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, or credit extended or services performed, by the Borrower, whether intended for an individual customer or the general business of the Borrower, or used or useful in connection with research by the Borrower.
“Goods”: Has the meaning given that term in the UCC, and also includes computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.
“Gross Margin”: With respect to the subject accounting period for which being calculated, the decimal equivalent of the following (determined in accordance with the cost method of accounting):
Sales (Minus) Cost of Goods Sold
Sales

“Hazardous Materials”: Any substance which is defined or regulated as a hazardous material or oil in or under any Environmental Law.
“Increased Reporting Event”: Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Availability at least equal to twenty percent (20%) of the Borrowing Base. For purposes of this Agreement, the occurrence of an Increased Reporting Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Increased Reporting Event arises as a result of the Borrowers ’ failure to achieve Availability as required hereunder, until Availability has exceeded twenty percent (20%) of the Borrowing Base for sixty (60) consecutive calendar days, in which case an Increased Reporting Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of an Increased Reporting Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Increased Reporting Event in the event that the conditions set forth in this definition again arise.
“Indebtedness”: All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:
(a) In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
(b) In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
(c) In connection with the sale or discount of accounts receivable or chattel paper of such Person.
(d) As lessee under Capital Leases.
(e) In connection with any sale and leaseback transaction.
“Indebtedness” also includes:
(x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

(y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party.
(z) The Indebtedness of a partnership or joint venture for which such Person is liable as a general partner or joint venturer.
“InDefault”: Any occurrence, circumstance, or state of facts with respect to the Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.
“Indemnified Person”: Is defined in Section 19-12.
“Instruments”:Has the meaning given that term in the UCC.
“Interest Payment Date”: With reference to:
Each Libor Loan: The last day of the Interest Period relating thereto (and on the last day of month three for any such Libor Loan which has a six month Interest Period); the Termination Date; and the End Date.
Each Base Margin Loan: The first Business Day of each month; the Termination Date; and the End Date.
“Interest Period”: The following:
(a) With respect to each Libor Loan: Subject to Subsection (c) below, the period commencing on the date of the making or continuation of, or conversion to, the subject Libor Loan and ending one, two, three, or six months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5) to the Agent.
(b) With respect to each Base Margin Loan: Subject to Subsection (c) below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Libor Loan, as the Borrower may elect by notice (pursuant to Section 2-5) to the Agent, or (ii) on which the subject Base Margin Loan is paid by the Borrower.
(c) The setting of Interest Periods is in all instances subject to the following:
(i) Any Interest Period for a Base Margin Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

(ii) Any Interest Period for a Libor Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.
(iii) Subject to Subsection (iv) below, any Interest Period applicable to a Libor Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.
(iv) Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.
(v) The number of Interest Periods in effect at any one time is subject to Section 2-11(d) hereof.
“Inventory”: Includes, without limitation, “inventory” as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which all returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.
“Inventory Reserves”: Such Reserves as reasonably may be established from time to time by the Agent in the Agent’s reasonable discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory.
“Investment Property”: Has the meaning given that term in the UCC.

“Issuance Conditions”: The satisfaction of each of the following conditions:
(a) no order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such L/C, or any Applicable Law applicable to the Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall not prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such L/C in particular or shall not impose upon the Issuer with respect to such L/C any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the date hereof, or shall not impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Issuer in good faith deems material to it;
(b) the issuance of such L/C would not violate one or more policies of the Issuer applicable to letters of credit generally;
(c) such L/C is not to be denominated in a currency other than Dollars; and
(d) such L/C does not contain any provisions for automatic reinstatement of the Stated Amount after any drawing thereunder.
“Issuer”: The issuer of any L/C.
“L/C”: Any letter of credit, the issuance of which is procured by the Agent for the account of the Borrower and any Banker’s Acceptance made on account of such letter of credit.
“Lease”: Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space.
“Leasehold Interest”: Any interest of the Borrower as lessee under any Lease.
“Lenders’ Special Counsel”: A single counsel, selected by the Majority Lenders following the occurrence of an Event of Default, to represent the interests of the Revolving Credit Lenders in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as in connection with any “workout”, forbearance, or restructuring of the credit facility contemplated hereby.
“Letter-of-Credit Right”: Has the meaning given that term in UCC and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.
“Liabilities”: Includes, without limitation, the following:
(a) All and each of the following, whether now existing or hereafter arising under this Agreement or under any of the other Loan Documents:
(i) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Agent or any Revolving Credit Lender, each of every kind, nature, and description.

(ii) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Agent or any Revolving Credit Lender (including all future advances whether or not made pursuant to a commitment by the Agent or any Revolving Credit Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Revolving Credit Lender may hold against the Borrower.
(iii) All notes and other obligations of the Borrower now or hereafter assigned to or held by the Agent or any Revolving Credit Lender, each of every kind, nature, and description, including, without limitation, on account of Bank Products and Cash Management Services.
(iv) All interest, fees, and charges and other amounts which may be charged by the Agent or any Revolving Credit Lender to the Borrower and which may be due from the Borrower to the Agent or any Revolving Credit Lender from time to time.
(v) All costs and expenses incurred or paid by the Agent or any Revolving Credit Lender in respect of any Loan Document between the Borrower and the Agent or any Revolving Credit Lender or Loan Document furnished by the Borrower to the Agent or any Revolving Credit Lender (including, without limitation, Costs of Collection, attorneys’ reasonable fees, and all court and litigation costs and expenses) and which are required to be paid by the Borrower.
(vi) Any and all covenants of the Borrower to or with the Agent or any Revolving Credit Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with any Loan Document between the Borrower and the Agent or any Revolving Credit Lender or Loan Document furnished by the Borrower to the Agent or any Revolving Credit Lender.
(vii) Each of the foregoing as if each reference to the “the Agent or any Revolving Credit Lender” were to each Affiliate of the Agent.
(b) Any and all direct or indirect liabilities, debts, and obligations of the Borrower to the Agent or any Affiliate of the Agent, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of the Borrower pursuant to this or any other Loan Document, including Bank Products, Cash Management Services and the issuances of L/C’s.
“Libor Business Day”: Any day which is both a Business Day and a day on which the principal interbank market for Libor deposits in London in which Bank of America participates is open for dealings in United States Dollar deposits.
“Libor Loan”: Any Revolving Credit Loan which bears interest at the Libor Margin Rate.

“Libor Offer Rate”: For any Interest Period with respect to a Libor Loan, the rate per annum equal to the British Bankers Association Libor Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Libor Offer Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Libor Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.
“Libor Margin”: Initially, the rate set forth in Level I below. Commencing November 1, 2010, and on the first day of each Fiscal quarter thereafter, the Libor Margin shall be the following percentages based upon the following criteria:

Level	Average Availability	Libor Margin
I	Greater than $55,000,000	2.00%
II	Greater than $40,000,000 and less than or equal to $55,000,000	2.25%
III	Greater than $25,000,000 and less than or equal to $40,000,000	2.50%
IV	Less than or equal to $25,000,000	2.75%
On the first day of each Fiscal quarter, the Libor Margin shall be adjusted based upon the Borrower’s aggregate daily average Availability for the immediately preceding Fiscal quarter divided by the total number of days in such immediately preceding Fiscal quarter. provided, however, upon the occurrence of an Event of Default, the Libor Margin shall be immediately increased to the percentage set forth in Level IV above (even if the average Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2-11(f).
“Libor Margin Rate”: The rate per annum which is the aggregate of the Libor Rate plus the Libor Margin.

“Libor Rate”: With respect to any Libor Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to the Libor Offer Rate for such Interest Period multiplied by the Statutory Reserve Rate. The Libor Rate will be adjusted automatically as to all Libor Loans then outstanding as of the effective date of any change in the Statutory Reserve Rate.
“Liquidation”: The exercise, by the Agent, of those rights accorded to the Agent under the Loan Documents as a creditor of the Borrower following and on account of the occurrence of an Event of Default and Acceleration looking towards the realization on the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.
“Loan Account”: Is defined in Section 2-8(a).
“Loan Commitment”: With respect to each Revolving Credit Lender, that Revolving Credit Lender’s Revolving Credit Dollar Commitment.
“Loan Documents”: This Agreement, each instrument and document executed and/or delivered as contemplated by Article 3 below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with the Agent or any Affiliate of the Agent, including, without limitation, any Bank Product, Cash Management Services, and any transaction which arises out of any investment, letter of credit, interest rate protection, or equipment leasing services provided by the Agent or any Affiliate of the Agent, as each may be amended from time to time.
“Majority Lenders”: So long as there are only two (2) Revolving Credit Lenders party to this Agreement, “Majority Lenders” shall mean both such Revolving Credit Lenders (unless one of the Revolving Credit Lenders is a Delinquent Revolving Credit Lender, in which case, “Majority Lenders shall mean the other Revolving Credit Lender), and if there are more than two (2) Revolving Credit Lenders party to this Agreement, “Majority Lenders” shall mean Revolving Credit Lenders (other than Delinquent Revolving Credit Lenders) holding 51% or more of the Revolving Credit Dollar Commitment (other than any Loan Commitments held by Delinquent Revolving Credit Lenders).
“Marmaduke Family”: John Marmaduke, the Estate of Sam Marmaduke, the John H. Marmaduke Family Limited Partnership, the Stephen S. Marmaduke Family Limited Partnership, and members of the immediate families of John Marmaduke and Steve Marmaduke.

“Material Accounting Change”: Any change in GAAP applicable to accounting periods subsequent to the Borrower’s Fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower’s financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place or where preparation of the Borrower’s statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 5-11 where such a breach would not have occurred if such change had not taken place or visa versa.
“Maturity Date”: July 22, 2014.
“Maximum Rate”: The maximum nonusurious rate of interest permitted by applicable law.
“Nominee”: A business entity (such as a corporation or limited partnership) formed by the Agent to own or manage any Post Foreclosure Asset.
“NonConsenting Revolving Credit Lender”: Is defined in Section 15-10.
“Operating Account”: Is defined in Section 7-3(a)(iii).
“OverLoan”: A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.
“Participant”: Is defined in Section 19-15, hereof.
“Payment Conditions”: At the time of determination with respect to any specified transaction or payment, that (a) no Event of Default then exists or would arise as a result of entering into such transaction or the making of such payment, and (b) after giving effect to such transaction or payment, the Pro Forma Availability Condition has been satisfied and the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the twelve Fiscal months preceding such transaction or payment, is equal to or greater than 1.1:1.0. For the avoidance of doubt, the Consolidated Fixed Charge Coverage Ratio will be calculated at the end of each applicable calendar month (and not more frequently). Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Borrower shall deliver to the Agent evidence of satisfaction of the conditions contained in clause (b) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Agent.
“Payment Intangible”: Has the meaning given that term in UCC and also refers to any general intangible under which the Account Debtor’s primary obligation is a monetary obligation.
“Payroll Account”: Is defined in Section 7-3(a)(iv).

“Permissible OverLoans”: Revolving Credit Loans which are OverLoans, but as to which each of the following conditions is satisfied: (a) the Revolving Credit Ceiling is not exceeded; and (b) when aggregated with all other Permissible OverLoans, such Revolving Credit Loans do not aggregate more than 10% of the aggregate of the Borrowing Base; and (c) such Revolving Credit Loans are made or undertaken in the Agent’s discretion to protect and preserve the interests of the Revolving Credit Lenders.
“Permitted Encumbrances”: Those Encumbrances permitted as provided in Section 4-6(a) hereof.
“Person”: Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.
“Post Foreclosure Asset”: All or any part of the Collateral, ownership of which is acquired by the Agent or a Nominee on account of the “bidding in” at a disposition as part of a Liquidation or by reason of a “deed in lieu” type of transaction.
“Pro Forma Availability Condition”: For any date of calculation with respect to any transaction or payment, the Pro Forma Availability following, and after giving effect to, such transaction or payment, will be equal to or greater than twenty-five percent (25%) of the lesser of the Revolving Credit Ceiling or the Borrowing Base.
“Pro Forma Availability” For any date of calculation, after giving pro forma effect to the transaction then to be consummated, (i) the projected average daily Availability for each Fiscal month during any subsequent projected twelve (12) Fiscal months, and (ii) average daily Availability for each of the three (3) Fiscal months immediately preceding such transaction.
“Proceeds”: Includes, without limitation, “Proceeds” as defined in the UCC and each type of property described in Section 8-1 hereof.
“Protective Advances”: The aggregate of Revolving Credit Loans and expenditures and incurrences of obligations by the Agent respectively which are made or undertaken in the Agents’ reasonable discretion to: protect or preserve the Collateral Interests which secure the Liabilities and the Agent’s rights upon an Event of Default or which the Agent determines in its reasonable discretion, are appropriate to facilitate a Liquidation, provided, however, “Protective Advances” shall not exceed $3.5 Million in the aggregate at any one time outstanding.
“Receipts”: All cash, cash equivalents, checks, and credit card slips, receipts and other Proceeds from any sale of the Collateral.

“Receivables Collateral”: That portion of the Collateral which consists of the Borrower’s Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Rights, Letter-of-Credit Rights, bankers’ acceptances held by the Borrower, and all other rights to payment.
“Register”:Is defined in Section 16-2(c).
“Requirements of Law”: As to any Person:
(a) Applicable Law.
(b) That Person’s organizational documents, if any.
(c) That Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable.
“Reserves”: The following: Availability Reserves and Inventory Reserves.
“Revolving Credit”: Is defined in Section 2-1(a).
“Revolving Credit Ceiling”: $100,000,000.00.
“Revolving Credit Commitment Fee”: Is defined in Section 2-12.
“Revolving Credit Dollar Commitment”: As set forth on EXHIBIT 2-22, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).
“Revolving Credit Lenders”: Each Revolving Credit Lender to which reference is made in the Preamble of this Agreement and any other Person who becomes a “Revolving Credit Lender” in accordance with the provisions of this Agreement.
“Revolving Credit Loans”: Loans made under the Revolving Credit, except that where the term “Revolving Credit Loan” is used with reference to available interest rates applicable to the loans under the Revolving Credit, it refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (See Section 2-11(c)).
“Revolving Credit Note”: Is defined in Section 2-9.
“Revolving Credit Percentage Commitment”: As set forth on EXHIBIT 2-22, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).
“SEC”: The Securities and Exchange Commission.
“Specified Default” means the failure of the Borrower to comply with the terms of Section 5-11 or Section 7-4, or the occurrence of any Event of Default specified in Section 10-1, Section 10-2, Section 10-3, Section 10.6, Section 10-11, or Section 10-12.
“Stated Amount”: The maximum amount for which an L/C may be honored.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System of the United States (the “Board”) to which the Agent is subject with respect to the Libor Offer Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Libor Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subsidiary”: for any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons having similar powers is at the time directly or indirectly owned by such Person.
“SuperMajority Lenders”: Revolving Credit Lenders (other than Delinquent Revolving Credit Lenders) holding 66-2/3% or more of the Revolving Credit Dollar Commitment (other than Loan Commitments held by a Delinquent Revolving Credit Lender), except that unless and until there are more than two Revolving Credit Lenders, “SuperMajority Lenders shall refer to all Revolving Credit Lenders who are not Delinquent Revolving Credit Lenders.
“Supporting Obligation”: Has the meaning given that term in UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“SwingLine”: The facility pursuant to which the SwingLine Lender may advance Revolving Credit Loans aggregating up to the SwingLine Loan Ceiling.
“SwingLine Lender”: Bank of America and any successor thereto in the capacity of lender of Swingline Loans.
“SwingLine Loan Ceiling”: $2.5 Million (subject to increase as provided in Section 15-4(b)).
“SwingLine Loans”: Defined in Section 2-7(a).
“Termination Date”: The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10-12, below; or (c) the Agent’s notice to the Borrower setting the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-12, below; or (d) that date, sixty (60) days irrevocable written notice of which is provided by the Borrower to the Agent.
“Transfer”: Wire transfer pursuant to the wire transfer system maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Agent making such transfer and the subject Revolving Credit Lender. Wire instructions may be changed in the same manner that Notice Addresses may be changed (Section 17-1), except that no change of the wire instructions for Transfers to any Revolving Credit Lender shall be effective without the consent of the Agent.
“UCC”: The Uniform Commercial Code as in effect from time to time in Massachusetts.
“Unanimous Consent”: Consent of Revolving Credit Lenders (other than Delinquent Revolving Credit Lenders) holding 100% or more of the Revolving Credit Dollar Commitment (other than Loan Commitments held by a Delinquent Revolving Credit Lender).
“Unused Line Fee”: Is defined in Section 2-14.
“Voting Stock”: shares of any class or classes (however designated) of any corporation having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing bodies) of such corporation.

ARTICLE 2 — The Revolving Credit:
2-1. Establishment of Revolving Credit.
(a) The Revolving Credit Lenders hereby establish a revolving line of credit (the “Revolving Credit”) in the Borrower’s favor pursuant to which each Revolving Credit Lender, subject to, and in accordance with, this Agreement, acting through the Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein.
(b) Loans, advances, and financial accommodations under the Revolving Credit shall be made with reference to the Borrowing Base and shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Agent by reference to Borrowing Base Certificates furnished as provided in Section 5-4, below, and shall be subject to the following:
(i) Such determination shall take into account those Reserves as the Agent may determine as being applicable thereto.
(ii) The Cost of Eligible Inventory will be determined in a manner consistent with current tracking practices, based on the Borrower’s By-Department monthly report generated by the Borrower’s inventory control system, which report reflects the functional equivalent of a stock ledger inventory.
(c) The commitment of each Revolving Credit Lender to provide such loans, advances, and financial accommodations is subject to Section 2-22.
(d) The proceeds of borrowings under the Revolving Credit shall be used solely in accordance with the Business Plan for the Borrower’s working capital and Capital Expenditures, all solely to the extent permitted by this Agreement. No proceeds of a borrowing under the Revolving Credit may be used, nor shall any be requested, with a view towards the accumulation of any general fund or funded reserve of the Borrower other than in the ordinary course of the Borrower’s business and consistent with the provisions of this Agreement. Subject to the foregoing, the proceeds of borrowings under the Revolving Credit Facility shall be used for the following purposes:
(i) To provide on-going working capital requirements and capital expenditure needs of the Borrower.
(ii) To support issuance of letters of credit by the letter of credit issuer for the account of the Borrower.
(iii) To provide funds for the Borrower’s repurchase of its capital stock as permitted herein.

2-2. Advances in Excess of Borrowing Base (OverLoans).
(a) No Revolving Credit Lender has any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrower where the result of such loan, advance, or credit is an OverLoan.
(b) The Revolving Credit Lenders’ obligations, among themselves, are subject to Section 12-3(a) (which relates to each Revolving Credit Lender’s making amounts available to the Agent) and to Section 15-3(a) (which relates to Permissible OverLoans).
(c) The Revolving Credit Lenders’ providing of an OverLoan on any one occasion does not affect the obligations of the Borrower hereunder (including the Borrower’s obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Revolving Credit Lenders to do so on any other occasion.
2-3. Risks of Value of Collateral. The Agent’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Agent or any Revolving Credit Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrower. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Agent in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.
2-4. Commitment to Make Revolving Credit Loans and Support Letters of Credit. Subject to the provisions of this Agreement, the Revolving Credit Lenders shall make a loan or advance under the Revolving Credit and the Agent shall have an L/C issued for the account of the Borrower, in each instance if duly and timely requested by the Borrower as provided herein provided that:
(a) Borrowing Base will not be exceeded.
(b) The amount of the loan or advance or L/C so requested does not exceed Availability.
(c) The Borrower is not InDefault.
2-5. Revolving Credit Loan Requests.
(a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Borrower in the manner set forth herein or in such other manner as may from time to time be reasonably acceptable to the Agent.

(b) Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Agent by no later than the following:
(i) If such Revolving Credit Loan is to be or is to be converted to a Base Margin Loan: By 11:30AM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Borrower, other than those resulting from the conversion of a Libor Loan, shall not be less than $10,000.00.
(ii) If such Revolving Credit Loan is to be, or is to be continued as, or converted to, a Libor Loan: By 1:00PM three (3) Libor Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Libor Loans and conversions to Libor Loans shall each be not less than $1,000,000.00 and in increments of $250,000.00 in excess of such minimum.
(iii) Any Libor Loan which matures while the Borrower is InDefault shall be converted, at the option of the Agent, to a Base Margin Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Libor Loan.
(c) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Libor Business Day, as applicable.
(d) The Borrower may request that the Agent cause the issuance by the Issuer of L/C’s for the account of the Borrower as provided in Section 2-18.
(e) The Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Agent’s being furnished with such documentation concerning that Person’s authority to act as may be reasonably satisfactory to the Agent.
(f) A request by the Borrower for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct:
(i) There has been no material adverse change in the Borrower’s financial condition from the most recent financial information furnished Agent pursuant to this Agreement.

(ii) Each representation which is made herein or in any of the Loan Documents is then true and complete in all material respects as of and as if made on the date of such request.
(iii) The Borrower is not InDefault.
(g) If, at any time or from time to time, the Borrower is InDefault:
(i) The Agent may suspend the Revolving Credit immediately.
(ii) Neither the Agent nor any Revolving Credit Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.
(iii) The Agent may suspend the right of the Borrower to request any Libor Loan or to convert any Base Margin Loan to a Libor Loan.
2-6. Making of Revolving Credit Loans.
(a) A Revolving Credit Loan shall be made by the transfer of the proceeds of such Revolving Credit Loan to the Operating Account or as otherwise instructed by the Borrower.
(b) A Revolving Credit Loan shall be deemed to have been made under the Revolving Credit (and the Borrower shall be indebted to the Agent and the Revolving Credit Lenders for the amount thereof immediately) at the following:
(i) The Agent’s initiation of the transfer of the proceeds of such Revolving Credit Loan in accordance with the Borrower’s instructions (if such Revolving Credit Loan is of funds requested by the Borrower).
(ii) The charging of the amount of such Revolving Credit Loan to the Loan Account (in all other circumstances).
(c) There shall not be any recourse to or liability of the Agent or any Revolving Credit Lender, on account of any of the following which is beyond the reasonable control of the Agent:
(i) Any delay in the making of any loan or advance requested under the Revolving Credit.
(ii) Any delay by any bank or other depository institution in treating the proceeds of any such loan or advance as collected funds.
(iii) Any delay in the receipt, and/or any loss, of funds which constitute a Revolving Credit Loan under the Revolving Credit, the wire transfer of which was properly initiated by the Agent in accordance with wire instructions provided to the Agent by the Borrower.

2-7. SwingLine Loans.
(a) For ease of administration, Base Margin Loans may be made by the SwingLine Lender (in the aggregate, the “SwingLine Loans”) in accordance with the procedures set forth in this Agreement for the making of loans and advances under the Revolving Credit. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling.
(b) The aggregate unpaid principal balance of SwingLine Loans shall bear interest at the rate applicable to Base Margin Loans and shall be repayable as a Revolving Credit Loan.
(c) The Borrower’s obligation to repay SwingLine Loans shall be evidenced by a Note in the form of EXHIBIT 2-7(c), annexed hereto, executed by the Borrower, and payable to the SwingLine Lender. Neither the original nor a copy of that Note shall be required, however, to establish or prove any Liability. The Borrower shall execute a replacement of any SwingLine Note which has been lost, mutilated, or destroyed and deliver such replacement to the SwingLine Lender.
(d) For all purposes of this Loan Agreement, the SwingLine Loans and the Borrower’s obligations to the SwingLine Lender constitute Revolving Credit Loans and are secured as “Liabilities”.
(e) SwingLine Loans may be subject to periodic settlement with the Revolving Credit Lenders as provided in this Agreement.
2-8. The Loan Account.
(a) An account (“Loan Account”) shall be opened on the books of the Agent in which a record shall be kept of all Revolving Credit Loans.
(b) The Agent shall also keep a record (either in the Loan Account or elsewhere, as the Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Agent and each Revolving Credit Lender on account of the Liabilities and of all credits against such amounts so owed.
(c) All credits against the Liabilities shall be conditional upon final payment to the Agent for the account of each Revolving Credit Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Agent or any Revolving Credit Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.
(d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand. In the determination of Availability, the Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.

(e) The Agent, without the request of the Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Agent or any Revolving Credit Lender is entitled and which are due and payable from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Borrowing Base’s being exceeded. Such action on the part of the Agent shall not constitute a waiver of the Agent’s rights and the Borrower’s obligations under Section 2-10(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-8(e) shall bear interest at the interest rate then and thereafter applicable to Base Margin Loans.
(f) Any statement rendered by the Agent or any Revolving Credit Lender to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Agent with written objection thereto within twenty (20) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. In the absence of manifest error, the Loan Account and the Agent’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.
2-9. The Revolving Credit Notes. The Borrower’s obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by Notes (each, a “Revolving Credit Note”) in the form of EXHIBIT 2-9, annexed hereto, executed by the Borrower, one payable to each Revolving Credit Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that any Revolving Credit Note is ever lost, mutilated, or destroyed, the Borrower shall execute a replacement thereof and deliver such replacement to the Agent.
2-10. Payment of The Loan Account.
(a) The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.
(b) The Borrower, without notice or demand from the Agent or any Revolving Credit Lender, shall pay the Agent that amount, from time to time, which is necessary so that there is no OverLoan outstanding.
(c) The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.

(d) The Agent shall endeavor to cause the application of payments (if any), pursuant to Sections 2-10(a) and 2-10(b) against Libor Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Agent’s failure to have done so. In no event shall action or inaction taken by the Agent excuse the Borrower from any indemnification obligation under Section 2-10(e).
(e) Within ten (10) days from the date a Revolving Credit Lender or the Agent (as the case may be) makes written demand therefor, the Borrower shall indemnify the Agent and each Revolving Credit Lender and hold the Agent and each Revolving Credit Lender harmless from and against any loss, cost or expense (including loss of anticipated profits and amounts payable by the Agent or such Revolving Credit Lender on account of “breakage fees” (so-called)) which the Agent or such Revolving Credit Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:
(i) Default by the Borrower in payment of the principal amount of or any interest on any Libor Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by such Revolving Credit Lender in order to maintain its Libor Loans.
(ii) Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.
(iii) The making of any payment on a Libor Loan or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto.
2-11. Interest on Revolving Credit Loans.
(a) Each Revolving Credit Loan shall be a Base Margin Loan and shall bear interest at the Base Margin Rate unless timely notice is given (as provided in Section 2-5) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Libor Loan.
(b) Each Revolving Credit Loan which consists of a Libor Loan shall bear interest at the applicable Libor Margin Rate.
(c) Subject to, and in accordance with, the provisions of this Agreement, the Borrower may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Libor Margin Rate as specified from time to time by the Borrower.

(d) The Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than six (6) Libor Margin Rates applicable to the Revolving Credit Loans at any one time.
(e) The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:
(i) On the applicable Interest Payment Date for that Revolving Credit Loan.
(ii) On the Termination Date and on the End Date.
(iii) Following the occurrence of any Event of Default, with such frequency as may be reasonably determined by the Agent.
(f) Following the occurrence of any Specified Default (and whether or not the Agent exercises the Agent’s rights on account thereof), each Revolving Credit Loan shall bear interest, at the option of the Agent or at the instruction of the SuperMajority Lenders at rate which is the rate then in effect for such Revolving Credit Loan, plus two percent (2%) per annum.
2-12. Revolving Credit Commitment Fee. In consideration of the commitment to make loans and advances to the Borrower under the Revolving Credit, and to maintain sufficient funds available for such purpose, there has been earned and the Borrower shall pay the “Revolving Credit Commitment Fee” (so referred to herein) in the amount and payable as provided in the Fee Letter.
2-13. Agent’s Fee. In addition to any other fee or expense to be paid by the Borrower on account of the Revolving Credit, the Borrower shall pay the Agent the “Agent’s Fee” at the times and in the amounts as set forth the Fee Letter.
2-14. Unused Line Fee. In addition to any other fee to be paid by the Borrower on account of the Revolving Credit, the Borrower shall pay the Agent the “Unused Line Fee” (so referred to herein) equal to the Applicable Fee Rate multiplied by the difference, during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Ceiling and the average of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C’s outstanding during the relevant period. The Unused Line Fee shall be paid in arrears, on the first day of each quarter after the execution of this Agreement and on the Termination Date.
2-15. Reserved.

2-16. Concerning Fees.
(a) In addition to any other right to which the Agent is then entitled on account thereof, the Agent may assess an additional fee payable by the Borrower on account of the accommodation, from time to time, by the Agent of the Borrower’s request that the Agent depart or dispense with one or more of the administrative provisions of this Agreement and/or the Borrower’s failure to comply with any of such provisions, which additional fee shall be reasonable.
(i) By way of non-exclusive example, the Agent may assess a fee on account of any of the following:
(A) The Borrower’s failure to pay that amount which is necessary so that no OverLoan is outstanding (as required under Section 2-10(b) hereof).
(B) The providing of a loan or advance under the Revolving Credit or charging of the Loan Account such that an OverLoan is made.
(C) The foreshortening of any of the time frames with respect to the making of Revolving Credit Loans as set forth in Section 2-5.
(D) The Borrower’s failure to provide a financial statement or report within the applicable time frame provided for such report under Article 5 hereof.
(ii) The inclusion of the foregoing right on the part of the Agent to assess a fee does not constitute an obligation, on the part of the Agent, to waive any provision of this Agreement under any circumstances. The assessment of any such fee in any particular circumstance shall not constitute the Agent’s waiver of any breach of this Agreement on account of which such fee was assessed nor a course of action on which the Borrower may rely.
(b) The Borrower shall not be entitled to any credit, rebate or repayment of any fee earned by the Agent or any Revolving Credit Lender pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement pursuant to the terms hereof or suspension or termination pursuant to the terms hereof of the Agent’s and any Revolving Credit Lender’s respective obligation to make loans and advances hereunder.
2-17. Agent’s and Revolving Credit Lenders’ Discretion.
(a) Each reference in the Loan Documents to the exercise of discretion or the like by the Agent or any Revolving Credit Lender shall be to such Person’s exercise of its reasonable judgment, in good faith (which shall be presumed), based upon such Person’s consideration of any such factors as the Agent or that Revolving Credit Lender, taking into account information of which that Person then has actual knowledge, reasonably believes:
(i) Will or reasonably could be expected to adversely affect the value of the Collateral, the enforceability of the Agent’s Collateral Interests therein, or the amount which the Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Agent’s realizing upon the Collateral and likely Costs of Collection).

(ii) Indicates that any report or financial information delivered to the Agent or any Revolving Credit Lender by or on behalf of the Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in any material respect in accordance with the requirements of this Agreement.
(iii) Suggests an increase in the likelihood that the Borrower will become the subject of a bankruptcy or insolvency proceeding.
(iv) Suggests that the Borrower is InDefault.
(b) In the exercise of such judgment, the Agent and each Revolving Credit Lender also may take into account any of the following factors:
(i) Those included in, or tested by, the definitions of “Eligible Inventory” and “Cost”.
(ii) The current financial and business climate of the industry in which the Borrower competes (having regard for the Borrower’s position in that industry).
(iii) General macroeconomic conditions which have a material effect on the Borrower’s cost structure.
(iv) Material changes in or to the mix of the Borrower’s Inventory.
(v) Seasonality with respect to the Borrower’s Inventory and patterns of retail sales.
(vi) Such other factors as the Agent and each Revolving Credit Lender reasonably determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrower.
(c) The burden of establishing the failure of the Agent or any Revolving Credit Lender to have acted in a reasonable manner in such Person’s exercise of such discretion shall be the Borrower’s.
2-18. Procedures For Issuance of L/C’s.
(a) The Borrower may request that the Agent cause the issuance by the Issuer of L/C’s for the account of the Borrower, and the Issuer shall, if so requested, issue one or more L/C’s for the account of the Borrower from time to time pursuant to the terms hereof. Each such request shall be in the manner set forth herein or in such other manner as may from time to time be reasonably acceptable to the Agent.

(b) The Agent shall cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, both the Issuance Conditions are satisfied and Revolving Credit has not been suspended as provided in Section 2-5(g) and if so issued:
(i) The aggregate Stated Amount of all L/C’s then outstanding, does not exceed $20,000,000.00
(ii) The expiry of the L/C is not later than the earlier of thirty (30) days prior to the Maturity Date or the following:
(A) Standby L/Cs: One (1) year from initial issuance.
(B) Documentary L/Cs: Sixty (60) days from issuance.
(iii) An OverLoan will not result from the issuance of the subject L/C.
(c) The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer.
(d) Unless within the control of the Agent or a Revolving Credit Lender, there shall not be any recourse to, nor liability of, the Agent or any Revolving Credit Lender on account of
(i) Any delay or refusal by an Issuer to issue an L/C;
(ii) Any action or inaction of an Issuer on account of or in respect to, any L/C.
(e) The Borrower shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Agent, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Revolving Credit Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not the Borrower is InDefault or such advance would result in an OverLoan. Such action shall not constitute a waiver of the Agent’s rights under Section 2-10(b) hereof.
2-19. Fees For L/C’s.
(a) The Borrower shall pay to the Agent a fee, on account of L/C’s, monthly in arrears, and on the Termination Date and on the End Date, determined at the following per annum rate of the weighted average Stated Amount of all L/C’s outstanding during the period in respect of which such fee is being paid except that, following the occurrence of any Event of Default, such fee shall be increased by two percent (2%) per annum:
(i) Standby L/Cs: 200 basis points.
(ii) Documentary L/Cs: 150 basis points.
(b) In addition to the fee to be paid as provided in Subsection 2-19(a) above, the Borrower shall pay to the Agent (or to the Issuer, if so requested by Agent), on demand, all customary issuance, processing, negotiation, amendment, and administrative fees and other amounts customarily charged by the Issuer on account of, or in respect to, any L/C.

(c) If any change in Applicable Law after the date of this Agreement shall either:
(i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which any Revolving Credit Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or
(ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;
and the result of any event referred to in Section 2-19(c)(i) or 2-19(c)(ii), above, shall be to increase the cost to any Revolving Credit Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Revolving Credit Lender’s or Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then within ten (10) days after demand by the Agent and delivery by the Agent to the Borrower of a certificate of an officer of the subject Revolving Credit Lender or the subject Issuer describing, with reasonable particularity, such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Revolving Credit Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Borrower shall immediately pay to the Agent, from time to time as specified by the Agent, such amounts as shall be sufficient to compensate the subject Revolving Credit Lender or the subject Issuer for such increased cost. In the absence of manifest error, any Revolving Credit Lender’s or any Issuer’s determination of costs incurred under Section 2-19(c)(i) or 2-19(c)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of such Revolving Credit Lender or such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrower. Notwithstanding the foregoing, any demand for such increased letter of credit costs shall not include any increased letter of credit costs of which the Issuer, any Revolving Credit Lender, or the Agent making demand therefor had knowledge more than 90 days prior to the date that the Issuer, any Revolving Credit Lender or the Agent makes demand therefor.
2-20. Concerning L/C’s.
(a) None of the Issuer, the Issuer’s correspondents, any Revolving Credit Lender, the Agent, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
(i) The performance by any beneficiary under any L/C of that beneficiary’s obligations to the Borrower.

(ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.
(b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.
(c) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to:
(i) Select an advising bank, if any.
(ii) Select a paying bank, if any.
(iii) Select a negotiating bank.
(d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower. The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). None of the Agent, any Revolving Credit Lender, or the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except through its gross negligence or willful misconduct.
(e) The Agent’s, each Revolving Credit Lender’s, and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
(f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, documentary L/C’s will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and standby L/C’s will be governed by International Standby Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.

(g) The obligations of the Borrower under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:
(i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.
(ii) The Borrower’s consent to any amendment or waiver of, or consent to the departure from, any L/C.
(iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.
(iv) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.
2-21. Changed Circumstances.
(a) The Agent may advise the Borrower that the Agent has made the good faith determination (which determination shall be final and conclusive) of any of the following:
(i) Adequate and fair means do not exist for ascertaining the rate for Libor Loans.
(ii) The continuation of or conversion of any Revolving Credit Loan to a Libor Loan has been made impossible or unlawful by the occurrence after the date of this Agreement of a contingency that materially and adversely affects the applicable market or the compliance by the Agent or any Revolving Credit Lender in good faith with any Applicable Law.
(iii) The indices on which the interest rates for Libor Loans are based shall no longer fairly and adequately represent the effective cost to the Agent or any Revolving Credit Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.
(b) In the event that the Agent advises the Borrower of an occurrence described in Section 2-21(a), then, until the Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply:
(i) The obligation of the Agent or each Revolving Credit Lender to make loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.
(ii) Any notice which the Borrower had given the Agent with respect to any Libor Loan, the time for action with respect to which has not occurred prior to the Agent’s having given notice pursuant to Section 2-21(a) above, shall be deemed to be given for a Base Margin Loan.

2-22. Lenders’ Commitments.
(a) Subject to Section 16-1 (which provides for assignments and assumptions of commitments), each Revolving Credit Lender’s “Revolving Credit Percentage Commitment” and “Revolving Credit Dollar Commitment” (respectively so referred to herein) are set forth on EXHIBIT 2-22, annexed hereto.
(b) The obligations of each Revolving Credit Lender are several and not joint. No Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of the lesser of the following:
(i) That Revolving Credit Lender’s Revolving Credit Commitment Percentage of the subject loan or advance or of Availability.
(ii) that Revolving Credit Lender’s Revolving Credit Dollar Commitment.
(c) No Revolving Credit Lender shall have any liability to the Borrower on account of the failure of any other Revolving Credit Lender to provide any loan or advance under the Revolving Credit nor any obligation to make up any shortfall which may be created by such failure.
(d) In the event of the Borrower’s exercise of its right to reduce the Revolving Credit Ceiling, the effect of such reduction shall be distributed, pro rata, amongst the Revolving Credit Lenders based on their then respective Revolving Credit Dollar Commitments.
(e) The Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages, and identities of the Revolving Credit Lenders may be changed, from time to time by the reallocation or assignment of Revolving Credit Dollar Commitments and Revolving Credit Commitment Percentages amongst the Revolving Credit Lenders or with other Persons who determine to become “Revolving Credit Lenders”, provided, however unless an Event of Default has occurred (in which event, no consent of the Borrower is required) any assignment to a Person not then a Revolving Credit Lender shall be subject to the prior written consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Agent with written objection, not more than five (5) Business Days after the Agent shall have given the Borrower written notice of a proposed assignment).
(f) Upon written notice given the Borrower from time to time by the Agent, of any assignment or allocation referenced in Section 2-22(e):
(i) The Borrower shall execute one or more replacement Revolving Credit Notes to reflect such changed Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Agent (which promptly thereafter shall deliver to the Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrower, the Agent, in lieu of causing the Borrower to execute one or more new Revolving Credit Notes, may issue the Agent’s Certificate confirming the resulting Revolving Credit Dollar Commitments and Revolving Credit Percentage Commitments.

(ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Revolving Credit Lender shall have all rights and privileges of a Revolving Credit Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Revolving Credit Lender is a signatory and any Person removed as a Revolving Credit Lender shall be relieved of any obligations or responsibilities of a Revolving Credit Lender hereunder thereafter.
ARTICLE 3 — Conditions Precedent:
As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3-1 through and including 3-4, (each in form and substance reasonably satisfactory to the Agent) shall have been delivered to the Agent, and the conditions respectively described in Sections 3-5 through and including 3-9, shall have been satisfied:
3-1. Corporate Due Diligence.
(a) A Certificate of corporate good standing issued by the Secretary of State of Texas.
(b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of the Borrower’s business conducted or assets owned could require such qualification.
(c) A Certificate of the Borrower’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.
3-2. Opinion». An opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Agent.
3-3. Additional Documents. Such additional instruments and documents as the Agent or its counsel reasonably may require or request.

3-4. Officers’ Certificates. Certificates executed by the President and the Chief Financial Officer or Vice President - Finance of the Borrower and stating that the representations and warranties made by the Borrower to the Agent and the Revolving Credit Lenders in the Loan Documents are true and complete in all material respects as of the date of such Certificate (other than those representations and warranties which are qualified by “materiality”, each of which are true and correct in all respects), and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.
3-5. Representations and Warranties. Each of the representations made by or on behalf of the Borrower in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of the Borrower shall be true and complete in all material respects as of the date as of which such representation or warranty was made.
3-6. Minimum Day One Availability. After giving effect to the first funding under the Revolving Credit; Availability shall not be less than $50 Million.
3-7. All Fees and Expenses Paid.
All reasonable fees due at or immediately after the first funding under the Revolving Credit and all reasonable costs and expenses incurred by the Agent in connection with the amendment and restatement of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.
3-8. Borrower Not InDefault. The Borrower is not InDefault.
3-9. No Adverse Change. No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrower’s financial condition when compared with such financial condition at April 30, 2010.
3-10. Benefit of Conditions Precedent. The conditions set forth in this Article 3 are for the sole benefit of the Agent and the Revolving Credit Lenders and may be waived by the Agent in whole or in part without prejudice to the Agent or any Revolving Credit Lender.
No document shall be deemed delivered to the Agent or any Revolving Credit Lender until received and accepted by the Agent or its counsel at its offices in Boston, Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Agent at said offices.

ARTICLE 4 — General Representations, Covenants and Warranties:
To induce each Revolving Credit Lender to establish the credit facility contemplated herein and to induce the Revolving Credit Lenders to provide Revolving Credit Loans (each of which Revolving Credit Loans shall be deemed to have been made in reliance thereupon) the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement.
4-1. Payment and Performance of Liabilities. The Borrower shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.
4-2. Due Organization. Authorization. No Conflicts.
(a) The Borrower presently is and shall hereafter remain in good standing as a Texas corporation and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Borrower’s assets or operation of the Borrower’s business, such qualification may be necessary, except where the failure to so qualify would not have a material adverse effect on the business or assets of the Borrower.
(b) The Borrower’s organizational identification number assigned to it by the State of Texas is 306162-0 and its federal employer identification number is 75-1386375.
(c) The Borrower shall not change its State of organization; any organizational identification number assigned to the Borrower by that State; or the Borrower’s federal employer identification number without giving the Agent thirty (30) days prior written notice thereof.
(d) Each Subsidiary is listed on EXHIBIT 4-2, annexed hereto. The Borrower shall provide the Agent with prior written notice of any entity’s becoming or ceasing to be a Subsidiary.
(e) The Borrower has all requisite power and authority to execute and deliver all Loan Documents to which the Borrower is a party and has and will hereafter retain all requisite power to perform all Liabilities.
(f) The execution and delivery by the Borrower of each Loan Document to which it is a party; the Borrower’s consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by the Borrower to secure the Liabilities); the Borrower’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:
(i) Have been duly authorized by all necessary action.

(ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of the Borrower, except to the extent such contravention would not have a material adverse effect on the business or assets of the Borrower.
(iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of the Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.
(g) The Loan Documents have been duly executed and delivered by the Borrower and are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as such enforceability may be limited by the effect of bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general equitable principles.
4-3. Trade Names.
(a) EXHIBIT 4-3, annexed hereto, is a listing of:
(i) All names under which the Borrower ever conducted its business since June 1, 2005.
(ii) All Persons with whom the Borrower, since June 1, 2005, consolidated or merged, or from whom the Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such Person’s assets.
(b) The Borrower will provide the Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to the Borrower’s name from that under which the Borrower is conducting its business at the execution of this Agreement and will not effect such change unless the Borrower is then in compliance in all material respects with all provisions of this Agreement.
4-4. Infrastructure.
(a) The Borrower owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Borrower’s conduct of the Borrower’s business, except where the failure to do so would not have a material adverse effect on the business or assets of the Borrower.
(b) The conduct by the Borrower of the Borrower’s business does not presently infringe (nor will the Borrower conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.

4-5. Locations.
(a) The Collateral, and the books, records, and papers of Borrower’s pertaining thereto, are kept and maintained solely at the following locations:
(i) The Borrower’s chief executive offices which are at 3601 Plains Boulevard, Amarillo, Texas 79102.
(ii) Those locations which are listed on EXHIBIT 4-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that the Borrower owns the subject location) and of all service bureaus with which any such records are maintained.
(b) The Borrower shall not remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4-5 except for the following purposes:
(i) To accomplish sales or rentals of Inventory in the ordinary course of business.
(ii) To move Inventory from one such location to another such location.
(iii) To utilize such of the Collateral as is removed from such locations in the ordinary course of business.
(iv) To accomplish other sales and dispositions as are permitted hereunder.
(c) The Borrower will not:
(i) Execute, alter, modify, or amend any Lease after the occurrence of any Event of Default.
(ii) Commit to, or open or close any location at which the Borrower maintains, offers for sale, or stores any of the Collateral, except that upon notice to and consent of the Agent and provided that no Event of Default then exists, the Borrower may:
(A) Acquire one or more new store locations.
(B) Close one or more store locations.
(d) Except as otherwise disclosed pursuant to, or permitted by, this Section 4-5, no tangible personal property of the Borrower is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

4-6. Title to Assets.
(a) The Borrower is, and shall hereafter remain, the owner of the Collateral free and clear of all Encumbrances with the exceptions of the following (the “Permitted Encumbrances”):
(i) Encumbrances in favor of the Agent.
(ii) Liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings and provided that no lien has been filed in respect thereof.
(iii) Non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of the Borrower’s business to the extent: such liens secure obligations which are not overdue or such liens secure obligations relating to claims or liabilities which are fully insured (subject to commercially reasonable deductibles) and are being defended at the sole cost and expense and at the sole risk of the insurer or are being contested in good faith by appropriate proceedings diligently pursued and available to the Borrower, in each instance prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on the Borrower’s books.
(iv) Carriers’, warehousemen’s, materialmen’s, mechanics, repairmen’s or similar liens incurred in the ordinary course of business.
(v) Purchase money security interests in equipment securing obligations not in excess of $10 Million unpaid principal balance outstanding at any one time on account of the purchase of new equipment.
(vi) Zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property.
(vii) Deposits under workmen’s compensation, unemployment insurance, pensions, and other employee benefits, and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business.
(viii) Landlord’s liens by operation of law where waivers thereof have not been obtained.
(ix) Interests of lessors under Capital Leases.
(x) Liens consisting of security deposits made by the Borrower.
(xi) Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto.
(b) The Borrower does not, and shall not, have possession of any property on consignment to the Borrower having a Cost aggregating more than $600,000.00 at any one time.

(c) The Borrower shall not acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:
(i) Equipment which is merely incidental to the conduct of the Borrower’s business.
(ii) Equipment, the acquisition or right to use of which has been consented to by the Agent, which consent may be conditioned upon the Agent’s receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Agent.
4-7. Indebtedness. The Borrower does not and shall not hereafter have any Indebtedness with the exceptions of:
(a) Any Indebtedness on account of the Liabilities.
(b) The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto and all renewals, extensions, refinancings, and modifications (but not increases) thereof.
(c) Current liabilities for taxes incurred in the ordinary course of business which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves, if required by GAAP, have been established.
(d) Trade payables arising in the ordinary course of business (i) that are paid within the earlier of (A) 60 days of the date when payment thereof is due and payable and (B) 180 days of the date the respective goods are delivered or services are rendered or (ii) which are being contested in good faith by appropriate proceedings for which adequate reserves, if required by GAAP, have been established.
(e) Purchase money Indebtedness for equipment purchases which does not exceed, in aggregate, $10,000,000 principal outstanding at any one time.
4-8. Insurance.
(a) EXHIBIT 4-8, annexed hereto, is a schedule of all insurance policies owned by the Borrower or under which the Borrower is the named insured. Each of such policies is in full force and effect. Neither the Borrower nor, to the Borrower’s knowledge, the issuer of any such policy is in default or violation of any such policy.
(b) The Borrower shall have and maintain at all times from responsible companies insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Agent.
(c) All insurance carried by the Borrower shall provide for a minimum of thirty (30) days’ written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agent, which endorsement shall provide that the insurance, to the extent of the Agent’s interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Borrower or by the failure of the Borrower to comply with any warranty or condition of the policy.

(d) The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Borrower, however, that such requirements may change hereafter to reflect changing circumstances.
(e) The Borrower shall furnish the Agent from time to time with certificates or other evidence reasonably satisfactory to the Agent regarding compliance by the Borrower with the foregoing requirements.
(f) In the event of the failure by the Borrower to maintain insurance as required herein, the Agent, at its option, may obtain such insurance, provided, however, the Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrower’s failure to have maintained such insurance.
4-9. Licenses. Each license, distributorship, franchise, and similar agreement issued to, or to which the Borrower is a party is in full force and effect, except where the failure to do so would not have a material adverse effect on the business or assets of the Borrower. To the Borrower’s knowledge, no party to any such license or agreement is in default or violation thereof. The Borrower has not received any notice or threat of cancellation of any such license or agreement.
4-10. Leases. EXHIBIT 4-10, annexed hereto, is a schedule of all presently effective Capital Leases. To the Borrower’s knowledge, each of such Capital Leases is in full force and effect. To the Borrower’s knowledge, no party to any Lease or Capital Lease is in default or violation of any such Lease or Capital Lease. The Borrower has not received any notice or threat of cancellation of any such Lease or Capital Lease. The Borrower hereby authorizes the Agent at any time and from time to time, after the occurrence of an Event of Default, to contact any of the Borrower’s landlords in order to confirm the Borrower’s continued compliance with the terms and conditions of the Lease(s) between the Borrower and that landlord and to discuss such issues, concerning the Borrower’s occupancy under such Lease(s), as the Agent may determine.
4-11. Requirements of Law. The Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance would not have a material adverse effect on the Borrower’s business or assets. The Borrower has not received any notice of any violation of any Requirement of Law (other than of a violation which would not have a material adverse effect on the Borrower’s business or assets), which violation has not been cured or otherwise remedied.

4-12. Labor Relations.
(a) The Borrower has not been and is not presently a party to any collective bargaining or other labor contract.
(b) There is not presently pending and, to the Borrower’s knowledge, there is not threatened any of the following:
(i) Any strike, slowdown, picketing, work stoppage, or employee grievance process.
(ii) Any proceeding against or affecting the Borrower relating to the alleged violation of any Applicable Law pertaining to labor relations or before the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting the Borrower, which, if determined adversely to the Borrower could reasonably be expected to have a material adverse effect on the business or assets of the Borrower.
(iii) Any lockout of any employees by the Borrower (and no such action is contemplated by the Borrower).
(iv) Any application for the certification of a collective bargaining agent.
(c) No event has occurred or circumstance exists which could reasonably be expected to provide the basis for any work stoppage or other labor dispute.
(d) The Borrower:
(i) Has complied in all material respects with all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.
(ii) Is not liable for the payment of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for the Borrower’s failure to comply with any Applicable Law referenced in Section 4-12(d)(i), the amount of which would have a material adverse effect on the business or assets of the Borrower.
4-13. Maintain Properties. The Borrower shall:
(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).
(b) Not suffer or cause the waste or destruction of any material part of the Collateral.

(c) Not use any of the Collateral in violation of any policy of insurance thereon.
(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:
(i) The sale or rental of Inventory in compliance with this Agreement.
(ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Borrower.
(iii) The turning over to the Agent of all Receipts as provided herein.
(iv) The sales of previously viewed movies and games.
(v) The sales of fixed assets (which shall not include sale of previously viewed movies and games) during each Fiscal year which have an aggregate book value not in excess of 10% of the book value of the Borrower’s total fixed assets as of the beginning of such Fiscal year.
4-14. Taxes.
(a) With respect to the Borrower’s federal, state, and local tax liability and obligations:
(i) The Borrower, in compliance with all Applicable Law, has properly filed all returns due to be filed up to the date of this Agreement, except to the extent any failure to file would not have a material adverse effect on the business or assets of the Borrower.
(ii) Except as described on EXHIBIT 4-14:
(A) The Borrower has not received from any taxing authority any request to perform any examination of or with respect to the Borrower nor any other written or verbal notice in any way relating to any claimed failure by the Borrower to comply with all Applicable Law concerning payment of any taxes or other amounts in the nature of taxes, in each case that has not been resolved.
(B) No agreement is extant which waives or extends any statute of limitations applicable to the right of any taxing authority to assert a deficiency or make any other claim for or in respect to federal income taxes.
(C) No issue has been raised in any tax examination of the Borrower which, by application of similar principles, reasonably could be expected to result in the assertion by any taxing authority of a material deficiency for any Fiscal year open for examination, assessment, or claim.

(b) The Borrower has, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against the Borrower or the Collateral by any person or entity, except those taxes, contributions and charges that are being contested in good faith by appropriate proceedings for which adequate reserves, if required by GAAP, have been established, and provided that no lien has been filed in respect thereto, properly exercise any trust responsibilities imposed upon the Borrower by reason of withholding from employees’ pay or by reason of the Borrower’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom the Borrower is obligated to so file, except where the failure to file would not have a material adverse effect on the business or assets of the Borrower.
4-15. No Margin Stock. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.
4-16. ERISA.
(a) Except as disclosed on EXHIBIT 4-16(a), annexed hereto, neither the Borrower nor any ERISA Affiliate is aware of or has knowingly:
(i) Violated or failed to be in full compliance with the Borrower’s Employee Benefit Plan.
(ii) Failed timely to file all reports and filings required by ERISA to be filed by the Borrower.
(iii) Engaged in any nonexempt “prohibited transactions” or “reportable events” (respectively as described in ERISA).
(iv) Engaged in, or committed, any act such that a tax or penalty reasonably could be imposed upon the Borrower on account thereof pursuant to ERISA, which tax or penalty would have a material adverse effect on the business or assets of the Borrower.
(v) Accumulated any material cumulative funding deficiency within the meaning of ERISA.
(vi) Terminated any Employee Benefit Plan such that a lien could be asserted against any assets of the Borrower on account thereof pursuant to ERISA.

(vii) Been a member of, contributed to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.
(b) Neither the Borrower nor any ERISA Affiliate shall ever knowingly or intentionally engage in any action of the type described in Section 4-16(a).
4-17. Hazardous Materials.
(a) To the best of the Borrower’s knowledge the Borrower has never: (i) been legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of the incurrence of any material expense in connection with the assessment, containment, or removal of any Hazardous Material for which the Borrower would be responsible.
(b) The Borrower shall: (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of the Borrower’s business and in compliance with all Environmental Laws.
4-18. Litigation. Except as described in EXHIBIT 4-18, annexed hereto, there is not presently pending or, to the knowledge of the Borrower, threatened by or against the Borrower any suit, action, proceeding, or investigation which, if determined adversely to the Borrower, would have a material adverse effect upon the Borrower’s financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.
4-19. Dividends, Investments, Corporate Action. The Borrower shall not:
(a) Pay any cash dividend or make any other distribution in respect of any class of the Borrower’s capital stock.
(b) (i) Own, redeem, retire, purchase, repurchase, or acquire any of the Borrower’s capital stock, provided that (A) if, after giving effect to each such transaction, the Pro Forma Availability Condition is satisfied, the Borrower may redeem, retire, purchase, repurchase, or acquire the Borrower’s capital stock provided that the amount of consideration paid for all such transactions after the date hereof shall not exceed $10,000,000 in the aggregate unless the provisions of subsection (B) of this clause (b)(i) are satisfied, or (B) if, after giving effect to each such transaction, the Payment Conditions are satisfied, the Borrower may redeem, retire, purchase, repurchase, or acquire the Borrower’s capital stock without any limitation on the aggregate consideration paid; and
(ii) Borrower may repurchase stock options issued under the Borrower’s employee stock option plan for non-cash consideration consisting of restricted stock of the Borrower.

(c) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any Person.
(d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, provided, that a subsidiary of the Borrower may merge or consolidate into the Borrower.
(e) Consolidate any of the Borrower’s operations with those of any other Person, other than a subsidiary of the Borrower.
(f) Organize or create any Subsidiary, without notifying the Agent, and contemporaneously with such formation, causing such Subsidiary to execute (i) an Unconditional and Unlimited Guaranty of all of the Borrower’s Liabilities, substantially in the form of the guaranty agreement executed on August 29, 2000 by the Borrower’s existing Subsidiary, and (ii) a Security Agreement granting to the Agent a first perfected interest in its business assets, substantially in the form of the security agreement executed on August 17, 2006 by the Borrower’s existing Subsidiary.
(g) Subordinate any debts or obligations owed to the Borrower by any third party to any other debts owed by such third party to any other Person.
(h) Acquire any assets other than in the ordinary course and conduct of the Borrower’s business as conducted at the execution of this Agreement.
4-20. Loans. The Borrower shall not make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:
(a) Advance payments made to the Borrower’s suppliers in the ordinary course.
(b) Advances to the Borrower’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Borrower.
(c) Advances and loans to the Borrower’s Subsidiaries.
4-21. Protection of Assets. The Agent, in the Agent’s reasonable discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Agent may deem reasonably necessary to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent had acted in actual bad faith or in a grossly negligent manner. The Borrower shall pay to the Agent, on demand, or the Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this Section 4-21.

4-22. Line of Business. The Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably related thereto (the conduct of which reasonably related business is reflected in the Business Plan).
4-23. Affiliate Transactions. The Borrower shall not enter into any transaction with any Affiliate, other then transactions in the ordinary course of business which are on fair and reasonable terms, no less favorable to the Borrower than those which would have been imposed in a comparable arms length transaction with a person who is not an Affiliate.
4-24. Further Assurances.
(a) The Borrower is not the owner of, nor has it any interest in, any property or asset (other than any Exempt Asset) which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will not be subject to a perfected Collateral Interest in favor of the Agent (subject only to Permitted Encumbrances) to secure the Liabilities.
(b) The Borrower will not hereafter acquire any asset or any interest in property (other than any Exempt Asset) which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Agent to secure the Liabilities (subject only to Permitted Encumbrances).
(c) The Borrower shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent’s Collateral Interests in the Collateral; and to facilitate the collection of the Receivables Collateral. The Borrower shall execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.
(d) The Borrower hereby designates the Agent as and for the Borrower’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect the Agent’s Collateral Interests in the Collateral.
(e) The Borrower hereby authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the Agent’s Collateral Interests in the Collateral.

(f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4-24 shall be sufficient for filing to perfect the security interests granted herein.
4-25. Adequacy of Disclosure.
(a) All financial statements furnished to the Agent and to each Revolving Credit Lender by the Borrower have been prepared in accordance with GAAP consistently applied and present fairly in all material respects the financial condition of the Borrower at the date(s) thereof and the results of operations and cash flows for the period(s) covered (provided however, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). There has been no change in the financial condition, results of operations, or cash flows of the Borrower since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.
(b) The Borrower does not have any contingent obligations or obligation under any Lease or Capital Lease which is required to be reflected in financial statements prepared in accordance with GAAP and that is not noted in the Borrower’s financial statements furnished to the Agent prior to the execution of this Agreement.
(c) To the Borrower’s knowledge, no document, instrument, agreement, or paper now or hereafter given to the Agent and to each Revolving Credit Lender by or on behalf of the Borrower or any guarantor of the Liabilities in connection with the execution of this Agreement by the Agent and to each Revolving Credit Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to the Borrower which has, or which, in the foreseeable future could reasonably be expected to have, a material adverse effect on the financial condition of the Borrower or any such guarantor which has not been disclosed in writing to the Agent and to each Revolving Credit Lender.
4-26. No Restrictions on Liabilities. The Borrower shall not enter into or directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, the Borrower’s:
(a) Creation of, and granting of Collateral Interests in favor of the Agent.
(b) Incurrence of Liabilities.
4-27. Other Covenants. The Borrower shall not indirectly do or cause to be done any act which, if done directly by the Borrower, would breach any covenant contained in this Agreement.

ARTICLE 5 — Financial Reporting and Performance Covenants:
5-1. Maintain Records. The Borrower shall:
(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrower’s financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect in all material respects the financial condition of the Borrower at the close of, and its results of operations for, the periods in question.
(b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect in all material respects the financial condition of the Borrower at the close of, and the results of operations for, the period(s) covered therein.
(c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
(d) At all times, retain an independent registered public accounting firm which is reasonably satisfactory to the Agent and instruct such accountants to discuss with the Agent the Borrower’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants (and subject to work product and accountant/client privileged information), as may be requested by the Agent.
(e) Not change the Borrower’s Fiscal year.
5-2. Access to Records.
(a) The Borrower shall accord the Agent with access from time to time as the Agent may require to all properties owned by or over which the Borrower has control. The Agent shall have the right, and the Borrower will permit the Agent from time to time as Agent may reasonably request, to examine, inspect, copy, and make extracts from any and all of the Borrower’s books, records, electronically stored data, papers, and files. The Borrower shall make all of the Borrower’s copying facilities available to the Agent.
(b) The Borrower hereby authorizes the Agent to:
(i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Borrower, of the Borrower, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Agent with respect thereto.

(ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrower’s computer billing companies, collection agencies, and accountants and to sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Collateral.
(c) The Agent from time to time may designate one or more representatives to exercise the Agent’s rights under this Section 5-2 as fully as if the Agent were doing so.
5-3. Prompt Notice to Agent.
(a) The Borrower shall provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:
(i) Any change in the Borrower’s President and chief financial officer.
(ii) Any ceasing of the Borrower’s making of payment, in the ordinary course, to any of its creditors (other than its ceasing of making of such payments on account of a de minimis dispute).
(iii) Any failure by the Borrower to pay rent at any of the Borrower’s locations, which failure continues for more than three (3) days following the last day on which such rent was payable (including any grace periods therefor) without more than a de minimis adverse effect to the Borrower.
(iv) Any material adverse change in the business, operations, or financial condition of the Borrower.
(v) The Borrower’s becoming InDefault.
(vi) Any intention on the part of the Borrower to discharge the Borrower’s present independent registered public accounting firm or any withdrawal or resignation by such independent registered public accounting firm from their acting in such capacity (as to which, see Subsection 5-1(d)).
(vii) Any litigation which, if determined adversely to the Borrower, might reasonably be expected to have a material adverse effect on the financial condition of the Borrower.
(b) The Borrower shall:
(i) Provide the Agent, when so distributed, with copies of any materials distributed to the shareholders of the Borrower (qua such shareholders).

(ii) Provide the Agent:
(A) When filed, copies of the Borrower’s Form 10-K, Form 8-K, Form 10-Q and Form 14A filed with the SEC.
(B) When received, copies of all correspondence from the SEC, other than routine non-substantive general communications from the SEC.
(iii) Provide the Agent, when received by the Borrower, with a copy of any management letter or similar communications from any accountant of the Borrower.
5-4. Borrowing Base Certificate. The Borrower shall provide the Agent by 11:30 a.m. Central time, on the fifteenth day of each Fiscal month, with a Borrowing Base Certificate (in the form of EXHIBIT 5-4 annexed hereto, as such form may be revised from time to time by the Agent (the “Borrowing Base Certificate”)). Notwithstanding the foregoing, if an Increased Reporting Event has occurred and is continuing, instead of providing the Agent with a Borrowing Base Certificate on a monthly basis, the Borrower shall provide the Agent with a Borrowing Base Certificate on a weekly basis, on Wednesday of each week (as of the immediately preceding Saturday), commencing with the week in which the Increased Reporting Event occurs. The Agent acknowledges that so long as the Borrower is required to provide such information to the Agent on a weekly basis, the Borrower will be providing such weekly information based upon its good faith estimates of its Inventory (except for the information provided for the final week of each Fiscal month, which shall not be based upon estimates); provided, however, the Borrower acknowledges and agrees with the Agent that the Borrower shall use its best efforts and good faith to provide the Agent with as accurate information as possible for such weekly Borrowing Base Certificates. Such Certificate may be sent to the Agent by facsimile transmission, electronic mail transmission, or may otherwise be posted on a secure Internet or intranet website, if any, to which the Agent and Lenders have access, provided that the original thereof is forwarded to the Agent on the date of such transmission.
5-5. Monthly Reports.
(a) Monthly, the Borrower shall provide the Agent with original counterparts of the following (each in such form as the Agent from time to time may reasonably specify):
(i) Within fifteen (15) days of the end of the previous Fiscal month:
(A) A report generated by the Borrower’s inventory control system, which report reflects the functional equivalent of a stock ledger inventory.
(B) An Inventory Certificate (signed by the Borrower’s President or Chief Financial Officer or Vice President-Finance).
(C) By Department Inventory Report

(D) Distribution Center Inventory Report (By Department).
(E) Return Center Inventory Report (By Department).
(F) Notwithstanding the foregoing, if an Increased Reporting Event has occurred and is continuing, instead of providing the Agent with the information required by this subsection 5-5(a)(i)(A),(B), (C),(D) and (E) on a monthly basis, the Borrower shall provide the Agent with such information on a weekly basis, on Wednesday of each week (as of the immediately preceding Saturday), commencing with the week in which the Increased Reporting Event occurs. The Agent acknowledges that so long as the Borrower is required to provide such information to the Agent on a weekly basis, the Borrower will be providing such weekly information based upon its good faith estimates (except for the information provided for the final week of each Fiscal month, which shall not be based upon estimates); provided, however, the Borrower acknowledges and agrees with the Agent that the Borrower shall use its best efforts and good faith to provide the Agent with as accurate information as possible for such weekly reports. The weekly report required to be delivered by the Borrower to the Agent for the final week of each Fiscal month while the provisions of this paragraph are in effect shall provide, in addition to the information required by this subsection 5-5(a)(i)(A), (B), (C), (D) and (E), a reconciliation of any discrepancies in the information which was previously provided to the Agent in the prior weekly reports for such Fiscal month.
(ii) Within thirty (30) days of the end of the previous Fiscal month:
(A) Reconciliation of the above described Report and Inventory Certificate (Section 5-5(a)(i)(A)) to Availability and to the general ledger as of the end of the subject month.
(B) A schedule of purchases from the Borrower’s twenty largest vendors (in terms of year to date purchases), which schedule shall be in such form as may be satisfactory to the Agent and shall include year to date cumulative purchases.
(C) A summary aging of the Borrower’s accounts payable by vendor type.
(D) A Store Activity Report.
(E) The officer’s compliance certificate described in Section 5-8.
(F) An internally prepared consolidated financial statement of the financial condition of the Borrower and its Subsidiaries and the results of operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement, cash flow and comparison of total same store sales detailed by merchandise and rental for the corresponding month of the then immediately previous year, as well as to the Business Plan.

(b) For purposes of Sections 5-5(a)(i), above, and 5-5(a)(ii), above, the first “previous month” in respect of which the items respectively required by those Sections shall be the month prior to that which dates this Agreement, except that the first group of items required to be provided pursuant to Section 5-5(a)(i) shall be included with those provided pursuant to Section 5-5(a)(ii); thereafter, those items shall be provided in accordance with the requirements of Section 5-5(a)(i).
5-6. Quarterly Reports. Quarterly, within forty-five (45) days following the end of each of the Borrower’s Fiscal quarters, the Borrower shall provide the Agent with the following:
(a) A copy of the management prepared consolidated financial statement of the Borrower and its Subsidiaries for the period from the beginning of the Borrower’s then current Fiscal year through the end of the subject quarter, with comparative information for the same period of the previous Fiscal year, which statement shall include, at a minimum, a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.
(b) The officer’s compliance certificate described in Section 5-8
(c) Store specific EBITDA.
(d) A schedule of any DDAs that have been opened in the previous Fiscal quarter, which shall include, with respect to each depository: (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.
5-7. Annual Reports.
Annually, within ninety (90) days following the end of the Borrower’s Fiscal year, the Borrower shall furnish the Agent with the following:
(i) A copy of the annual consolidated financial statement for the Borrower and its Subsidiaries, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower’s independent registered public accounting firm (i.e. said statement shall be “certified” by such accountants) and shall include, at a minimum (with comparative information for the then prior Fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows.
(ii) The officer’s compliance certificate described in Section 5-8.

5-8. Officers’ Certificates. The Borrower shall cause either the Borrower’s President or its Chief Financial Officer or Vice President-Finance, in each instance, to provide a Certificate with those monthly statements required pursuant to Section 5-5(a)(ii), quarterly, and annual statements to be furnished pursuant to this Agreement, which Certificate shall:
(a) Indicate that the subject statement was prepared in accordance with GAAP consistently applied and presents fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries at the close of, and the consolidated results of the Borrower’s and its Subsidiaries’ operations and cash flows for, the period(s) covered, subject, however to the following:
(i) Usual year end adjustments (this exception shall not be included in the Certificate which accompanies such annual statement).
(ii) Material Accounting Changes (in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 5-11.
(b) Indicate either that (i) the Borrower is not InDefault, or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrower to be taken on account thereof.
(c) Include calculations concerning the Borrower’s compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in Section 5-11 hereof.
5-9. Inventories, Appraisals, and Audits.
(a) The Agent, at the expense of the Borrower, may participate in and/or observe each internal cycle count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrower.
(b) The Borrower, at its own expense, shall conduct regular cycle inventory counts that determine total inventory value at least twice at each of its locations in each twelve (12) month period during which this Agreement is in effect (the spacing of the scheduling of which inventories shall be subject to the Agent’s discretion) conducted by such inventory takers as are satisfactory to the Agent and following such methodology as may be satisfactory to the Agent.
(i) The Borrower shall provide the Agent with a copy of the preliminary results of each such inventory (as well as of any other physical inventory undertaken by the Borrower) within ten (10) days following the completion of such inventory.

(ii) The Borrower, within thirty (30) days following the completion of such inventory, shall provide the Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by the Borrower) and shall post such results to the Borrower’s By-Department monthly report generated by the Borrower’s inventory control system and, as applicable to the Borrower’s other financial books and records.
(iii) The Agent, in its discretion, if the Borrower is InDefault, may cause such additional inventories to be taken as the Agent determines (each, at the expense of the Borrower).
(c) Upon the request of the Agent after reasonable prior notice, the Borrower shall permit, and cooperate with, the Agent or professionals (including appraisers) retained by the Agent to conduct appraisals of the Collateral, including, without limitation, the assets included in the Borrowing Base. The Borrower shall pay the fees and expenses of the Agent and such professionals with respect to such appraisals. Without limiting the foregoing, the Borrower acknowledges that the Agent may, in its discretion, undertake up to two (2) appraisals in any Fiscal year at the Borrower’s expense, provided that during the continuance of an Increased Reporting Event arising as a result of the Borrower’s failure to maintain the required Availability, the Agent may undertake up to three (3) appraisals in any Fiscal year at the Borrower’s expense Notwithstanding the foregoing, the Agent may cause additional appraisals to be undertaken (i) as it in its discretion deems necessary or appropriate, at its own expense or, (ii) if required by Applicable Law or if the Borrower is InDefault, at the expense of the Borrower.
(d) Upon the request of the Agent after reasonable prior notice, the Borrower shall permit, and cooperate with, the Agent or professionals (including investment bankers, consultants, accountants, and lawyers) retained by the Agent to conduct commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrower’s practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves. The Borrower shall pay the fees and expenses of the Agent and such professionals with respect to such examinations and evaluations. Without limiting the foregoing, the Borrower acknowledges that the Agent may, in its discretion, undertake up to two (2) commercial finance examinations in any Fiscal year at the Borrower’s expense, provided that during the continuance of an Increased Reporting Event arising as a result of the Borrower’s failure to maintain the required Availability, the Agent may undertake up to three (3) commercial finance examinations in any Fiscal year at the Borrower’s expense. Notwithstanding the foregoing, the Agent may cause additional commercial finance examinations to be undertaken (i) as it in its discretion deems necessary or appropriate, at its own expense or, (ii) if required by Applicable Law or if the Borrower is InDefault, at the expense of the Borrower.

(e) The Agent from time to time (in all events, at the Borrower’s expense) may undertake “mystery shopping” (so-called) visits to all or any of the Borrower’s business premises.
5-10. Additional Financial Information.
(a) In addition to all other information required to be provided pursuant to this Article 5, the Borrower promptly shall provide the Agent with such other and additional information concerning the Borrower, the Collateral, the operation of the Borrower’s business, and the Borrower’s financial condition, including original counterparts of financial reports and statements, as the Agent may from time to time reasonably request from the Borrower.
(b) The Borrower may provide the Agent, from time to time hereafter, with updated forecasts of the Borrower’s anticipated performance and operating results.
(c) In all events, the Borrower, no sooner than ninety (90) nor later than sixty (60) days prior to the end of each of the Borrower’s Fiscal years, shall provide the Agent with an updated and extended forecast which shall go out at least through the end of the then next Fiscal year and shall include an income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Borrower’s then current practices.
(d) The Borrower recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Agent may obtain, develop, or receive with respect to the Borrower are confidential to the Agent and that, except as otherwise provided herein, the Borrower is not entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.
(e) The Borrower’s Business Plan has been delivered to the Agent.
5-11. Financial Performance Covenant. The Borrower shall maintain Availability of not less than $10 Million at all times.
ARTICLE 6 — Use of Collateral:
6-1. Use of Inventory Collateral.
(a) The Borrower shall not engage
(i) In any sale of the Inventory other than for fair consideration in the conduct of the Borrower’s business in the ordinary course.
(ii) Sales or other dispositions to creditors.
(iii) Sales or other dispositions in bulk.
(iv) Sales of any Collateral in breach of any provision of this Agreement.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrower’s customary return policy applicable to the return of inventory purchased by the Borrower’s retail customers in the ordinary course, such Inventory may be returned to the Borrower without the consent of the Agent.
6-2. Inventory Quality. All Inventory now owned or hereafter acquired by the Borrower is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances).
6-3. Adjustments and Allowances. The Borrower may grant such allowances or other adjustments to the Borrower’s Account Debtors as the Borrower may reasonably deem to accord with sound business practice, provided, however, the authority granted the Borrower pursuant to this Section 6-3 may be limited or terminated by the Agent at any time after the occurrence of an Event of Default in the Agent’s discretion.
6-4. Validity of Accounts.
(a) The amount of each Account shown on the books, records, and invoices of the Borrower represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrower.
(b) The Borrower has no knowledge of any impairment of the validity or collectibility of any of the Accounts. The Borrower shall notify the Agent of any such impairment immediately after the Borrower becomes aware of any such impairment.
6-5. Notification to Account Debtors. The Agent shall have the right after the occurrence of an Event of Default to notify any of the Borrower’s Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.
ARTICLE 7 — Cash Management, Payment of Liabilities:
7-1. Depository Accounts.
(a) Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDA’s, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.
(b) The Borrower shall deliver to the Agent, as a condition to the effectiveness of this Agreement, Blocked Account Agreements with Amarillo National Bank and Bank of America, N.A.

(c) Upon the request of the Agent after the occurrence and during the continuance of a Cash Dominion Event, to the extent not previously provided, the Borrower shall deliver to the Agent notifications, executed on behalf of the Borrower, to each depository institution with which any DDA is maintained (other than any Exempt DDA and the Blocked Account), in form reasonably satisfactory to the Agent of the Agent’s interest in such DDA.
7-2. Credit Card Receipts.
(a) Annexed hereto as EXHIBIT 7-2, is a Schedule which describes all arrangements to which the Borrower is a party with respect to the payment to the Borrower of the proceeds of credit card charges for sales by the Borrower.
(b) To the extent not previously delivered, the Borrower shall deliver to the Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the Borrower, to each of the Borrower’s credit card clearinghouses and processors of notice (in form reasonably satisfactory to the Agent), which notice provides that payment of all credit card charges submitted by the Borrower to that clearinghouse or other processor and any other amount payable to the Borrower by such clearinghouse or other processor shall be directed to the Blocked Account (or if the Borrower prefers to so specify in such notice, to the Concentration Account). The Borrower shall not change such direction or designation except upon and with the prior written consent of the Agent.
7-3. The Concentration, Blocked, and Operating Accounts.
(a) The following checking accounts have been or will be established (and are so referred to herein):
(i) The “Concentration Account” (so referred to herein): Established by the Borrower with Bank of America.
(ii) The “Blocked Account” (so referred to herein): Established by the Borrower with Amarillo National Bank.
(iii) The “Operating Account” (so referred to herein): Established by the Borrower with Amarillo National Bank.
(iv) The “Payroll Account” (so referred to herein) and established by the Borrower with Amarillo National Bank.
(b) The contents of each DDA (other than the Operating Account and the Payroll Account) and of the Blocked Account constitutes Collateral and Proceeds of Collateral.
(c) The Borrower shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Agent).

7-4. Proceeds and Collections.
(a) All Receipts and all cash proceeds of any sale or other disposition of any of the Borrower’s assets constitute Collateral and proceeds of Collateral. After the occurrence and during the continuance of a Cash Dominion Event, all Receipts and all cash proceeds of any sale or other disposition of any of the Borrower’s assets shall be held in trust by the Borrower for the Agent; shall not be commingled with any of the Borrower’s other funds, and shall be deposited and/or transferred only to the Blocked Account or the Concentration Account.
(b) After the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the ACH or wire transfer to the Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of the following:
(i) The then contents of each DDA (other than any Exempt DDA), each such transfer to be net of any minimum balance, not to exceed $1,500.00 as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained).
(ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.
(c) Whether or not any Liabilities are then outstanding, after the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of the entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $1,000.00 as may be required to be maintained in the Blocked Account by the depository with which the Blocked Account is maintained. Telephone advice (confirmed by written notice) shall be provided to the Agent on each Business Day on which any such transfer is made.
(d) In the event that, notwithstanding the provisions of this Section 7-4, after the occurrence and during the continuance of a Cash Dominion Event, the Borrower receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by the Borrower for the Agent and shall not be commingled with any of the Borrower’s other funds or deposited in any account of the Borrower other than the Blocked Account.
7-5. Payment of Liabilities.
(a) On each Business Day during the continuance of a Cash Dominion Event, the Agent shall apply the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained, not to exceed $1,500.00) First, towards the SwingLine Loans and Second, towards the unpaid balance of the Loan Account and all other Liabilities, provided, however, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made one (1) Business Day after such transfer.

(b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:
(i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Agent by 2:00PM (Boston time) on that Business Day.
(ii) Funds paid to the Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Agent by 2:00PM (Boston time) on that Business Day.
(iii) If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Agent until after 2:00PM (Boston time) on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.
(iv) All deposits to the Concentration Account and other payments to the Agent are subject to clearance and collection.
(c) The Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above, on a daily basis (less those amounts which are to be netted out, as provided therein) provided, however, in the event that
(i) the Borrower is InDefault; and
(ii) one or more L/C’s are then outstanding,
then the Agent may establish a funded reserve of up to 110% of the aggregate Stated Amounts of such L/C’s. Such funded reserve shall either be (i) returned to the Borrower provided that the Borrower is not InDefault or (ii) applied towards the Liabilities following the occurrence of any Event of Default described in Section 10-12 or acceleration following the occurrence of any other Event of Default.
7-6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrower upon, and other disbursements shall be made by the Borrower solely from, the Operating Account or the Payroll Account.

ARTICLE 8 — Grant of Security Interest:
8-1. Grant of Security Interest. To secure the Borrower’s prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Agent, for the ratable benefit of the Revolving Credit Lenders, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of the Revolving Credit Lenders, the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the “Collateral”):
(a) All Accounts and accounts receivable.
(b) All Inventory.
(c) All General Intangibles.
(d) All Equipment.
(e) All Goods.
(f) All Fixtures.
(g) All Chattel Paper.
(h) All Letter-of-Credit Rights.
(i) All Payment Intangibles.
(j) All Supporting Obligations.
(k) All Commercial Tort Claims.
(l) All books, records, and information relating to the Collateral and/or to the operation of the Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.
(m) All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.
(n) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((a) through (m)) or otherwise.
(o) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (n)), including the right of stoppage in transit.

8-2. Extent and Duration of Security Interest.
(a) The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Agent and shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full and (b) the Revolving Credit Dollar Commitment of each Revolving Credit Lender is terminated.
(b) It is intended that the Collateral Interests created herein extend to and cover all assets of the Borrower, other than Exempt Assets.
ARTICLE 9 — Agent As Borrower’s Attorney-In-Fact:
9-1. Appointment as Attorney-In-Fact. The Borrower hereby irrevocably constitutes and appoints the Agent as the Borrower’s true and lawful attorney, with full power of substitution, following the occurrence and during the continuance of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Agent and the Revolving Credit Lenders. The rights and powers granted the Agent by this appointment, following the occurrence and during the continuance of an Event of Default, include but are not limited to the right and power to:
(a) Prosecute, defend, compromise, or release any action relating to the Collateral.
(b) Sign change of address forms to change the address to which the Borrower’s mail is to be sent to such address as the Agent shall designate; receive and open the Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy or receiver of the Borrower, or other legal representative of the Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail.
(c) Endorse the name of the Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.
(d) Sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Receivables Collateral; sign the Borrower’s name on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.
(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Borrower is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower.
(g) Use, license or transfer any or all General Intangibles of the Borrower.
9-2. No Obligation to Act. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard), which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.
ARTICLE 10 — Events of Default:
The occurrence of any event described in this Article 10 respectively shall constitute an “Event of Default” herein. Upon the occurrence of any Event of Default described in Section 10-12, any and all Liabilities shall become due and payable without any further act on the part of the Agent. Upon the occurrence of any other Event of Default, the Agent may, and on the instruction of the SuperMajority Lenders as provided in Section 13-1(b) shall, declare any and all Liabilities immediately due and payable. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent or any Revolving Credit Lender and the Borrower and instruments and papers heretofore, now, or hereafter given the Agent or any Revolving Credit Lender by the Borrower.
10-1. Failure to Pay the Revolving Credit. The failure by the Borrower to pay when due any principal of, interest on, or fees in respect of, the Revolving Credit.
10-2. Failure To Make Other Payments. The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability other than any payment liability on account of the principal of, or interest on, or fees in respect of, the Revolving Credit.

10-3. Failure to Perform Covenant or Liability (No Grace Period). The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability included in any of the following provisions hereof:

Section	Relates to:
4-7	Indebtedness
4-14	Pay taxes
4-19	Dividends, Investments, Other Corporate Actions
4-23	Affiliate Transactions
5-11	Financial Performance Covenant
Article 7	Cash Management
10-4. Reporting Requirements. The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in the following Section of this Agreement, subject, however, to the following limited number of grace periods applicable to certain of those requirements:

	REQUIRED		NUMBER OF GRACE
REPORT / STATEMENT	BY SECTION	GRACE PERIOD	PERIODS

Borrowing Base Certificate	5-4	Two Business Days	Three in any 12 months

Monthly Report (15 Days) -	5-5(a)(i)	Three Business Days	Two in any 12 months

Monthly Reports (30 Days)	5-5(a)(ii)	Three Business Days	Two in any 12 months
10-5. Failure to Perform Covenant or Liability (Grace Period). The failure by the Borrower, within ten (10) Business Days following the earlier of the Borrower’s knowledge of a breach of any covenant or Liability not described in any of Sections 10-1, 10-2, or 10-3 or of its receipt of written notice from the Agent of the breach of any of such covenants or Liabilities to cure such breach.
10-6. Misrepresentation. The determination by the Agent that any representation or warranty at any time made by the Borrower to the Agent or any Revolving Credit Lender was not true or complete in all material respects when given.
10-7. Acceleration of Other Debt. Breach of Lease. The occurrence of any event such that any Indebtedness of the Borrower in excess of $500,000 to any creditor other than the Agent or any Revolving Credit Lender is accelerated or, without the consent of the Borrower, any Lease with annual rentals in excess of $500,000 is terminated.
10-8. Default Under Other Agreements. The occurrence of any breach of any covenant or Liability imposed by, or of any default under, any agreement (including any Loan Document) between the Agent or any Revolving Credit Lender and the Borrower or instrument given by the Borrower to the Agent or any Revolving Credit Lender and the expiry, without cure, of any applicable grace period (notwithstanding that the subject Agent or Revolving Credit Lender may not have exercised all or any of its rights on account of such breach or default).

10-9. Uninsured Casualty Loss. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.
10-10. Attachment. Judgment. Restraint of Business.
(a) The service of process upon the Agent or any Revolving Credit Lender or any Participant seeking to attach, by trustee, mesne, or other process, any funds of the Borrower, in an amount in excess of $200,000, on deposit with, or assets of the Borrower in the possession of, the Agent or that Revolving Credit Lender or such Participant.
(b) The entry of any judgment against the Borrower for the payment of money in excess of $500,000, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.
(c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by the Borrower of its business in the ordinary course and such order or imposition is not dismissed or appealed from within thirty (30) days of its entry.
10-11. Business Failure. Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the determination, by the Borrower, to initiate a program of partial or total self-liquidation; application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Borrower’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower, or the occurrence of any other voluntary liquidation or extension of debt agreement for the Borrower; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of the Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by the Borrower of the liquidation or winding up of all or any part of the Borrower’s business or operations.

10-12. Bankruptcy. The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within forty-five (45) days of when filed.
10-13. Default by Guarantor. The occurrence of any of the foregoing Events of Default with respect to any guarantor of the Liabilities, as if such guarantor were the “Borrower” described therein.
10-14. Indictment — Forfeiture. The indictment of, or institution of any legal process or proceeding against, the Borrower, under any Applicable Law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of the Borrower and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by the Borrower of its business in the ordinary course, which is not dismissed or appealed from within thirty (30) days when instituted or imposed.
10-15. Termination of Guaranty. The termination or attempted termination of any guaranty by any guarantor of the Liabilities.
10-16. Challenge to Loan Documents.
(a) Any challenge by or on behalf of the Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
(b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable in accordance in all material respects with the subject Loan Document’s terms or which voids, avoids, limits, or otherwise adversely affects in any material way any security interest created by any Loan Document or any payment made pursuant thereto.
10-17. Change in Control. Any Change in Control.

ARTICLE 11 — Rights and Remedies Upon Default:
11-1. Acceleration. Upon the occurrence of any Event of Default as described in Section 10-12, all Indebtedness of the Borrower to the Revolving Credit Lenders shall be immediately due and payable. Upon the occurrence of any Event of Default other than as described in Section 10-12, the Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Agent shall) declare all Indebtedness of the Borrower to the Revolving Credit Lenders to be immediately due and payable and may exercise all of the Agent’s Rights and Remedies as the Agent from time to time thereafter determines as appropriate.
11-2. Rights of Enforcement. The Agent shall have all of the rights and remedies of a secured party upon default then available to the Agent under the UCC, in addition to which the Agent shall have all and each of the following rights and remedies upon an Event of Default and Acceleration:
(a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Agent.
(b) To give notice to any of the Borrower’s customs brokers to follow the instructions of the Agent as provided in any written agreement or undertaking of such broker in favor of the Agent.
(c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.
(d) To take possession of all or any portion of the Collateral.
(e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.
(f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.
(g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.
(h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.
11-3. Sale of Collateral.
(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent’s disposition of the Collateral.

(b) The Agent, in the exercise of the Agent’s rights and remedies upon an Event of Default, may conduct one or more going out of business sales, in the Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower. The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein.
(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Borrower such notice as may be practicable under the circumstances), the Agent shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Agent’s rights and remedies upon default.
(d) The Agent and any Revolving Credit Lender may purchase the Collateral, or any portion of it at any sale held under this Article.
(e) If any of the Collateral is sold, leased, or otherwise disposed of by the Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Agent.
(f) The Agent shall apply the proceeds of the Agent’s exercise of its rights and remedies upon default pursuant to this Article 11 in accordance with Sections 13-6 and 13-7.
11-4. Occupation of Business Location. In connection with the Agent’s exercise of the Agent’s rights under this Article 11, the Agent may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent’s taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Agent be liable to the Borrower for use or occupancy by the Agent of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrower’s employees and utilities) incurred in connection with the Agent’s exercise of the Agent’s Rights and Remedies.

11-5. Grant of Nonexclusive License. The Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license, after the occurrence and during the continuance of an Event of Default to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.
11-6. Assembly of Collateral. The Agent may require the Borrower to assemble the Collateral and make it available to the Agent at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Agent and the Borrower.
11-7. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.
ARTICLE 12 — Revolving Credit Fundings and Distributions:
12-1. Revolving Credit Funding Procedures. Subject to Section 12-2:
(a) The Agent shall advise each Revolving Credit Lender, no later than 2:00PM (Boston Time) on a date on which any Revolving Credit Loan (other than a SwingLine Loan) is to be made on that date. Such advice, in each instance, may be by telephone or facsimile transmission, provided that if such advice is by telephone, it shall be confirmed in writing. Advice of a Revolving Credit Loan shall include the amount of and interest rate applicable to the subject Revolving Credit Loan.
(b) Subject to that Revolving Credit Lender’s Revolving Credit Dollar Commitment, each Revolving Credit Lender, by no later than the end of business on the day on which the subject Revolving Credit Loan is to be made, shall Transfer that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the subject Revolving Credit Loan to the Agent.

12-2. SwingLine Loans.
(a) In the event that, when a Revolving Credit Loan is requested, the aggregate unpaid balance of the SwingLine Loan is less than the SwingLine Loan Ceiling, then the SwingLine Lender may advise the Agent that the SwingLine Lender has determined to include up to the amount of the requested Revolving Credit Loan as part of the SwingLine Loan. In such event, the SwingLine Lender shall Transfer the amount of the requested Revolving Credit Loan to the Agent.
(b) The SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate as follows:
(i) At any time and from time to time, the SwingLine Lender may advise the Agent that all, or any part of the SwingLine Loan is to be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
(ii) At the initiation of a Liquidation, the then entire unpaid principal balance of the SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
In either such event, the Agent shall advise each Revolving Credit Lender of such conversion as if, and with the same effect as if such conversion were the making of a Revolving Credit Loan as provided in Section 12-1.
(c) The SwingLine Lender, in separate capacities, may also be the Agent and a Revolving Credit Lender.
(d) The SwingLine Lender, in its capacity as SwingLine Lender, is not a “Revolving Credit Lender” for any of the following purposes:
(i) Except as otherwise specifically provided in the relevant Section, any distribution pursuant to Section 13-6.
(ii) Determination of whether the requisite Loan Commitments have Consented to action requiring such Consent.
12-3. Agent’s Covering of Fundings.
(a) Each Revolving Credit Lender shall make available to the Agent, as provided herein, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the following:
(i) Each Revolving Credit Loan, up to the maximum amount of that Revolving Credit Lender’s Revolving Credit Dollar Commitment of the Revolving Credit Loans.

(ii) Up to the maximum amount of that Revolving Credit Lender’s Revolving Credit Dollar Commitment of each L/C Drawing (to the extent that such L/C Drawing is not “covered” by a Revolving Credit Loan as provided herein).
(b) In all circumstances, the Agent may:
(i) Assume that each Revolving Credit Lender, subject to Section 12-3(a), timely shall make available to the Agent that Revolving Credit Lender’s Revolving Credit Percentage Commitment of each Revolving Credit Loan, notice of which is provided pursuant to Section 12-1.
(ii) In reliance upon such assumption, make available the corresponding amount to the Borrower.
(iii) Assume that each Revolving Credit Lender timely shall pay, and shall make available, to the Agent all other amounts which that Revolving Credit Lender is obligated to so pay and/or make available hereunder or under any of the Loan Documents.
(c) In the event that, in reliance upon any of such assumptions, the Agent makes available, a Revolving Credit Lender’s Revolving Credit Percentage Commitment of one or more Revolving Credit Loans, or any other amount to be made available hereunder or under any of the Loan Documents, which amount a Revolving Credit Lender (a “Delinquent Revolving Credit Lender”) fails to provide to the Agent within one (1) Business Day of written notice of such failure, then:
(i) The amount which had been made available by the Agent is an “Agent’s Cover” (and is so referred to herein).
(ii) All interest paid by the Borrower on account of the Revolving Credit Loan or coverage of the subject L/C Drawing which consist of the Agent’s Cover shall be retained by the Agent until the Agent’s Cover, with interest, has been paid by the Delinquent Revolving Credit Lender.
(iii) The Delinquent Revolving Credit Lender shall pay to the Agent, on demand, interest at a rate equal to the prevailing Federal Funds Rate on any Agent’s Cover in respect of that Delinquent Revolving Credit Lender.
(iv) The Agent shall have succeeded to all rights to payment to which the Delinquent Revolving Credit Lender otherwise would have been entitled hereunder in respect of those amounts paid by or in respect of the Borrower on account of the Agent’s Cover together with interest until it is repaid. Such payments shall be deemed made first towards the amounts in respect of which the Agent’s Cover was provided and only then towards amounts in which the Delinquent Revolving Credit Lender is then participating. For purposes of distributions to be made pursuant to Section 12-4(a) (which relates to ordinary course distributions) or Section 13-6 (which relates to distributions of proceeds of a Liquidation) below, amounts shall be deemed distributable to a Delinquent Revolving Credit Lender (and consequently, to the Agent to the extent to which the Agent is then entitled) at the highest level of distribution (if applicable) at which the Delinquent Revolving Credit Lender would otherwise have been entitled to a distribution.

(v) Subject to Subsection 12-3(c)(iv), the Delinquent Revolving Credit Lender shall be entitled to receive any payments from the Borrower to which the Delinquent Revolving Credit Lender is then entitled, provided however there shall be deducted from such amount and retained by the Agent any interest to which the Agent is then entitled on account of Section 12-3(c)(ii), above.
(d) A Delinquent Revolving Credit Lender shall not be relieved of any obligation of such Delinquent Revolving Credit Lender hereunder (all and each of which shall constitute continuing obligations on the part of any Delinquent Revolving Credit Lender).
(e) A Delinquent Revolving Credit Lender may cure its status as a Delinquent Revolving Credit Lender by paying the Agent the aggregate of the following:
(i) The Agent’s Cover (to the extent not previously repaid by the Borrower and retained by the Agent in accordance with Subsection 12-3(c)(iv), above) with respect to that Delinquent Revolving Credit Lender.
Plus
(ii) The aggregate of the amount payable under Subsection 12-3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).
Plus
(iii) All such costs and expenses as may be incurred by the Agent in the enforcement of the Agent’s rights against such Delinquent Revolving Credit Lender.
12-4. Ordinary Course Distributions. (This Section 12-4 applies unless the provisions of Section 13-6 (which relates to distributions in the event of a Liquidation) becomes operative).
(a) Weekly, on such day as may be set from time to time by the Agent (or more frequently at the Agent’s option) the Agent and each Revolving Credit Lender shall settle up on amounts advanced under the Revolving Credit and collected funds received in the Concentration Account.

(b) The Agent shall distribute to the SwingLine Lender and to each Revolving Credit Lender, such Person’s respective pro-rata share of interest payments on the Revolving Credit Loans when actually received and collected by the Agent (excluding the one (1) Business Day for settlement provided for in Section 7-5(a), which shall be for the account of the Agent only). For purposes of calculating interest due to a Revolving Credit Lender, that Revolving Credit Lender shall be entitled to receive interest on the actual amount contributed by that Revolving Credit Lender towards the principal balance of the Revolving Credit Loans outstanding during the applicable period covered by the interest payment made by the Borrower. Any net principal reductions to the Revolving Credit Loans received by the Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Revolving Credit Lender, until the Agent has distributed to that Revolving Credit Lender its pro-rata share thereof.
(c) The Agent shall distribute the Unused Line Fee and the fees for L/C’s provided for in Section 2-19(a) pro rata to the Revolving Credit Lenders and shall distribute the L/C issuance fee provided for in Section 2-19(b) to the Issuer.
(d) No Revolving Credit Lender shall have any interest in, or right to receive any part of any interest which reflects “float” as described in the proviso included in Section 7-5(a). Any such float shall be for the account of the Agent only.
(e) No Revolving Credit Lender shall have any interest in, or right to receive any part of, the Agent’s Fee to be paid by the Borrower to the Agent pursuant to this Agreement.
(f) Any amount received by the Agent as reimbursement for any cost or expense (including without limitation, attorneys’ reasonable fees) shall be distributed by the Agent to that Person which is entitled to such reimbursement as provided in this Agreement (and if such Person(s) is (are) the Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Commitment Percentages at the date on which the expense, in respect of which such reimbursement is being made, was incurred).
(g) Each distribution pursuant to this Section 12-4 is subject to Section 12-3(c), above.
ARTICLE 13 — Acceleration and Liquidation:
13-1. Acceleration Notices.
(a) The Agent may give the Revolving Credit Lenders an Acceleration Notice at any time following the occurrence of an Event of Default.
(b) The SuperMajority Lenders may give the Agent an Acceleration Notice at any time following the occurrence of an Event of Default. Such notice may be by multiple counterparts, provided that counterparts executed by the requisite Revolving Credit Lenders are received by the Agent within a period of five (5) consecutive Business Days.

13-2. Acceleration. Unless stayed by judicial or statutory process, the Agent shall Accelerate the Revolving Credit Obligations within a commercially reasonable time following:
(a) The Agent’s giving of an Acceleration Notice to the Revolving Credit Lenders as provided in Section 13-1(a).
(b) The Agent’s receipt of an Acceleration Notice from the SuperMajority Lenders, in compliance with Section 13-1(b).
13-3. Initiation of Liquidation. Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Agent within a commercially reasonable time following Acceleration of the Revolving Credit Obligations.
13-4. Actions At and Following Initiation of Liquidation
(a) At the initiation of a Liquidation:
(i) The unpaid principal balance of the SwingLine Loan (if any) shall be converted, pursuant to Section 12-2(b)(ii), to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
(ii) The Agent and the Revolving Credit Lenders shall “net out” each Revolving Credit Lender’s respective contributions towards the Revolving Credit Loans, so that each Revolving Credit Lender holds that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the Revolving Credit Loans and advances.
(b) Following the initiation of a Liquidation, each Revolving Credit Lender shall contribute, towards any L/C thereafter honored and not immediately reimbursed by the Borrower, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of such honoring.
13-5. Agent’s Conduct of Liquidation
(a) Any Liquidation shall be conducted by the Agent, with the advice and assistance of the Revolving Credit Lenders.
(b) The Agent may establish one or more Nominees to “bid in” or otherwise acquire ownership to any Post Foreclosure Asset.
(c) The Agent shall manage the Nominee and manage and dispose of any Post Foreclosure Assets with a view towards the realization of the economic benefits of the ownership of the Post Foreclosure Assets and in such regard, the Agent and/or the Nominee may operate, repair, manage, maintain, develop, and dispose of any Post Foreclosure Asset in such manner as the Agent determines as appropriate under the circumstances.

(d) The Agent may decline to undertake or to continue taking a course of action or to execute an action plan (whether proposed by the Agent or any Revolving Credit Lender) unless indemnified to the Agent’s satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take that course of action or action plan.
(e) Each Revolving Credit Lender shall execute all such instruments and documents not inconsistent with the provisions of this Agreement as the Agent and/or the Nominee reasonably may request with respect to the creation and governance of any Nominee, the conduct of the Liquidation, and the management and disposition of any Post Foreclosure Asset.
13-6. Distribution of Liquidation Proceeds.
(a) The Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by the Agent in the exercise of rights as a secured creditor of the Borrower and prior claims which the Agent anticipates may need to be paid.
(b) The Agent shall distribute the net proceeds of Liquidation in accordance with the relative priorities set forth in Section 13-7.
(c) Each Revolving Credit Lender, on the written request of the Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agent and/or any Nominee, Pro-Rata, for any cost or expense reasonably incurred by the Agent and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Agent.
13-7. Relative Priorities To Proceeds of Liquidation. The relative priorities to the proceeds of a Liquidation are as follows:
(a) To the Agent as reimbursement for all reasonable third party costs and expenses incurred by the Agent and to Lenders’ Special Counsel in accordance with this Agreement and to any funded reserve established pursuant to Section 13-6(a) and to each Revolving Credit Lender to the extent of contributions made to the Agent pursuant to Section 13-6(c) not previously reimbursed to that Revolving Credit Lender; and then
(b) To the SwingLine Lender, on account of any SwingLine loans not converted to Revolving Credit Loans pursuant to Section 13-4(a)(i); and then
(c) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to the unpaid principal balance of the Revolving Credit; and then

(d) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to accrued interest on the Revolving Credit; and then
(e) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to those fees distributable hereunder to the Revolving Credit Lenders; and then
(f) To any Delinquent Revolving Credit Lenders, pro-rata to amounts to which such Revolving Credit Lenders otherwise would have been entitled pursuant to Sections 13-7(c), 13-7(d), 13-7(e); and then
(g) To any other Liabilities; and then
(h) To The Borrower.
ARTICLE 14 — The Agent:
14-1. Appointment of The Agent.
(a) Each Lender appoints and designates Bank of America as the “Agent” hereunder and under the Loan Documents.
(b) Each Revolving Credit Lender authorizes the Agent:
(i) To execute those of the Loan Documents and all other instruments relating thereto to which the Agent is a party.
(ii) To take such action on behalf of the Revolving Credit Lenders and to exercise all such powers as are expressly delegated to the Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.
14-2. Responsibilities of Agent.
(a) The Agent shall not have any duties or responsibilities to, or any fiduciary relationship with, any Revolving Credit Lender except for those expressly set forth in this Agreement.
(b) Neither the Agent nor any of its Affiliates shall be responsible to any Revolving Credit Lender for any of the following:
(i) Any recitals, statements, representations or warranties made by the Borrower or any other Person.
(ii) Any appraisals or other assessments of the assets of the Borrower or of any other Person responsible for or on account of the Liabilities.
(iii) The value, validity, effectiveness, genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided for therein.

(iv) Any failure by the Borrower or any other Person (other than the Agent) to perform its obligations under the Loan Documents.
(c) The Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.
(d) Neither the Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of its counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
(e) The Agent shall not have any responsibility in any event for more funds than the Agent actually receives and collects.
(f) The Agent in its capacity as a Lender, shall have the same rights and powers hereunder as any other Revolving Credit Lender.
14-3. Concerning Distributions By the Agent.
(a) The Agent in the Agent’s reasonable discretion based upon the Agent’s determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.
(b) The Agent may disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Revolving Credit Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Agent the sum paid to that person.
(c) If, in the opinion of the Agent, the distribution of any amount received by the Agent might involve the Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then the Agent may refrain from making distribution until the Agent’s right to make distribution has been adjudicated by a court of competent jurisdiction.

(d) The proceeds of any Revolving Credit Lender’s exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Revolving Credit Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Revolving Credit Lenders as if distributed pursuant to (and shall be deemed as distributions under) Section 13-7.
(e) Each Revolving Credit Lender recognizes that the crediting of the Borrower with the “proceeds” of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such “proceeds” will be made by the Agent to any Lender.
(f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid or disgorged or (y) the SuperMajority Lenders determine to effect such repayment or disgorgement, then each Revolving Credit Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Revolving Credit Lender’s Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.
14-4. Dispute Resolution. Any dispute among the Revolving Credit Lenders and/or the Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, sitting in Boston or in the Superior Court of Suffolk County, Massachusetts, to the jurisdiction of which courts each Revolving Credit Lender hereto hereby submits.
14-5. Distributions of Notices and of Documents. The Agent shall distribute to each Revolving Credit Lender those periodic reports which the Agent customarily distributes in like credits in which it is acting as Agent and will forward to each Revolving Credit Lender, promptly after the Agent’s receipt thereof, a copy of each notice or other document furnished to the Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Borrower pursuant to Article 5 of this Agreement, other than any of the following:
(a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C’s.
(b) Routine or nonmaterial communications.
(c) Any notice or document required by any of the Loan Documents to be furnished to the Revolving Credit Lenders by the Borrower.
(d) Any notice or document of which the Agent has knowledge that such notice or document had been forwarded to the Revolving Credit Lenders other than by the Agent.

14-6. Confidential Information.
(a) Each Revolving Credit Lender will maintain, as confidential, all of the following:
(i) Proprietary approaches, techniques, and methods of analysis which are applied by the Agent in the administration of the credit facility contemplated by this Agreement.
(ii) Proprietary forms and formats utilized by the Agent in providing reports to the Revolving Credit Lenders pursuant hereto, which forms or formats are not of general currency.
(b) Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.
14-7. Reliance by Agent. The Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by the Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by the Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, the Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the applicable Consent required by this Agreement. Instructions given with the requisite Consent shall be binding on all Revolving Credit Lenders.
14-8. Non-Reliance on Agent and Other Revolving Credit Lenders.
(a) Each Revolving Credit Lender represents to all other Revolving Credit Lenders and to the Agent that such Revolving Credit Lender:
(i) Independently and without reliance on any representation or act by Agent or by any other Revolving Credit Lender, and based on such documents and information as that Revolving Credit Lender has deemed appropriate, has made such Revolving Credit Lender’s own appraisal of the financial condition and affairs of the Borrower and decision to enter into this Agreement.
(ii) Has relied upon that Revolving Credit Lender’s review of the Loan Documents by that Revolving Credit Lender and by counsel to that Revolving Credit Lender as that Revolving Credit Lender deemed appropriate under the circumstances.
(b) Each Revolving Credit Lender agrees that such Revolving Credit Lender, independently and without reliance upon Agent or any other Revolving Credit Lender, and based upon such documents and information as such Revolving Credit Lender shall deem appropriate at the time, will continue to make such Revolving Credit Lender’s own appraisals of the financial condition and affairs of the Borrower when determining whether to take or not to take any discretionary action under this Agreement.

(c) The Agent, in the discharge of that Agent’s duties hereunder, shall not be required to make inquiry of, or to inspect the properties or books of, any Person.
(d) Except for notices, reports, and other documents and information expressly required to be furnished to the Revolving Credit Lenders by the Agent hereunder (as to which, see Section 14-5), the Agent shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person, which information may come into the possession of Agent or any Affiliate of the Agent.
(e) Each Revolving Credit Lender, at such Revolving Credit Lender’s request, shall have reasonable access to all nonprivileged documents in the possession of the Agent, which documents relate to the Agent’s performance of its duties hereunder.
14-9. Indemnification. Without limiting the Liabilities of the Borrower under this or any of the other Loan Documents, each Revolving Credit Lender shall indemnify the Agent, pro-rata for any and all Liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorney’s reasonable fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against the Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents, provided, however, no Revolving Credit Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the Agent as to which a final judicial determination has been or is made (in a proceeding in which the agent has had an opportunity to be heard) that the Agent had acted in a grossly negligent manner, or in actual bad faith, or engaged in willful misconduct.
14-10. Resignation of Agent.
(a) The Agent may resign at any time by giving 60 days prior written notice thereof to the Revolving Credit Lenders. Upon receipt of any such notice of resignation, the SuperMajority Lenders shall have the right to appoint a successor to such Agent (and if no Event of Default has occurred, with the consent of the Borrower, not to be unreasonably withheld and, in any event, deemed given by the Borrower if no written objection is provided by the Borrower to the (resigning) Agent within seven (7) Business Days notice of such proposed appointment). If a successor Agent shall not have been so appointed and accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $1,000,000,000.00. The consent of the Borrower otherwise required by this Section 14-10(a) shall not be required if an Event of Default has occurred.

(b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent’s duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in bad faith.
(c) After any retiring Agent’s resignation, the provisions of this Agreement and of all other Loan Documents shall continue in effect for the retiring Person’s benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.
ARTICLE 15 — Action By Agents — Consents — Amendments — Waivers:
15-1. Administration of Credit Facilities.
(a) Except as otherwise specifically provided in this Agreement, the Agent may take any action with respect to the credit facility contemplated by the Loan Documents as the Agent determines to be appropriate, provided, however, the Agent is not under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.
(b) Except as specifically provided in the following Sections of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in an Agent’s discretion, the Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Revolving Credit Lenders:

Actions Described in Section	Type of Consent Required
15-2	Majority Lenders
15-3	SuperMajority Lenders
15-4	Certain Consent
15-5	Unanimous Consent
15-6	Consent of SwingLine Lender
15-7	Consent of the Agent
(c) The rights granted to the Revolving Credit Lenders in those sections referenced in Section 15-1(b) shall not otherwise limit or impair the Agent’s exercise of its discretion under the Loan Documents.

15-2. Actions Requiring or On Direction of Majority Lenders. Except as otherwise provided in this Agreement, the Consent or direction of the Majority Lenders is required for any amendment, waiver, or modification of any Loan Document.
15-3. Actions Requiring or On Direction of SuperMajority Lenders. The Consent or direction of the SuperMajority Lenders is required as follows:
(a) The Revolving Credit Lenders agree that any loan or advance under the Revolving Credit which results in a Permissible OverLoan may be made by the Agent in its discretion without the Consent of the Revolving Credit Lenders and that each Revolving Credit Lender shall be bound thereby, provided, however, the Consent or direction of the SuperMajority Lenders is required to permit a Permissible OverLoan (other than any Permissible OverLoan to the extent that it is also a Protective Advance as to which no such Consent or direction is so required) to be outstanding for more than 45 consecutive Business Days or more than twice in any twelve month period.
(b) If the Borrower is then InDefault, the SuperMajority Lenders may direct the Agent to suspend the Revolving Credit (including the making of any Permissible OverLoans), whereupon, as long as the Borrower is InDefault, the only Revolving Credit Loans which may be made are either
(i) Revolving Credit Loans made or undertaken in the Agent’s discretion to protect and preserve the interests of the Revolving Credit Lenders; or
(ii) Revolving Credit Loans made with Consent of the SuperMajority Lenders.
(c) If an Event of Default has occurred and not been duly waived, the SuperMajority Lenders may:
(i) Give the Agent an Acceleration Notice in accordance with Section 13-1(b).
(ii) Direct the Agent to increase the rate of interest to the default rate of interest as provided in, and to the extent permitted by, this Agreement.
15-4. Actions Requiring Certain Consent.
(a) The Consent of the Revolving Credit Lender whose Revolving Credit Lender’s Revolving Credit Dollar Commitment or Revolving Credit Percentage Commitment is to be so increased is required for any increase in any Revolving Credit Lender’s Revolving Credit Dollar Commitment or Revolving Credit Percentage Commitment (other than by reason of the application of Section 15-10 (which deals with NonConsenting Revolving Credit Lenders) or Section 16-1 (which deals with assignments and participations).

(b) The consent of the SwingLine Lender and the Consent of the SuperMajority Lenders shall be required to increase the SwingLine Loan Ceiling.
15-5. Actions Requiring or Directed By Unanimous Consent. None of the following may take place except with the Consent of each Revolving Credit Lender adversely affected thereby or with Unanimous Consent:
(a) Any decrease in any interest rate or fee payable to the Revolving Credit Lenders on account of the Revolving Credit Loans.
(b) Any extension of the Maturity Date.
(c) Any forgiveness of all or any portion of any payment Liability.
(d) Any decrease in any interest rate or fee payable under any of the Loan Documents (other than any Agent’s Fee (for which the consent of only the Agent shall be required)) and of any fee payable to the Revolving Credit Lenders provided for by the Fee Letter (which may be amended by written agreement between the Borrower on the one hand, and the Agent on the other).
(e) Any release of a material portion of the Collateral not otherwise required or provided for in the Loan Documents or to facilitate a Liquidation.
(f) Any amendment of the definition of the terms “Borrowing Base” or “Availability” or of any Definition of any component thereof, such that more credit would be available to the Borrower, based on the same assets, as would have been available to the Borrower immediately prior to such amendment, it being understood, however, that:
(i) The foregoing shall not limit the adjustment by the Agent of any Reserve in the Agent’s administration of the Revolving Credit as otherwise permitted by this Agreement.
(ii) The foregoing shall not prevent the Agent, in its administration of the Revolving Credit, from restoring any component of Borrowing Base which had been lowered by the Agent back to the value of such component, as stated in this Agreement or to an intermediate value.
(g) Any release of any Person obligated on account of the Liabilities.
(h) The making of any Revolving Credit Loan which, when made, exceeds Availability and is not a Permissible OverLoan, provided, however,
(i) no Consent shall be required in connection with the making of any Revolving Credit Loan to “cover” any honoring of a drawing under any L/C; and
(ii) each Lender recognizes that subsequent to the making of a Revolving Credit Loan which does not constitute a Permissible OverLoan, the unpaid principal balance of the Loan Account may exceed Borrowing Base on account of changed circumstances beyond the control of the Agent (such as a drop in collateral value).

(i) The waiver of the obligation of the Borrower to reduce the unpaid principal balance of loans under the Revolving Credit to an amount which does not exceed a Permissible OverLoan or, subject to the time limits included in Section 15-3(a) (which places time and frequency limits on Permissible OverLoans), to eliminate an OverLoan.
(j) Any amendment of this Article 15.
(k) Amendment of any of the following Definitions:
“Appraised Inventory Liquidation Value”
“Majority Lender”
“Permissible OverLoan”
“Protective Advances”
“SuperMajority Lenders
“Unanimous Consent”
15-6. Actions Requiring SwingLine Lender Consent. No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects the SwingLine Lender may be undertaken without the Consent of the SwingLine Lender.
15-7. Actions Requiring Agent’s Consent.
(a) No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects the Agent in its capacity as Agent may be undertaken without the written consent of the Agent.
(b) No action referenced herein which affects the rights, duties, obligations, or liabilities of the Agent shall be effective without the written consent of the Agent.
15-8. Miscellaneous Actions.
(a) Notwithstanding any other provision of this Agreement, no single Revolving Credit Lender independently may exercise any right of action or enforcement against or with respect to the Borrower.
(b) The Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Revolving Credit Lender unless the Agent shall first
(i) receive such clear, unambiguous, written instructions as the Agent deems appropriate; and

(ii) be indemnified to the Agent’s satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.
(c) The Agent may establish reasonable procedures for the providing of direction and instructions from the Revolving Credit Lenders to the Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Loan Commitments has provided its direction, Consent, or instructions.
15-9. Actions Requiring Borrower’s Consent. The Borrower’s consent is required for any amendment of this Agreement.
15-10. NonConsenting Revolving Credit Lender.
(a) In the event that a Revolving Credit Lender (in this Section 15-10, a “NonConsenting Revolving Credit Lender”) does not provide its Consent to a proposal by the Agent to take action which requires consent under this Article 15, then one or more Revolving Credit Lenders who provided Consent to such action may require the assignment, without recourse and in accordance with the procedures outlined in Section 16-1, below, of the NonConsenting Revolving Credit Lender’s commitment hereunder on fifteen (15) days written notice to the Agent and to the NonConsenting Revolving Credit Lender.
(b) At the end of such fifteen (15) days, and provided that the NonConsenting Revolving Credit Lender delivers the Revolving Credit Note held by the NonConsenting Revolving Credit Lender to the Agent, the Revolving Credit Lenders who have given such written notice shall Transfer the following to the NonConsenting Revolving Credit Lender:
(i) Such NonConsenting Revolving Credit Lender’s Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.
(ii) All fees distributable hereunder to the NonConsenting Revolving Credit Lender to the date of such assignment.
(iii) Any reasonable out-of-pocket costs and expenses for which the NonConsenting Revolving Credit Lender is entitled to reimbursement from the Borrower.

(c) In the event that the NonConsenting Revolving Credit Lender fails to deliver to the Agent the Revolving Credit Note held by the NonConsenting Revolving Credit Lender as provided in Section 15-10(b), then:
(i) The amount otherwise to be Transferred to the NonConsenting Revolving Credit Lender shall be Transferred to the Agent and held by the Agent, without interest, to be turned over to the NonConsenting Revolving Credit Lender upon delivery of the Revolving Credit Note held by that NonConsenting Revolving Credit Lender.
(ii) The Revolving Credit Note held by the NonConsenting Revolving Credit Lender shall have no force or effect whatsoever.
(iii) The NonConsenting Revolving Credit Lender shall cease to be a “Revolving Credit Lender”.
(iv) The Revolving Credit Lender(s) which have Transferred the amount to the Agent as described above shall have succeeded to all rights and become subject to all of the obligations of the NonConsenting Revolving Credit Lender as “Revolving Credit Lender”.
(d) In the event that more than one (1) Revolving Credit Lender wishes to require such assignment, the NonConsenting Revolving Credit Lender’s commitment hereunder shall be divided among such Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Percentage Commitments, with the Agent coordinating such transaction.
(e) The Agent shall coordinate the retirement of the Revolving Credit Note held by the NonConsenting Revolving Credit Lender and the issuance of Revolving Credit Notes to those Revolving Credit Lenders which “take-out” such NonConsenting Revolving Credit Lender, provided, however, no processing fee otherwise to be paid as provided in Section 16-2(b) shall be due under such circumstances.
ARTICLE 16 — Assignments By Revolving Credit Lenders:
16-1. Assignments and Assumptions.
(a) Except as provided herein, each Revolving Credit Lender (in this Section 16-1(a), an “Assigning Revolving Credit Lender”) may assign to one or more Eligible Assignees (in this Section 16-1(a), each an “Assignee Revolving Credit Lender”) all or a portion of that Revolving Credit Lender’s interests, rights and obligations under this Agreement and the Loan Documents (including all or a portion of its Commitment) and the same portion of the Revolving Credit Loans at the time owing to it, and of the Revolving Credit Note held by the Assigning Revolving Credit Lender, provided that:
(i) The Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, but need not be given if the proposed assignment would result in Bank of America’s holding a Revolving Credit Dollar Commitment of less than $15 Million.

(ii) Unless an Event of Default has occurred, any assignment to a person not then a Revolving Credit Lender shall be subject to the prior written consent of the Borrower (not to be unreasonably withheld).
(iii) Each such assignment shall be of a constant, and not a varying, percentage of all the Assigning Revolving Credit Lender’s rights and obligations under this Agreement.
(iv) Such assignment shall not result in Bank of America holding a Loan Commitment of less than $15,000,000.00, provided, however, Bank of America shall be relieved of any “minimum hold” obligation following the occurrence of any Event of Default.
16-2. Assignment Procedures. (This Section 16-2 describes the procedures to be followed in connection with an assignment effected pursuant to this Article 16 and permitted by Section 16-1).
(a) The parties to such an assignment shall execute and deliver to the Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 16-1, annexed hereto (an “Assignment and Acceptance”).
(b) The Assigning Revolving Credit Lender shall deliver to the Agent, with such Assignment and Acceptance, the Revolving Credit Note held by the subject Assigning Revolving Credit Lender and the Agent’s processing fee of $3,500.00, provided, however, no such processing fee shall be due where the Assigning Revolving Credit Lender is one of the Revolving Credit Lenders at the initial execution of this Agreement.
(c) The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Revolving Credit Lenders and of the Revolving Credit Percentage Commitment and Revolving Credit Percentage Commitment of each Revolving Credit Lender. The Register shall be available for inspection by the Revolving Credit Lenders and the Borrower at any reasonable time and from time to time upon reasonable prior notice. In the absence of manifest error, the entries in the Register shall be conclusive and binding on all Revolving Credit Lenders. The Agent and the Revolving Credit Lenders may treat each Person whose name is recorded in the Register as a “Revolving Credit Lender” hereunder for all purposes of this Agreement.
(d) The Assigning Revolving Credit Lender and Assignee Revolving Credit Lender, directly between themselves, shall make all appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

16-3. Effect of Assignment.
(a) From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Agent may delay by up to five (5) Business Days after the delivery of such Assignment and Acceptance):
(i) The Assignee Revolving Credit Lender:
(A) Shall be a party to this Agreement and the Loan Documents (and to any amendments thereof) as fully as if the Assignee Revolving Credit Lender had executed each.
(B) Shall have the rights of a Revolving Credit Lender hereunder to the extent of the Revolving Credit Percentage Commitment and Revolving Credit Percentage Commitment assigned by such Assignment and Acceptance.
(ii) The Assigning Revolving Credit Lender shall be released from the Assigning Revolving Credit Lender’s obligations under this Agreement and the Loan Documents to the extent of the Commitment assigned by such Assignment and Acceptance.
(iii) The Agent shall undertake to obtain and distribute replacement Revolving Credit Notes to the subject Assigning Revolving Credit Lender and Assignee Revolving Credit Lender.
(b) By executing and delivering an Assignment and Acceptance, the parties thereto confirm to and agree with each other and with all parties to this Agreement as to those matters which are set forth in the subject Assignment and Acceptance.
ARTICLE 17 — Notices:
17-1. Notice Addresses. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:
If to the Agent:

Bank of America, N.A.
100 Federal Street
Boston, Massachusetts 02110
Attention:	James Ward
Managing Director
Fax:	617 434-4312
E-mail:	james.ward@baml.com

With a copy to (which shall not constitute notice):

Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Attention:	David S. Berman, Esquire
Fax:	617 880 3456
Email:	dberman@riemerlaw.com
If to the Borrower:

Hastings Entertainment, Inc.
3601 Plains Boulevard
Amarillo, Texas 79102
Attention:	Dan Crow
Fax:	806 351 2424
Email:	Danny.Crow@goHastings.com
With a copy to (which shall not constitute notice):

Kelly Hart & Hallman LLP
201 Main Street, Suite 2500
Fort Worth, Texas 76102
Attention:	F. Richard Bernasek, Esquire
Fax:	817 878 9709
Email:	dick.bernasek@kellyhart.com
17-2. Notice Given.
(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
(i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.
(ii) By recognized overnight express delivery: the Business Day following the day when sent.
(iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.
(iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.
(v) By electronic mail transmission (which must include a header on which the party sending such transmission is indicated): Upon receipt of a return e-mail from the recipient confirming such notice has been received, or upon receipt of an automatically generated e-mail confirmation that such communication has been delivered, i.e. by the “return receipt requested” function).
(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE 18 — Term:
18-1. Termination of Revolving Credit. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2-5(g) hereof) until the Termination Date.
18-2. Actions On Termination.
(a) On the Termination Date, the Borrower shall pay the Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:
(i) The entire balance of the Loan Account (including the unpaid principal balance of the Revolving Credit Loans, and the SwingLine Loan).
(ii) Any then remaining installments of the Revolving Credit Commitment Fee.
(iii) Any then remaining installments of the Agent’s Fee.
(iv) Any payments due on account of the indemnification obligations included in Section 2-10(e).
(v) Any accrued and unpaid Unused Line Fee.
(vi) All unreimbursed costs and expenses of the Agent and of Lenders’ Special Counsel for which the Borrower is responsible.
(b) On the Termination Date, the Borrower shall also make such arrangements concerning any L/C’s then outstanding as are reasonably satisfactory to the Agent.
(c) Until such payment (Section 18-2(a)) and arrangements concerning L/C’s (Section 18-2(b)), all provisions of this Agreement, other than those included in Article 2 which place any obligation on the Agent or any Revolving Credit Lender to make any loans or advances or to provide any financial accommodations to the Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.
(d) The release by the Agent of the Collateral Interests granted the Agent by the Borrower hereunder may be upon such conditions and indemnifications as the Agent may require. Without limiting the foregoing, in connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agent may require such indemnities and collateral security as it shall reasonably deem necessary or appropriate to protect the Agent and the Lenders against (x) loss on account of credits previously applied to the Liabilities that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to Bank Products and Cash Management Services, and (z) any Liabilities that may thereafter arise under Section 19-12 hereof.

ARTICLE 19 — General:
19-1. Protection of Collateral. The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent.
19-2. Publicity. (a) The Agent may issue a “tombstone” notice of the establishment of the credit facility contemplated by this Agreement and may make reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing undertaken by the Agent.
(b) Each Revolving Credit Lender, the Issuer and the Agent agrees to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Revolving Credit Lenders, the Issuer or the Agent, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Revolving Credit Lender, the Issuer or the Agent, (iii) to bank examiners, auditors or accountants of any Revolving Credit Lender, the Issuer or the Agent (iv) to any other Revolving Credit Lender, the Issuer or the Agent, (v) in connection with any litigation to which any Revolving Credit Lender, the Issuer or the Agent is a party, provided, further, that, unless specifically prohibited by applicable Law or court order, each Revolving Credit Lender, the Issuer and the Agent shall use best efforts to notify the Borrower of any request for disclosure of any such non-public information (A) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Revolving Credit Lender’s financial condition by such governmental agency) or (B) pursuant to a legal process, (vi) to any Eligible Assignee (or prospective Eligible Assignee) so long as such Eligible Assignee (or prospective Assignee) agrees in writing to be bound by this confidentiality provision in all material respects, or (vii) to the extent necessary in connection with any right or remedy under this Agreement or any other Loan Document.

19-3. Successors and Assigns. This Agreement shall be binding upon the Borrower and the Borrower’s representatives, successors, and assigns and shall enure to the benefit of the Agent and each Revolving Credit Lender and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder. In the event that the Agent or any Revolving Credit Lender assigns or transfers its rights under this Agreement, in accordance with this Agreement the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.
19-4. Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.
19-5. Amendments.
(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower and the Agent and each Revolving Credit Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent or any Revolving Credit Lender to give notice to the Borrower of the Borrower’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Agent to the manner by which Borrowing Base is determined shall obligate the Agent to continue to determine Borrowing Base in that manner.
(b) The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent. Subject to Article 15, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

19-6. Application of Proceeds. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Agent determines in its sole discretion, consistent, however, with Sections 13-6 and 13-7 and any other applicable provisions of this Agreement. The Borrower shall remain liable for any deficiency remaining following such application.
19-7. Increased Costs. If, as a result of any adoption of, or change in, any requirement of law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:
(a) subjects any Revolving Credit Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrower to the Agent or any Revolving Credit Lender under this Agreement (except for taxes on the Agent or any Revolving Credit Lender based on net income or capital imposed by the jurisdiction in which the principal or lending offices of the Agent or that Revolving Credit Lender are located);
(b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Revolving Credit Lender;
(c) imposes on any Revolving Credit Lender any other condition with respect to any Loan Document; or
(d) imposes on any Revolving Credit Lender a requirement to maintain or allocate capital in relation to the Liabilities;
and the result of any of the foregoing, in such Revolving Credit Lender’s reasonable opinion, is to increase the cost to that Revolving Credit Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by that Revolving Credit Lender in respect of any loan, advance or financial accommodation by an amount which that Revolving Credit Lender deems to be material, then upon written notice from the Agent, from time to time, to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Agent, for the benefit of the subject Revolving Credit Lender, within 30 days after receipt of such notice, that amount which shall compensate the subject Revolving Credit Lender for such additional cost or reduction in income. Each Revolving Credit Lender shall, in accordance with its internal policy, use reasonable efforts to designate a different lending office for funding or booking its Revolving Credit Dollar Commitment hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Revolving Credit Lender, such designation or assignment: (i) would eliminate or reduce such amounts due (with respect to additional costs or reduction in income), and (ii) would not subject such Revolving Credit Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Revolving Credit Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Revolving Credit Lender in connection with any such designation or assignment.

19-8. Costs and Expenses of the Agent.
(a) The Borrower shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including attorneys’ reasonable fees and expenses) which are incurred by the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred by the Agent in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.
(b) The Borrower shall pay from time to time on demand all reasonable costs and expenses (including attorneys’ reasonable fees and expenses) incurred, following the occurrence of any Event of Default, by the Revolving Credit Lenders to Lenders’ Special Counsel.
(c) The Borrower authorizes the Agent to pay all such fees and expenses and in the Agent’s discretion, to add such fees and expenses to the Loan Account.
(d) The undertaking on the part of the Borrower in this Section 19-8 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 19-8.
19-9. Copies and Facsimiles. Each Loan Document and all documents and papers which relate thereto which have been or may be hereinafter furnished the Agent or any Revolving Credit Lender may be reproduced by that Revolving Credit Lender or by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

19-10. Massachusetts Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of the Commonwealth of Massachusetts.
19-11. Consent to Jurisdiction.
(a) Each of the parties hereto agree that any legal action, proceeding, case, or controversy against it with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent’s sole discretion. By execution and delivery of this Agreement, each of the parties hereto, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
(b) Each of the parties hereto WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to it at its address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.
(c) Each of the parties hereto WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.
(d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.
(e) The Borrower agrees that any action commenced by the Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.
19-12. Indemnification. The Borrower shall indemnify, defend, and hold the Agent and each Revolving Credit Lender and any of their respective employees, officers, or agents (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the liabilities, or any other Person (as well as from attorneys’ reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship between the Agent and Revolving Credit Lenders, on the one hand, and the Borrower or of any other guarantor or endorser of the Liabilities, on the other hand (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender’s selection, but at the expense of the Borrower) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent and the other Indemnified Person has had an opportunity to be heard) which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower, other than a termination, release, or discharge duly executed on behalf of the Agent which makes specific reference to this Section 19-12.

19-13. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
(a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 360 day year and actual days elapsed.
(b) Words in the singular include the plural and words in the plural include the singular.
(c) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.
(d) The words “includes” and “including” are not limiting.
(e) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.
(f) Text which is shown in italics (other than italicized text in parenthesis), shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
(g) The words “may not” are prohibitive and not permissive.
(h) Any reference to a Person’s “knowledge” (or words of similar import) are to such Person’s knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such “knowledge” (whether or not such investigation has actually been undertaken).
(i) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
(j) The symbol “$” refers to United States Dollars.
(k) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.

(l) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.
(m) Except as otherwise specifically provided, all references to time are to Boston time.
(n) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
(i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.
(ii) The word “from” means “from and including”.
(iii) The words “to” and “until” each mean “to, but excluding”.
(iv) The word “through” means “to and including”.
(o) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19-14 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.
19-14. Intent. It is intended that:
(a) This Agreement take effect as a sealed instrument.
(b) The scope of all Collateral Interests created by the Borrower to secure the Liabilities be broadly construed in favor of the Agent and that they cover all assets of the Borrower, other than Exempt Assets.
(c) All Collateral Interests created in favor of the Agent at any time and from time to time by any the secure all Liabilities, whether now existing or contemplated or hereafter arising.
(d) All reasonable costs, expenses, and disbursements incurred by the Agent and, to the extent provide in Section 19-8 each Revolving Credit Lender, in connection with such Person’s relationship(s) with the Borrower shall be borne by the Borrower.
(e) Unless otherwise explicitly provided herein, the Agent’s consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Agent in its sole discretion and without reference to Section 2-17 hereof.

19-15. Participations. Each Revolving Credit Lender may sell participations to one or more financial institutions (each, a “Participant”) in that Revolving Credit Lender’s interests herein provided that no such participation shall include any provision which accords that Participant with any rights, vis a vis the Agent, with respect to any requirement herein for approval by a requisite number or proportion of the Revolving Credit Lenders. No such sale of a participation shall relieve a Revolving Credit Lender from that Revolving Credit Lender’s obligations hereunder nor obligate the Agent to any Person other than a Revolving Credit Lender.
19-16. Right of Set-Off. Any and all deposits or other sums at any time credited by or due to the Borrower from the Agent or any Revolving Credit Lender, and any cash, securities, instruments or other property of the Borrower in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to the Agent and such Revolving Credit Lender and may be applied or set off against the Liabilities and against such obligations at any time after the occurrence of an Event of Default, whether or not other collateral is then available to the Agent or that Revolving Credit Lender.
19-17. Pledges To Federal Reserve Banks. Nothing included in this Agreement shall prevent or limit any Revolving Credit Lender, to the extent that such Revolving Credit Lender is subject to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act (12 U.S.C. §341) from pledging all or any portion of that Lender’s interest and rights under this Agreement, provided, however, neither such pledge nor the enforcement thereof shall release the pledging Revolving Credit Lender from any of its obligations hereunder or under any of the Loan Documents.
19-18. Maximum Interest Rate.
(a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate.
(b) If at any time the interest rate (the “Contract Rate”) for any Liability shall exceed the Maximum Rate, so that, as provided in Section 19-18(a), interest accruing on such Liability is limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Liability shall not reduce the rate of interest on such Liability below the Maximum Rate until the aggregate amount of interest accrued on such Liability equals the aggregate amount of interest which would have accrued on such Liability if the Contract Rate for such Liability had at all times been in effect.

(c) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Agent nor any Revolving Credit Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Liabilities, any amount in excess of the Maximum Rate. The Agent, each Revolving Credit Lender and the Borrower each agrees that any interest, charge, fee, expense or other Liability provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law, ipso facto and under any and all circumstances, shall be limited or reduced to an amount equal to the lesser of (x) the amount of such interest, charge, fee, expense or other Liability that would be payable in the absence of this Section 19-18, or (y) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Agent or any Revolving Credit Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Liabilities and treated hereunder as such; and if the Liabilities, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Agent, each Revolving Credit Lender and the Borrower, to the maximum extent permitted by Applicable Law, shall (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the actual term of the Liabilities, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Liabilities.
19-19. Waivers.
(a) The Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 19-19(b), below, knowingly, voluntarily, and intentionally, and understands that Agent and each Revolving Credit Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, is relying on such waivers.
(b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
(i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
(ii) Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Agent’s exercising of the Agent’s rights upon default.

(iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY REVOLVING CREDIT LENDER OR IN WHICH THE AGENT OR ANY REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON (AND THE AGENT OR EACH REVOLVING CREDIT LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
(iv) The benefits or availability of any stay, limitation, hindrance, delay, or restriction (including, without limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which the Agent may or may become entitled to take hereunder.
(v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
(vi) Any claim to consequential, special, or punitive damages.
19-20. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND ALL OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

19-21. Foreign Asset Control Regulations. Neither the advance of the Revolving Credit Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, neither the Borrower nor any of its Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.
19-22. USA PATRIOT Act Notice. Each Revolving Credit Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Revolving Credit Lender) hereby notifies the Borrower and Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Revolving Credit Lender or the Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Revolving Credit Loans will be used by the Borrower, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

19-23. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, on the one hand, and the Agent and the Revolving Credit Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Revolving Credit Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Agent or the Revolving Credit Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Agent or Revolving Credit Lenders has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Agent or Revolving Credit Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agent and the Revolving Credit Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Agent or the Revolving Credit Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agent and the Revolving Credit Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Agent and Revolving Credit Lenders with respect to any breach or alleged breach of agency or fiduciary duty.
19-24. Original Credit Agreement Amended and Restated. Upon satisfaction of the conditions precedent to the effectiveness of this Agreement, (a) this Agreement shall amend and restate the Original Credit Agreement in its entirety, and (b) the rights and obligations of the parties under the Original Credit Agreement shall be subsumed within, and be governed by, this Agreement; provided, however, that the Borrower hereby agrees that (i) the L/Cs outstandings under the Original Credit Agreement on the effective date hereof shall be L/Cs hereunder, and (ii) all outstanding Liabilities of the Borrower under the Original Credit Agreement shall remain outstanding, shall constitute continuing Liabilities secured by the Collateral, and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such obligations and other liabilities.
[Signature Pages Follow]

HASTINGS ENTERTAINMENT, INC.,
As Borrower

By	/s/ Dan Crow
Print Name: Dan Crow
Title: CFO and Vice President

BANK OF AMERICA, N.A.,
As Agent and Revolving Credit Lender

By	/s/ Matthew Potter
Print Name: Matthew Potter
Title: Vice President
Signature Page to Loan and Security Agreement

EXHIBITS TO LOAN AND SECURITY AGREEMENT

EXHIBIT 2-7(c)
AMENDED AND RESTATED SWINGLINE NOTE

Boston, Massachusetts	July _____, 2010
FOR VALUE RECEIVED, the undersigned, Hastings Entertainment, Inc., a Texas corporation with its principal executive offices at 3601 Plains Boulevard, Amarillo, Texas 79102 (the “Borrower”) promises to pay to the order of Bank of America, NA, a national association with offices at 100 Federal Street, Boston, Massachusetts 021 10 (with any subsequent holder, the “SwingLine Lender”) the unpaid principal balance of SwingLine Loans made to the Borrower pursuant to the Amended and Restated Loan and Security Agreement of even date (as such may be amended hereafter, the “Loan Agreement’) between Bank of America, N.A., a national association with offices at 100 Federal Street, Boston, Massachusetts 021 10 (in such capacity, the “Agent”), as agent for the ratable benefit of the “Revolving Credit Lenders”, on the one hand, and the Borrower, on the other, with interest at the rate and payable in the manner stated therein. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Amended and Restated Swingline Note replaces in its entirety that certain SwingLine Note dated August 29, 2000, by the Borrower and payable to the SwingLine Lender, as successor in interest to Fleet Retail Finance Inc.
This Amended and Restated Swingline Note is hereinafter referred to as the “SwingLine Note” (this “Note”) to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable as provided in the Loan Agreement and shall be subject to Acceleration as provided therein.
In the absence of manifest error, the Agent’s books and records concerning SwingLine Loans, the accrual of interest thereon, and the repayment of such SwingLine Loans, shall be prima facie evidence of the Indebtedness hereunder.
No delay or omission by the Agent or the SwingLine Lender in exercising or enforcing any of their respective powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default with respect hereto shall operate as a waiver of any other Event of Default hereunder, nor as a continuing waiver.
The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each of the Borrower and any endorser and guarantor hereof assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Agent with respect to this Note and/or any Collateral given to secure this Note.
This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the SwingLine Lender and its successors, endorsees, and assigns. This Note is delivered at the offices of the Agent in Boston, Massachusetts and shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

EXHIBIT 2-7(c)
The Liabilities of the Borrower, and of any endorser or guarantor of this Note, are joint and several, provided, however, the release by the SwingLine Lender or the Agent of any one or more of the Borrower or such endorsers or guarantors shall not release any other Person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Note may seek contribution from any other person also obligated unless and until all Liabilities to the SwingLine Lender of the Person from whom contribution is sought have been satisfied in full.
The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the SwingLine Lender in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Note, is relying thereon. THE BORROWER, AND EACH ENDORSER AND GUARANTOR OF THIS NOTE, TO THE EXTENT ENTITLED THERETO, RESPECTIVELY WAIVES ANY PRESENT OR FUTURE RIGHT IT MAY HAVE ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT AND/OR THE SWINGLINE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT AND/OR THE SWINGLINE LENDER OR IN WHICH THE AGENT AND/OR THE SWINGLINE LENDER IS JOINED AS A PARTY LITIGANT) THAT ARISES OUT OF, OR IS IN RESPECT TO, THIS NOTE, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS.
[signature page follows]

EXHIBIT 2-7(c)
IN WITNESS WHEREOF, the Borrower has caused this SwingLine Note to be duly executed as of the date set forth above.

HASTINGS ENTERTAINMENT, INC.
By:
Name:
Title:

[Signature Page to SwingLine Note]

EXHIBIT 2-9
[AMENDED AND RESTATED] 1 REVOLVING CREDIT NOTE

Boston, Massachusetts	July _____, 2010
$	Payee
FOR VALUE RECEIVED, the undersigned, Hastings Entertainment, Inc., a Texas corporation with its principal executive offices at 3601 Plains Boulevard, Amarillo, Texas 79102 (the “Borrower”) promises to pay to the order of (with any subsequent holder, a “Revolving Credit Lender”) that amount which the Revolving Credit Lender has advanced towards the aggregate unpaid principal balance of Revolving Credit Loans made to or for the account of the Borrower pursuant to the Amended and Restated Loan and Security Agreement of even date (as such may be amended hereafter, the “Loan Agreement”) between Bank of America, N.A., a national association with its offices at 100 Federal Street, Boston, Massachusetts 021 10 (in such capacity, the “Agent”), as agent for the ratable benefit of the “Revolving Credit Lenders”, on the one hand, and the Borrower, on the other, with interest at the rate and payable in the manner stated therein. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. [This Amended and Restated Revolving Credit Note replaces in its entirety that certain Revolving Credit Note dated                     , by the Borrower, payable to the Revolving Credit Lender.]
This is a “Revolving Credit Note” (this “Note”) to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable as provided in the Loan Agreement and shall be subject to Acceleration as provided therein.
In the absence of manifest error, the Agent’s books and records concerning Revolving Credit Loans, the accrual of interest thereon, and the repayment of such Revolving Credit Loans, shall be prima facie evidence of the Indebtedness hereunder.
No delay or omission by the Agent or any Revolving Credit Lender in exercising or enforcing any of the Agent’s or such Revolving Credit Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default with respect hereto hereunder shall operate as a waiver of any other Event of Default hereunder, nor as a continuing waiver.
The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each of the Borrower and any endorser or guarantor hereof assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Agent with respect to this Note and/or any Collateral given to secure this Note.
This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Revolving Credit Lender and its successors, endorsees, and assigns.

1 NTD:	Insert bracketed language if appropriate.

EXHIBIT 2-9
The Liabilities of the Borrower, and of any endorser or guarantor of this Note, are joint and several, provided, however, the release by the Agent or the Revolving Credit Lender of any one or more of the Borrower or endorsers or guarantors shall not release any other Person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Note may seek contribution from any other Person also obligated unless and until all Liabilities to the Revolving Credit Lender of the Person from whom contribution is sought have been satisfied in full.
This Note is delivered at the offices of the Agent in Boston, Massachusetts and shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument.
The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Revolving Credit Lender in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Note, is relying thereon: THE BORROWER, AND EACH ENDORSER AND GUARANTOR OF THIS NOTE TO THE EXTENT ENTITLED THERETO, RESPECTIVELY WAIVES ANY PRESENT OR FUTURE RIGHT IT MAY HAVE ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT AND/OR ANY REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT AND/OR ANY REVOLVING CREDIT LENDER OR IN WHICH THE AGENT AND/OR ANY REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), THAT ARISES OUT OF, OR IS IN RESPECT TO, THIS NOTE, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS.
[Signature Page follows]

EXHIBIT 2-9
IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be duly executed as of the date set forth above.

HASTINGS ENTERTAINMENT, INC.
By:
Name:
Title:

[Signature Page to Revolving Credit Note]

EXHIBIT 2-22
Revolving Credit Lenders’ Commitments

		Revolving Credit
	Revolving Credit Dollar	Percentage
Revolving Credit Lender:	Commitment:	Commitment:
Bank of America, N.A.	$100,000,000	100%
All Lenders	$100,000,000	100%

EXHIBIT 4-2
Subsidiaries

PERCENTAGE OF OWNERSHIP BY
SUBSIDIARIES OF	HASTINGS ENTERTAINMENT, INC. OF
HASTINGS ENTERTAINMENT, INC.	CAPITAL STOCK IN EACH SUBSIDIARY

Hastings Internet, Inc. a Nevada Corporation	100%

EXHIBIT 4-3
Trade Names
Hastings Entertainment
Hastings Books, Music and Video
Hastings
Hastings, Your Entertainment Superstore
Hastings, Discover Your Entertainment
Sun Adventure Sports
goHastings
goHastings.com
Hardback Café
Hardback Coffee Café
Tradesmart
Mergers
None

EXHIBIT 4-5
Locations, Leases, and Landlords

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9301	Amarillo Bike	W.A. Mays and Agnes Mays Trust II	914 S. Tyler	Amarillo	TX	79101	Randy Sharp	806 376 5417	806 376 3764	2020 S. Georgia	Amarillo	TX	79109

9602	Nacogdoches	Commercial Net Lease Realty, Inc.	450 South Orange Avenue, Suite 900	Orlando	FL	32801	Stacy Bollon	407 650 3685	407 650 3650	4501 North Street	Nacogdoches	TX	75961

9603	Plainview	Westview Center, LP c/o Kim Martin Company, Inc.	P.O. Box 3218	Ft. Worth	TX	76113	Melisa Secrest	817-336-1880	817-336-1893	3305 Olton Rd.	Plainview	TX	79072

9604	Amarillo Georgia & Wolflin	W.A. Mays and Agnes Mays Trust II	914 S. Tyler	Amarillo	TX	79101	Randy Sharp	806 376 5417	806 376 3764	2020 S. Georgia	Amarillo	TX	79109

9605	Amarillo 45th & Teckla	Western Square Investments	1715 W. 58th	Amarillo	TX	79110	Ann Crouch	806 352 2706	806-352-6313	4301 SW 45th	Amarillo	TX	79109

9606	Carlsbad	1340 East 9th Street Realty Corp.	1716 Coney Island Ave	Brooklyn	NY	11230	Samuel or Samson Pinter	718-535-3795	718-338-1019	1601 W. Pierce	Carlsbad	NM	88220

9607	Garden City	Mid America Associates c/o Fishman & Co.	1948 East Santa Fe	Olathe	KS	66062	Michael Fishman	913 782 9000	913 764 5701	2108 E. Kansas Ave.	Garden City	KS	67846

9608	San Angelo	RDF 209 Sunset San Angelo, TX P1 LLC c/o N3 Development, Ltd	620 E Southlake Blvd	Southlake	TX	76092	Jan Davidson	817.348.8748	817.348.8468	4238 Sunset Drive	San Angelo	TX	76904

9609	Farmington	Peterson Properties & Associates	2325 San Pedro NE, Suite 2-4	Albuquerque	NM	87110	Doug Peterson	505 884 3578	505 884 6793	3020 E. 20th St.	Farmington	NM	87402

9610	San Marcos	SanMar Dunhill Ratel LLC	3100 Monticello, Suite 300	Dallas	TX	75205	Steve Hagara, PM	214 261 9589	214 373 7535	917 S. Highway 80	San Marcos	TX	78667

9611	Alamogordo	CAP II — 10th/With Sands, LLC c/o Peterson Properties Real Estate Services, Inc.	2325 San Pedro NE, Suite 2A	Albuquerque	NM	87110	James Peterson	505 884 3578	505 884 6793	805 N. White Sands Blvd	Alamogordo	NM	88310

9613	Borger	North Park Associates, LLC c/o Sterling Properties	1018 Van Buren	Amarillo	TX	79101	Dennis Beene	806 373 1076	806 373 4455	1329 W. Wilson	Borger	TX	79007

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9614	Abilene	Abilene Frenchmans Creek 93, LTD c/o Paul Johnson and Assoc	4633 S 14th St,	Abilene	TX	79605	Anna Humphreys	325.698.5661	352.692.8508	4709 S. 14th Street	Abilene	TX	79605

9615	Dodge City	Comanche Plaza c/o The Phoenix Real Estate Co., Inc.	P.O. Box 47458, 260 N Rock Rd, #165 (67206)	Wichita	KS	67201	Ted Williams	316 683 5551	316 683 6759	1701 N. 14th	Dodge City	KS	67801

9616	College Station	H.E. Butt Store Property Company No. One c/o Real Estate Dept.	P.O. Box 839955	San Antonio	TX	78283-3955	Britt Baker	210 938 8290	210 938 7788	2004 Texas Ave. South	College Station	TX	77840

9617	Paris	Alpha Lake Ltd. c/o John C. Culpepper, Jr.	1700 George Bush Dirve East, Ste 240, P.O. Drawer JC	College Station	TX	77840	John Culpepper	979 696 1444	979 696 3651	3518 Lamar Avenue	Paris	TX	75460

9618	Hobbs	Hobbs partners and Republic Properties c/o Walter Kuhn	300 Bridge Street	Big Fork	MT	59911	Walter Kuhn	406.837.4550	406.837.4593	1822 N. Turner St.	Hobbs	NM	88240

9619	Seguin	KPS King Properties of Seguin, L.P.	1117 E.Court	Seguin	TX	78155	Ken King	830 379 5251		1380 E. Court St.	Seguin	TX	78155

9620	Albuquerque Lomas Blvd.	Fair Plaza, Inc.	#10 Tramway Loop, NE	Albuquerque	NM	87122	Cindy Kemper	505 856 2726	505 299 8024	6001-R Lomas Blvd. NE	Albuquerque	NM	87110

9622	Victoria	Centro NP Holdings 2 SPE, LLC	420 Lexington Avenue, 7th Floor	New York	NY	10170	Attn: Legal Dept.	212-869-3000	212-302-4776	5206 N. Navarro	Victoria	TX	77901

9623	Conway	English Village Joint Venture c/o The Wilson Company, Inc.	1524 S. Garfield, Suite B	Little Rock	AR	72204	Janet Dillon	501 666 3466	501 666 3470	1360 Hwy.64 West	Conway	AR	72032

9624	Jacksonville	RPM Management Company, Inc.	P.O. Box 7300, 1501 North University	Little Rock	AR	72217-7300	Ron Goss	501 664 7807	501 664 0145	915 W. Main	Jacksonville	AR	72076

9627	Longview	Oak Forest Group, Ltd. c/o Beer Wells Real Estate Service	P.O. Box 3449	Longview	TX	75606	Ms. Cappi Northcutt	903 753 2191	903 753 3913	405 NW Loop 281, #2	Longview	TX	75604

9628	Brownwood	Hal M. Shaw and Ruth Kay Shaw	P.O. Box 1426	Brownwood	TX	76804	Hal Shaw	915-649-3707		600 N. Center Ave.	Brownwood	TX	76801

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9629	Albuquerque Wyoming St.	Wal-Mart Stores East, LP c/o Asset Management Dept.	2001 SE 10th St.	Bentonville	AR	72712-6489	Scott Sill-Asset Mgr	479 273 4710	479 204 9841	4315 Woming NE	Albuquerque	NM	87111

9630	Albuquerque Juan Tabo	Manzano Plaza Partners c/o Eisenberg Company	2231 East Camelback Road, Suite 250	Phoenix	AZ	85016	Craig Eisenberg	602 468 6100	602 468 6103	840 Juan Tabo NE, Suite A	Albuquerque	NM	87123

9636	Roswell	Spirit Master Funding, LLC c/o Midland Loan Services, Inc.	P.O. Box 419201	Kansas City	MO	64141-6127	Cathy Phillips	480 315 6589	480 606 0826	1705 N. Main	Roswell	NM	88201

9638	Joplin	Kimco Joplin 707, Inc. c/o Kimco Realty Corporation	P.O. Box 5020, 3333 New Hyde Park Rd	New Hyde Park	NY	11042-0020	Marsha Roush (ext.202)	516 869 9000	516 869 7140	526 S. Range Line Rd	Joplin	MO	64801

9639	Albuquerque Coors Rd.	6051 Winter Haven, LLC c/o Roger Cox & Associates, Inc.	1717 Louisiana Blvd. NE, Suite 111	Albuquerque	NM	87110	Brian Anderson	505 254 2324	505 260 2179	6051 Winter Haven Drive NW	Albuquerque	NM	87120

9642	Midland	3111 Cuthbert Corporation	505 N. Big Spring, Suite 604, P.O. Box 8610	Midland	TX	79708	John Smart	915-682-6002	915-682-6050	3111 W. Cuthbert, #3	Midland	TX	79701

9647	Santa Fe — DeVargas Mall	Devargas Center Associates	19 Briar Hollow Ln, Suite 100	Houston	TX	77027	Katy Fitzgerald	505.982.2655		542 N. Guadalupe	Santa Fe	NM	87501

9652	Lawton	R & B Properties	60 NW Sheridan Rd., Suite 1	Lawton	OK	73505	Mr. Carroll Rogers	580 355 6165	580 248 7446	616 NW Sheridan Rd.	Lawton	OK	73505

9655	Ada	Eagle-North Hills Shopping Centre, LP c/o Eagle Equity, Inc	3 Lincoln Centre, 5430 LBJ Freeway, Suite 1575	Dallas	TX	75240-2641	Grant Threadgill, Property Mgr.	972-770-2261		1140 Lonnie Abbott Ind Blvd	Ada	OK	74820

9659	Round Rock	Southwestern Retail Properties II, L.C.	2000 South IH35, Suite Q11, Suite Q11	Round Rock	TX	78681	Allan Reagan/Nicole Deal (property mgr)	512 238 0938	512 238 6637	2200 S. IH-35, #B1	Round Rock	TX	78681

9660	Benton	Military Road Properties, LLC	1524 S. Garfield, Suite B	Little Rock	AR	72204	Ken McRae	501 661 1313	501 661 9538	1421 Military Rd.	Benton	AR	72015

9661	Ponca City	Ponca Shopping Center, LLC c/o Dunhill Partners, Inc.	3100 Monticello, Suite 300	Dallas	TX	75205	Nelson Billups	214 373 7500	214 373 7535	2900 N. 14th St.	Ponca City	OK	74601

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9662	Billings	West Park Plaza Associates, LLC c/o Colliers International	602 SW Second Ave Suite 1950, PO Box 4857 (97208 zip)	Portland	OR	97205	Lisa Johnston	503.499.0072	503.265.5055	1604 Grand Ave.	Billings	MT	59103

9663	Wichita Falls	TPRF/The Falls, L.P. c/o Thackeray Partners (notices) c/o Hupp Bauer Hanson & Lewis (rent)	5207 McKinney Ave Suite 200, Dallas, TX 75205,	Dallas	TX	75205	Ryan Stempf (notices) Stacie Moss (rent)	214 360 7830	214-360-7831	2801 SW Parkway	Wichita Falls	TX	76308

9664	Bryan	Tejas Center Corporation c/o John C. Culpepper, Jr.	1700 George Bush South, Suite 240	College Station	TX	77840	John Culpepper	409 696 1444	979 696 3651	725 E. Villa Maria, Ste. 1100	Bryan	TX	77801

9665	Fayetteville	Mathias Shopping Centers, Inc.	P.O. Box 6485	Springdale	AR	76766	Curtis Wray	479 750 9100	479 750 0953	2999 N. College Ave.	Fayetteville	AR	72702

9666	Las Cruces	Wal-Mart Stores East, LP c/o Asset Management Dept.	2001 SE 10th St.	Bentonville	AR	72712-6489	Scott Sill-Asset Mgr	479 273 4710	479 204 9841	2350 Lohman, Space D	Las Cruces	NM	88001

9668	Pampa	D.J. Investments	2545 Perryton Parkway	Pampa	TX	79065	Mrs. Irvine Ripahn	806 669 1225		1205 N. Hobart	Pampa	TX	79065

9672	Jonesboro	1666 N. Avalonn, LLC c/o Caraway Plaza Shopping Center	22800 Lyons Ave Suite 100,	Santa Clarita	CA	91321	Stacey Gordon	661.255.7707	661.255.7888	1315 S. Caraway Rd.	Jonesboro	AR	72401

9673	Huntsville	Southwest Securities, FSB ATTN: Property Management	17480 N Dallas Parkway, Suite 104, rent checks toSunWest NOP, Inc., 75 Remittance Dr Suite 6590, Chicago, IL 60675	Dallas	TX	75287	Rita Lafleur	214.859.1425	972.248.4794	1710 11th Street	Huntsville	TX	77340

9674	Stillwater	FRT-TARO Stillwater, L.L.C.	624 S Boston,Suite 400	Tulsa	OK	74119	Bruce Bolzle	918 743 3456	918 743 4084	316 N. Main	Stillwater	OK	74075

9675	Enid	Nicholas Investment Company	900 W. Maple	Enid	OK	73701	Buddy Nicholas	580 234 7000	580 233 3639	610 s cleveland #104	Enid	OK	73703

9676	Lawrence	Southwest Properties, L.L.C.	10169 Mackey	Overland Park	KS	66212	Bill Pachter	913 381 8415	913 648 8053	1900 W. 23rd	Lawrence	KS	66046

9677	Kerrville	Fawcet Rentals	1720 Glen Road	Kerrville	TX	78028	Bill Womack	830 896 6364	830 896 3432	501 Main St.	Kerrville	TX	78028

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9678	Muskogee	Muskogee Property Shopping Center, LLC c/o Walpert Properties	11457 Olde Cabin Rd., Suite 200	St. Louis	MO	63141	Tom Lodes	800 467 8540	314 567 9289	2230 E. Shawnee Bypass	Muskogee	OK	74403

9680	Missoula	Choice Land Corp and CLR Properties, Inc. c/o Missoula Property Mgmt. 2809 Great Northern Loop Suite 400 Missoula, MT 59808	11520 Blundell Rd.	Richmond	BC	Canada V6Y1L3	Bil Koonar	604-592-3001	604-592-3004	2501 Brooks Street, Suite A	Missoula	MT	59801

9681	Rio Rancho (Albuquerque)	HRR LLC	5 Altazano Drive	Santa Fe	NM	87505	Murray Brott	505 982 9400	505 982 8987	1630 Rio Rancho Dr.	Rio Rancho	NM	87124

9682	Topeka	Dillon Companies, Inc. Attn: Real Estate	2700 E. 4th Street, PO Box 1608	Hutchinson	KS	67504	Rhonda Baker Clay Brashr Main	620-669-3272 620-669-3300 620-665-5511	620-669-3162	5317 S.W. 22nd Place	Topeka	KS	66614

9683	Conroe	Towne Center Venture, L.L.P.	2001 Kirby Drive, Suite 610	Houston	TX	77019	Risher Randall	713 523 6603	713 523 6605	1306 W. Davis	Conroe	TX	77301

9684	Denton	Colorado Square Joint Venture	3102 Maple Avenue, Suite 500	Dallas	TX	75201	Amanda Eller or Carissa Dodson (Prop Mgrs)	214-720-6693	214 953 0860	2311 Colorado Blvd.	Denton	TX	76205

9685	Sherman	Sherman Hastings, LLC c/o The Flying Colonel, LLC	P.O. Box 512,505 N. Carroll Street (53703)	Madison	WI	53701	Jim Rapacz, Bookkeeping	608-255-8633	608-255-7509	2114 Texoma Pkwy, Ste. 100	Sherman	TX	75090

9686	Russellville	Shannon, Inc.	P.O. Box 10314	Conway	AR	72034	Steve Shannon	501 327 0116	501 327 1213	104 N. Hampton	Russellville	AR	72802

9688	Grand Junction	Mesa Denver Associates c/o Theodore R. Pomeranz	3250 E. 2nd Ave., Suite 200	Denver	CO	80206	Ted Pomeranz	303 394 2400	303 757 0231	2401 North Ave.	Grand Junction	CO	81501

9689	Lake Jackson	PK Hastings LLC (** all notices also sent to additional address) c/o Needleman & Schlacter, LLP	2001 Marcus Ave, Suite N116	Lake Success	NY	11042	Allan Needleman	516.328.9111		208 W. Hwy.332	Lake Jackson	TX	77566

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9690	Hutchinson	Steven Enterprises, LLC c/o Genesis Health Club	6100 E. Central, Bldg. #3	Wichita	KS	67208	Bill Mast, CPA, CFP	316 691 5060	316 691 5055	416 E. 30th St.	Hutchinson	KS	67502

9691	Greenville	TS Greenville, LLC c/o Emerald Management, LLC	4949 N. Broadway, Ste 105	Boulder	CO	80304	Moran Johnston	303-444-4552	303-444-5746	5101 Wesley St.	Greenville	TX	75401

9692	Ardmore	Ardmore Commerce Partners, L.P.	2591 Dallas Parkway, Suite 300	Frisco	TX	75034-8563	Dan Morrison	940-440-9556	940-365-3669	601 North Commerce St	Ardmore	OK	73401

9693	Helena	North City Center, LLC c/o Steve Corning, Managing Member	P.O. Box 80510,2280 Grant Rd, Ste. A (59102)	Billings	MT	59108	Steve Corning	406 651 4300	406 651 1300	3215 N. Montana Ave.	Helena	MT	59602

9694	Kingman	Kingman Square, LLC c/o Borg Properties	72-216 Highway 11 PO Box 40397 N/A, Suite F-4 N/A	Palm Desert Mesa N/A	CA CA n/a	92260 85274 n/a	Andy Weigel Bret Borg-President Helena Baughman-Maintenance/Prop	760-832-5115 480-838-6900 928-718-7629	951-678-2001 480-456-9439 928-753-2401	3153 Stockton Hill Rd.	Kingman	AZ	86401

9695	Idaho Falls	IF Retail, LLC c/o BCPM, INC	PO Box 980370	Park City	UT	84098	Brenda Bellamy	435-615-0482	435-649-4159	540 17th St.	Idaho Falls	ID	83404

9696	Coeur d’Alene	Standard Insurance Company c/o Real Estate Department	1100 SW Sixth Avenue, Suite 1250	Portland	OR	97204	Trond Ingvaldsen	503 321 7794	503 321 6511	101 Best Ave.	Coeur d’Alene	ID	83814

9697	Searcy	Wal-Mart Stores, Inc.	702 S.W. 8th Street	Bentonville	AR	72716	Randal Busby	479.204.0692	479 204 9841	105 North Poplar	Searcy	AR	72143

9698	Altus	Mary Lou Cossey; Bill, son	304 Cardinal Circle South	Altus	OK	73521	Bill Cossey	830 693 7777	830 693 6363	1700 N. Main, #2	Altus	OK	73521

9699	Jefferson City	Lawrence F. Kolb, et al c/o Kolb Properties	3702 W. Truman Blvd.	Jefferson City	MO	65109	Larry Kolb	573 893 7320	573 893 2631	2233 Missouri Blvd.	Jefferson City	MO	65109

9701	Maryville	D.D.D.D., LLC c/o Foothills Plaza	POBox 964,	El Reno	OK	73036	Sharon Banta	405.535.8075	405.737.5546	501 N. Foothills Plaza Dr.	Maryville	TN	37801

9702	Richmond	Richmond Enterprises, LLC c/o HL Libby Corporation	803 Commonwealth Dr, Richmond Enterprises LLC PO Box 62336-05 Baltimore MA 21264	Warrendale	PA	15086	Russ Cannane	724 935 3433	724 935 3462	4601 National Road East	Richmond	IN	47374

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9703	Fort Smith	Rogers Avenue Development, L.P. c/o Leeco Properties	3501 Billy Hext Rd.	Odessa	TX	79762	James Devenport	432-550-0073	432-366-4606	6808 Rogers Avenue	Fort Smith	AR	72901

9707	Grand Island	Grand Island Mall, Ltd.	2208 N. Webb Road	Grand Island	NE	68803	Dawn Nowka	308 381 2210	308 381 7659	2250 N. Webb Rd. #H-16	Grand Island	NE	68803

9715	Richmond	Richmond Centre, LLC c/o Charles Thrift	227 West Trade Street,	Charlotte	NC	28202	Charles Thrift	704.561.5222	704.523.2946	2193 Lantern Ridge Dr	Richmond	KY	40475

9719	Auburn	Glendean Shopping Center, LLC	P.O. Box 628	Auburn	AL	36831-0628	Dr. Reddy Munagala (Dr. Reddy)	334 821 2500	334 821 2500	750 E. Glenn Ave.	Auburn	AL	36830

9723	Pittsburg	Frank C. Robson and Ludmila Robson, co-trustees c/o Frank C. Robson	P.O. Box 986	Claremore	OK	74018-0986	Rick Mosier	918 341 3025	918 342 0473	2806 N. Broadway	Pittsburg	KS	66762

9724	Gillette	CCA-Powder Basin SC LLC c/o Arcadia Mgmt Grp	po box 10,	Scottsdale	AZ	85252	Gary Shaw	602.955.4700	602.955.9777	2610 S. Douglas Hwy, #300	Gillette	WY	82718

9725	Newnan	HK New Plan Merchants Crossing, LLC c/o Centro Properties, Inc	420 Lexington Avenue, Seventh Floor	New York	NY	10170	Attn: Legal Dept.	212 869 3000	212 869 3989	54 Bullsboro Dr.	Newnan	GA	30263

9726	Bartlesville	Tenalok Partners, Ltd. c/o HAS Commerical Realty Services	701 N Post Oak Suite 515, Suite 515	Houston	TX	77024	Allison Coontz	713-686-1277	713-812-7290	3005 SE Frank Phillips Blvd	Bartlesville	OK	74003

9727	Moscow	Palouse Empire Mall Associates c/o Jameson Commercial Property Mgmt	P.O. Box 2158	Spokane	WA	99210	Jim Bendickson	509 747 2009	509 777 0012	2230 W. Pullman Rd.	Moscow	ID	83843

9729	Moses Lake	Learner Family Trusts	1500 N. California Blvd., Suite 200	Walnut Creek	CA	94596	Lisa King	925 947 3680	925 934 1605	601 S. Pioneer Way, #1	Moses Lake	WA	98837

9730	Fremont	Broadmoor Properties Limited Partnership	809 North 96th St.	Omaha	NE	68144	Brent Gunderson	402 392 1800	402 392 2502	1041 E. 23rd St.	Fremont	NE	68025

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9734	Liberal	Wal-Mart Real Estate Business Trust c/o WalMart Asset Management	2001 SE 10th St.	Bentonville	AR	72712-6489	Randal Busby	479.204.0692	479 204 9841	1551 N. Kansas Ave	Liberal	KS	67901

9736	Mountain Home	Kelly J. Shay & Patricia A. Shay	74 Berkshire Court	Mountain Home	AR	72653	Kelly Shay	870 425 7911		950 Hwy 62 East	Mountain Home	AR	72653

9737	Batesville	The Fitzhugh Company c/o Lucy or Danny Yeager	843 E. Main Street	Batesville	AR	72501	Lucy and Danny Yeager	870-793-2215		2340 Harrison St.	Batesville	AR	72501

9738	Springdale	Thomas F James Realty Limited Partnership, LLLP	7707 “T” St.	Little Rock	AR	72227	Dave Constien	501 225 0707	501 225 7444	2400 W. Sunset Ave.	Springdale	AR	72762

9739	Hays	Verlin and Elaine Pfannensteil	2092 Munjor Road	Victoria	KS	67671	Verlin Pfannensteil	785 625 6554	785 625 8658	3300 Vine	Hays	KS	67901

9740	Dyersburg	Eckstein Properties c/o 1980 Unionport Associates, LLC	PMB 567,710 Highway 51 Bypass W	Dyersburg	TN	38024	Ms. Shawn Edwards	731 285 1169		650 Highway 51 Bypass	Dyersburg	TN	38024

9741	Tullahoma	Wal-Mart Real Estate Business Trust c/o WalMart Asset Management	2001 SE 10th St.	Bentonville	AR	72716-0550	Scott Sill-Asset Mgr	479 273 4710	479 204 9841	1905 N. Jackson, Ste. B	Tullahoma	TN	37388

9742	Los Lunas	Valencia Plaza, LLC	7112 Coors Trail NW, PO Box 9043 (87119)	Albuquerque	NM	87120	Martin Haynes (or Carole)	505 898 6622	505 898 2781	2341 N. Main	Los Lunas	NM	87031

9743	Sweetwater	Mark Kruse dba Nolan County Plaza	1402 Coventry Circle	Abilene	TX	79602	Mark Kruse	325-669-8784		1102 E. Broadway	Sweetwater	TX	79556

9744	Butte	DLH, LLC	324 Blacktail Canyon Rd.	Butte	MT	59701	Denise Harrington	406 494 5944	406 832 3189	2307 Harrison Ave.	Butte	MT	59701

9745	Richland	Associated Grocers, Inc c/o Mari Milligan	3301 S Norfolk	Seattle	WA	98118	Mari Milligan	206.764.7741	206.767.8751	1425 George Washington Way	Richland	WA	99352

9746	Mt. Pleasant	CPM Associates, L.P.	537 Market Street, Suite 400	Chattanooga	TN	37402	Steve Long	423 752 0159	423 752 3496	2306 S. Jefferson Ave, Ste.CC	Mt. Pleasant	TX	75455

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9747	Montrose	Linden Real Estate Holdings, L.L.C. c/o Property Mgr-Rene Dominquez Southpaw Service 628 South 7th St, Montrose CO 81402	PO Box 230,	Ridgeway	CO	81432	Ken DeLine	970.626.2270	970.626.3390	2201-A S. Townsend Ave.	Montrose	CO	81401

9748	McMinnville	Harold G. Martin & Joe P. Shelton c/o U.S. Auto Sales	1422 Sparta Street	McMinnville	TN	37110	Harold G. Martin	931 473 4663	931 743 7263	231 Northgate Dr., #500	McMinnville	TN	37110

9750	Lubbock — 82nd & Slide	Lubbock Inn Investment Corp.	4302 Ironton Ave	Lubbock	TX	79407	Rick Taylor	806 791 2877	806 791 1630	8209 Slide Road	Lubbock	TX	79424

9754	Canyon	Canyon 23rd Street #2, Limited Partnership c/o Blumenthal Investments, LLC	10233 S. Dolfield Road	Owings Mills	MD	21117	John Blumenthal	410 363 1200	410 363 1215	205 N. 23rd Street	Canyon	TX	79015

9757	Clovis	Clovis Shopping Center, L.L.C. c/o Walpert Properties	11457 Olde Cabin Rd., Suite 200	St. Louis	MO	63141	Tom Lodes	314 567 1221	314 567 9289	1925 N. Prince Street	Clovis	NM	88101

9758	Cañon City	Sierra Services Group LLC	15954 Jackson Creek Parkway, Suite B-281	Monument	CO	80132	Carolyn Carter / Jeff @ 707-974-4920 Cell	719-487-1559	206-666-4207	1811 Fremont Drive	Cañon City	CO	81212

9759	Meridian	Fairview Lakes—BTS, L.L.C. c/o Eastgate Management	1124 Santa Maria Dr.	Boise	ID	83712	Jane Evans	208-336-4062 Emerg. 208-484-5397		1769 Northlakes Ave.	Meridian	ID	83646

9760	Amarillo (NW)	Amarillo Gem Lake #2, Ltd. c/o 37 BSRC Management LLC	1 Oneida Road	Scarsdale	NY	10583	Mark Chaves	914 725 4404	914 725 7879	5512 Gem Lake Road	Amarillo	TX	79102

9761	Walla Walla	M.L. Hull Investments, LLC, T. Hull Investments, LLC, WBW Hull Investments, LLC, JB Koops Investments, LLC c/o Elliott Associates, Inc.	50 SW Pine Street, Suite 200	Portland	OR	97204	Julie L. Muir, PM	503 972 7199	509 228 3169	617 S. 9th Street	Walla Walla	WA	99362

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9763	Albuquerque (Candelaria)	NC Drugstores, LLC	465 1st Street W, Suite 200	Sonoma	CA	95476-6600	Nancy Vytlacil	707.935.3700 ext. 103	707.935.3707	12501 Candelaria Road NE	Albuquerque	NM	87111

9765	Cordova	HK New Plan Merchants c/o Centro NP LLC Reit 19 (CNP) PO Box 841530 Dallas, TX 75284-1530	420 Lexington Avenue,7th Floor	New York	NY	10170	Office of the General Council	212-869-3000	212-302-4776	1245 Germantown Pkwy, Ste 110	Cordova	TN	38016

9767	Alexandria	MacArthur Village Limited Partnership c/o Stirling Properties	109 Northpark Blvd, Suite 300	Covington	LA	70433	Grady Brame	985-898-2022		1460 MacArthur Drive	Alexandria	LA	71301

9768	Lubbock	Schwab Investment VII, LLC c/o Zurich Investment Company	9595 Wilshire Blvd., Suite 401	Beverly Hills	CA	90210	Michael Schwab	310-273-7355	310-273-5983	3249 50th Street	Lubbock	TX	79413

9801	Lake Havasu	Century Financial Services LLC c/o Segars Realty	2586 Kelleytown Rd.	Hartsville	SC	29550	Goz Segars	843 332 2537	843 332 8554	321 Lake Havasu Ave. North	Lake Havasu City	AZ	86403

9802	Sierra Vista	BERCO, a California general partnership	5512 Corbin	Tarzana	CA	91356	Jack & Dennis Berg	818 345 6681	818 345 6657	3758 E. Fry Blvd.	Sierra Vista	AZ	85635

9803	Bozeman	Bozeman Shopping Center, LLC c/o Grubb & Ellis Mgmt Svcs as Agent	502 South 19th Ave., Suite 307	Bozeman	MT	59718	Jesse Asher	406 586 1655	406 586 2755	1601 W. Main	Bozeman	MT	59715

9807	Ogden	Harrisville-Rogers II, LLC c/o The Boyer Company	90 South 400 West, Suite 200	Salt Lake City	UT	84101	Brad Galvez	801 521 4781	801 521 4793	340 East 525 North	Harrisville	UT	84404

9810	Yuma	Fury Lane LLC Management	2175 South Avenue A, Suite #B	Yumas	AZ	85364	A.S. Lalani/Angelica Sanchez/Telly	928-783-7811		2820 S. 4th Avenue	Yuma	AZ	85364

9813	Boise — Fairview Ave	Wilshire Property Co., LLC	28281 Crown Valley Parkway, Suite 200	Laguna Niguel	CA	92677	Jeffry Stoddard		949 582 7036	7500 Fairview Ave.	Boise	ID	83704

9816	Flagstaff	L.N.N. Enterprises Incorporated	1490 S. Riordan Ranch Rd.	Flagstaff	AZ	86001	K Joseph (Joe) Nackard	520 779 6146	928 779 0877	1540 S. Riordan Rd.	Flagstaff	AZ	86001

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9817	Boise — Overland Rd.	Country Square Lease LLC c/o Collier’s International	755 West Front Street, Suite 300	Boise	ID	83702	Diane Dann, Sr.PM	208 345 9000	208 345 6321	10539 Overland Rd.	Boise	ID	83709

9819	Kearney	JT Development LLC c/o Jon Abegglen	3114 8th ave,	Kearney	NE	68845	Jon Abegglen	308.233.4798		9 W. 39th St.	Kearney	NE	68848

9822	Boise — E. Boise Ave	Eastgate, LLP	1124 Santa Maria Dr.	Boise	ID	83712	Jane Evans or Bret in emergencies	208-343-2210 Emerg. 208-941-3667	208 484 5397	680 E. Boise Ave.	Boise	ID	83706

9823	Laramie	Thomas B. Horne c/o Barton Investments	367 West 900 North	Salt Lake City	UT	84103	Tom Horne	801.355.3408	801 524 0084	654 N. 3rd St.	Laramie	WY	82072

9824	Rock Springs	Rock Springs Plaza, LLC c/o Bonneville Realty Management	111 East Broadway, Suite 1212	Salt Lake City	UT	84111	Mr. Kim Hibbert	801 323 1050	801 323 1005	1451 Dewar Drive	Rock Springs	WY	82901

9826	Waco	Stewart/Belf Asset Management Co. c/o Jim Stewart Realtors	500 N. Valley Mills Dr.	Waco	TX	76710	Ardie Giotes	254.297.7300		5526 Bosque Blvd.	Waco	TX	76710

9827	Tyler	Sam Roosth, et al c/o Roosth & Genecov Rentals	P.O. Box 8300	Tyler	TX	75711	Steve Roosth (ext.209)	903 593 8333	903 595 2190	4015-A S. Broadway	Tyler	TX	76701

9828	Veradale (Spokane-Sprague)	JMLP c/o Goodale & Barbieri	818 W Riverside Ave, Suite 300	Spokane	WA	99201	John Hiller	509.323.7201	509.777.6323	15312 E. Sprague	Spokane	WA	99037

9830	Spokane 29th St	Black Enterprises c/o Tomlinson Black Mgmt., Inc.	107 S. Howard, Suite 600	Spokane	WA	99201	Dave Black	509 623 1000	509 623 1444	2512 E. 29th Ave.	Spokane	WA	99223

9831	Spokane West Wellesley	Tom Sneva c/o Goodale & Barbieri	818 W Riverside Ave, suite 300	Spokane	WA	99201	John Hiller	509.323.7201	509.777.6323	1704 W. Wellesley	Spokane	WA	99205

9832	Wenatchee	Pacific Resources Associates LLC c/o PacTrust	15350 SW Sequoia Parkway, Suite 300	Portland	OR	97224	Mark Olson	503 624 6300	503 624 7755	315 Ninth St.	Wenatchee	WA	98801

9836	Norman	Swarts Family Investment Co., LLC c/o Russell E. Swarts	2600 Elmhurst	Oklahoma City	OK	73120	Russell Swarts	405 945 8100		2300 W. Main	Norman	OK	73069

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9837	Greeley	Vision 23rd LLC	1873 S Bellaire St, Suite 825	Denver	CO	80222	Scott Scwayder	303.321.5888	303.321.5889	3015 23rd Ave.	Greeley	CO	80631

9840	Great Falls	Spirit Master Funding, LLC c/o Midland Loan Services, Inc.	P.O. Box 419201	Kansas City	MO	64141-6127	Cathy Phillips	480 315 6589	480 606 0826	726 10th Ave. South	Great Falls	MT	59405

9850	Logan	Retail Properties-Logan, LLC c/o Retail Property Management, LLC	19159 Iron Mountain Dr.	Grass Valley	CA	95949	Joe Byrne	530 268 8158	530 268 8178	50 East 400 North	Logan	UT	84321

9851	Prescott	Retail Properties-Prescott, LLC c/o Retail Property Management, LLC	19159 Iron Mountain Dr.	Grass Valley	CA	95949	Joe Byrne	530 268 8158	530 268 8178	940 Willow Creek Rd.	Prescott	AZ	86301

9865	Twin Falls	Kalik Investors	822 S. 10th Avenue	Caldwell	ID	83605	Leroy Atwood	208 459 6348	208 459 1952	870 Blue Lakes North Blvd., #1	Twin Falls	ID	83301

9866	St. Joseph	Hillcrest Plaza 1998, LLC c/o J. Herzog & Sons, Inc.	160 Westgate Mall, Suite E	Madison	WI	53711	Erika Kaufman, Asset Mgr	303 757 8811	303 757 1911	605 N. Belt Hwy	St Joseph	MO	64506

9867	Yukon	Chisholm SC c/o American Asset Mgmt Services Corp.	4711 W. Golf Road, Suite 1100	Skokie	IL	60076-1235	Jonathan Gordon	847 674 8020	847 674 8157	1105-C Garth Brooks Blvd.	Yukon	OK	73099

9869	Cape Giradeau	Greater Missouri Builders, Inc.	1551 Wall St., Suite 220	St. Charles	MO	63303	Kent Evans — ext.117	636 946 1341	636 949 9992	2136 William, #165	Cape Girardeau	MO	63703

9871	Duncan	Gershman Properties LLC	11633 San Vicente Blvd., Suite 314	Los Angeles	CA	90049	Kenneth Schelberg (attny)	310 552 1400	310 943 1747	1225 North Hwy.81	Duncan	OK	73533

9874	Bullhead City	95 Palma LLC c/o Fred Leeds Properties (Ophelia at 310.405.7610 is accounting contact)	1900 S. Sepulveda Blvd., Suite 212	Los Angeles	CA	90025	Min Kwak	310.405.7606	310-826-3505	1985 Hwy 95	Bullhead City	AZ	86442

9875	Norfolk	Perkins, L.L.C.	1105 S. 13th St., Suite 100	Norfolk	NE	68701	Mike Perkins	402 371 7008	402 371 0288	919 S. 20th St.	Norfolk	NE	68701

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
9876	Manhattan	Wal-Mart Real Estate Business Trust c/o Asset Management - Kansas	2001 SE 10th St., Department 9453	Bentonville	AR	72716-0550	Scott Sill	479 204 0351	479 204 9841	626 Tuttle Creek Blvd.	Manhattan	KS	66502

9878	Poplar Bluff	Martin H. and Julita A. Michel c/o Michel Properties	6741 Heritage Drive	Poplar Bluff	MO	63901	Marty Michaels	573-785-8218	unknown	950 N. Westwood Blvd.	Poplar Bluff	MO	63902

9879	Kirksville	Lone Ranger, LLC c/o Abby Lagunoff Madison Partners	12121 Wilshire Blvd, Suite 959	Los Angeles	CA	90025	Michael Schlesinger	310 275 4425	310 388 3169	1800 N. Baltimore	Kirksville	MO	63501

9880	Stephenville	Bosque River Associates	P.O. Box 6401	Metairie	LA	70009	Mike Campbell	504 835 8000	504 831 1170	2900 N. Washington, #10A	Stephenville	TX	76401

9883	Waxahachie	TSCA-50 (DEL), LLC c/o Quine & Associates, Inc.	301 S. Sherman, Suite 100	Richardson	TX	75083	Ann Cloud or Brad Quine	972-669-8440	972-783-8901	791 North Hwy.77, Ste. #101	Waxahachie	TX	75165

9885	Warrensburg	J.W. Franklin Co.	123 E. Gay Street, Ste. ESV, P.O. Box 573	Warrensburg	MO	64093-0573	Jerry Franklin	660 747 9854	660 747 3407	723 N. Charles	Warrensburg	MO	64093

9887	Lewiston	ERB LIMITED, L.L.C. c/o Lease Administration	P.O. Box 616, Jeannie Bennett	Lewiston	ID	83501	Jeannie	208 746 0442	208 746 1127	139 Thain Rd.	Lewiston	ID	83501

9890	Killeen	ARC Partners c/o Quine & Associates, Inc.	122 East 42nd Suite 4400	New York	NY	10168	Jennie Snelling, Regional VP	254 542 1767	254 542 1272	2200 E. Veterans Memorial Blvd.	Killeen	TX	76543

9891	Odessa	CA New Plan Venture Fund Texas I, L.P. c/o Centro Properties Group	420 Lexington Avenue, 7th Floor	New York	NY	10170	Linda Akins	212-869-3000	212-869-3989	3897 E. 42nd St.	Odessa	TX	79762

9894	Murfreesboro	Northfield Crossing Partners, L.P. c/o Sam Scaffide	7640 Wentworth Dr., Payments sent to 8230 Prestwick Circle	Duluth	GA	30097	Sam Scaffide	770 495 8384	770 495 8373	1660 Memorial Blvd.	Murfreesboro	TN	37129

9895	New Braunfels	New Braunfels Marketplace, L.P. c/o Wiggins Company	177 West Mill St,	New Braunfels	TX	78130	J. Patrick Wiggins	830 620 7475	830 629 2239	651 Bus Loop IH-35, #135	New Braunfels	TX	78130

9896	Clarksville	Cooke & Grace Properties	3309 Fairmont Drive	Nashville	TN	37203	Ched Cooke	615 385 5558	615 385 4868	1600 Ft. Campbell Blvd., Ste. A	Clarksville	TN	37042

EXHIBIT 4-5

Store	Store	Landlord/Subl	LL		LL			LL		Store
Number	Name	andlord Entity	Address	LL City	ST	LLZIP	LL Contact	Phone	LL Fax	Address	City	State	Zip
2225w	Amarillo Cabinet Shop	Benefit 592 Trust c/o Hall Collier, Trustee	6455 Bixby Terrace Drive	Long Beach	CA	90815-4700	Hal Collier	562 431 5780	562 684 4431	1900 W. 7th St.	Amarillo	TX	79102

7100w	JCPenney	Omni Capital Corporation	1715 W. 58th	Amarillo	TX	79110	Mrs. Ann Crouch	806 352 2706	806 352 6313	3701 Plains Blvd.	Amarillo	TX	79102

9000w	Amarillo Main Office	Omni Capital Corporation	1715 W. 58th	Amarillo	TX	79110	Mrs. Ann Crouch	806 352 2706	806 352 6313	3601 Plains Blvd.	Amarillo	TX	79102

EXHIBIT 4-6
Encumbrances
None

EXHIBIT 4-7
Indebtedness
1.	Irrevocable Letter of Credit No. MS1234918 issued by Bank of America in favor of The Travelers Indemnity Company in a sum of up to $32,000.00, expiring November 1, 2010.
2.	Irrevocable Letter of Credit No. MS1365563 issued by Bank of America in favor of Hartford Fire Insurance Company in a sum up to $725,000.00, expiring December 1, 2010.

EXHIBIT 4-8
Insurance Policies
SCHEDULE OF INSURANCE
FOR
HASTINGS ENTERTAINMENT, INC.

COVERAGE
INSURER	EFF. DATE			LIMITS/
POLICY NUMBER	EXP. DATE	PREMIUM	POLICY TYPE	DEDUCTIBLES
Property	11/01/09	$394,000	COVERAGE AND LIMITS
Affiliated FM Insurance Co.	11/01/10		Policy Limit - each occurrence	$125,000,000
GK247			Earth Movement	$100,000,000
			Earth Movement - Tier One & Tier Two New Madrid	$25,000,000
			Seismic Zones
			Flood - annual aggregate	$100,000,000
			Flood - combined Tier I Flood Prone Locations	$5,000,000
			Flood - combined Tier II Flood Prone Locations	$5,000,000
			Business Interruption including Rental Income	$20,000,000
			Extra Expense	$6,750,000
			Off Premises Power - 3601-3615 Plains Blvd., Amarillo, TX	$2,000,000
			Off Premises Power - all other locations	$1,000,000
			Leasehold Interest	$500,000
			Contingent Business Interruption - Leader properties	$250,000
			SUBLIMITS
			Expediting Expenses	$250,000
			Trees, Shrubs, Plants, Lawns (limit $1,000 per item)	$100,000
			Installation Floater	$250,000
			Newly Acquired Property	$3,000,000
			Unnamed Locations	$3,000,000
			Fine Arts	$250,000
			Accounts Receivable	$500,000
			Valuable Papers and Records	$500,000
			Electronic Data Processing, Data, and Media	$1,000,000
			Building Ordinance or Law	$1,000,000
			Errors and Omissions	$3,000,000
			Transit Coverage	$500,000
			Fungus, Mold or Mildew	$1,000,000
			Contractors Equipment	$100,000
			DEDUCTIBLES
			All losses except:	$50,000
			Earth Movement	$100,000
			Earth Movement - designated locations	5% or mm. $100,000
			Earth Movement - designated locations	1% or mm. $100,000
			Flood - per occurrence each location	$100,000
			Flood - Tier I, Tier II locations	$500,000
			Wind and Hail - designated locations	5% or mm. $100,000
			Off Premises Power - Interruption -	24 hours
			Off Premises Power - Property Damage	$50,000
			Contractors Equipment	$10,000
			Transit	$25,000

Commercial General Liability	11/01/09	$74,438	COVERAGE AND LIMITS
Hartford Fire Insurance Co.	11/01/10		General Aggregate (per location)	$2,000,000
20ECSMS8453			CAP - all locations	$15,000,000
			Products/Completed Ops. Aggregate	$2,000,000
			Personal & Advertising Injury	$1,000,000
			Each Occurrence Limit	$1,000,000
			Fire Damage - Real property	$1,000,000
			Products Recall Expense Limit - each recall	$1,000,000
			Products Recall Expense Limit - aggregate	$2,000,000
			Medical Payments	not covered

EXHIBIT 4-8
SCHEDULE OF INSURANCE
FOR
HASTINGS ENTERTAINMENT, INC.

COVERAGE
INSURER	EFF. DATE			LIMITS/
POLICY NUMBER	EXP. DATE	PREMIUM	POLICY TYPE	DEDUCTIBLES
Commercial General			EXTENSIONS OF COVERAGE
Liability (con’t)			Employee Benefits Liability
			Each Claim	$1,000,000
			Aggregate Limit	$1,000,000
			RETENTION	$250,000

Automobile	11/01/09	$5,204	COVERAGE
Hartford Fire Insurance Co.	11/01/10		Liability
20UENMS8451			Covered Autos 1) Any Auto	$1,000,000
			Personal Injury Protection
			Covered Autos 5) Owned Autos subject to
			no-fault	Statutory
			Medical Payments per person
			Covered Autos 2) Owned Auto	$5,000
			Uninsured Motorists
			Covered Autos 2) Owned Auto	$1,000,000
			PHYSICAL DAMAGE
			Covered Autos 2) Owned Auto
			Covered Autos 8) Hired Autos
			Comprehensive
			Deductible	$2,500
			Collision
			Deductible	$2,500
			Towing and Labor - each disablement	$50
			Rental Reimbursement - $30 per day/max.
			50 days	$1,500
			Hired Auto Physical Damage	$50,000
			Hired and Non-Owned Automobile Liability	included

Workers Compensation	11/01/09	$179,632	COVERAGE AND LIMITS
Hartford Ins. Co. of the	11/01/10		Workers Compensation	Statutory
Midwest			Applies in AL, AR, AZ, CO, GA, IA, ID, IN, KS,
20WNMS8450			KY, LA, MO,
			MT, NE, NM, OK, TN, TX, UT
			Employers Liability
			Each Accident	$500,000
			Disease Policy Limit	$500,000
			Disease Each Employee	$500,000
			EXTENSIONS OF COVERAGE
			Voluntary Compensation	included
			Stop Gap Employers Liability (ND, OH,	included
			WA, WV, WY)
			US Longshore and Harbor Workers Coverage	included
			Foreign Voluntary Compensation including repatriation	included
			Waiver of Subrogation
			DEDUCTIBLE	$150,000
			Step-Down	$250,000

Umbrella/Excess Liability	11/01/09	$48,158	COVERAGE AND LIMITS
Fireman’s Fund Insurance	11/01/10		Occurrence Limit	$35,000,000
SUO-000-7175-5920			Annual Aggregate	$35,000,000
			RETENTION	nil

Fiduciary Liability	06/11/10	$9,025	COVERAGE AND LIMITS
Federal Insurance	06/11/11		Each Loss	$2,000,000
Company			Each Policy Period	$2,000,000
8139-1020			RETENTION	$50,000

Crime	06/11/10	$14,440	COVERAGE AND LIMITS
Federal Insurance	06/11/11		Employee Theft	$2,000,000
Company			Premises	$2,000,000
8210-2592			Transit	$2,000,000
			Forgery	$2,000,000
			Computer Fraud	$2,000,000
			Funds Transfer Fraud	$2,000,000
			Money Orders and Counterfeit Fraud	$2,000,000
			Client	$2,000,000
			RETENTION	$75,000

EXHIBIT 4-8
SCHEDULE OF INSURANCE
FOR
HASTINGS ENTERTAINMENT, INC.

COVERAGE
INSURER	EFF. DATE			LIMITS/
POLICY NUMBER	EXP. DATE	PREMIUM	POLICY TYPE	DEDUCTIBLES
Directors & Officers Liability	06/11/10	$67,500	COVERAGE AND LIMITS
St. Paul Mercury Ins.	06/11/11		Each Loss	$10,000,000
(Travelers)			Each Policy Period	$10,000,000
EC06801743			RETENTION
			- Loss Agreement B - non-Securities claims	$100,000
			- Defense Costs, each Securities Claim	$250,000

Excess D&O	06/11/10	$30,000	COVERAGE AND LIMITS
Federal Insurance	06/11/11		Each Loss	$5,000,000
Company			Each Policy Period	$5,000,000
8210-2586				excess 10 mil primary

Employment Practices	06/11/10	$80,600	COVERAGE AND LIMITS
Liability	06/11/11		Aggregate	$10,000,000
Illinois National Insurance Co.			RETENTION	$500,000
01-933-40-62

Aviation	11/01/09	$34,307	COVERAGE AND LIMITS
USAIG	11/01/10		Liability- Bodily Injury and Property Damage	$100,000,000
SIHL1-250N			Liability- Temporary Sustitute Aircraft	$100,000,000
			Non-Owned Aircraft	$100,000,000
			Personal Injury	$25,000,000
			Non-Owned Physical Damage	$4,100,000
			Ground Hangarkeepers Liability	$10,000,000
			Non-Owned Hangar Contents Coverage	$1,000,000
			Passenger Personal Effects Coverage	$25,000
			Airport Premises Liability	$100,000,000
			Products Liability	$100,000,000
			Passenger Voluntary Settlement Coverage	$250,000
			Medical Payment including Crew	$25,000
			Premises Medical	$25,000
			Hull Coverage- 1984 Cessna Conquest II,	$1,658,000
			N68HS
			DEDUCTIBLE	nil

TOTAL		$937,304
Premium does not include taxes, fees or surcharges
This schedule is intended as an overview only. Please refer to the individual policies for specific coverage information.

EXHIBIT 4-10
Capital Leases
None

EXHIBIT 4-14
Taxes
Hastings Entertainment, Inc. and its subsidiaries, on a consolidated basis, will be audited for franchise tax by the Texas Comptroller of Public Accounts for the 2008 report year, based on the financial condition of Hastings Entertainment, Inc. for the accounting year ended 2007. The tax auditor is Michael Gonzales, from Amarillo, Texas. It is anticipated that the audit will begin during August 2010.

EXHIBIT 4-16(a)
ERISA
None

EXHIBIT 4-18
Litigation
None

EXHIBIT 5-4
Borrowing Base Certificate
Date
Hastings Entertainment, Inc. (“The Borrower”)
Revolving Line of Credit Availability Calculation
Borrowing Base / Inventory Certificate

			Cost	Retail

Beginning inventory, as of:

Add: Receipts
Less: Net sales, at retail
Cost of goods sold
Markdowns
Returns
Shrinkage
Other

Ending Inventory, as of:
Plus: Inventory in-transit
Sun Adventure Sports Store 9301
DC inventory
RC inventory
Eligible rental video inventory
Less: Shrink reserve
Standard Cost Adjustment (net)

Eligible inventory, as of:		A

Appraised Value % (NOLV)		B
Inventory Advance Rate:		C		85%*B
Inventory availability		D		A * C

Eligible Credit Card A/R, as of:		E

Advance Rate:	85.0%	F
Credit Card A/R availability		G		E * F

Borrowing Base before Availability Reserves		H		D + G

Less: Rental reserve
Gift card reserve
Total Borrowing Base after Availability Reserves		I

Revolving credit ceiling	100,000,000	J
Total availability				Lesser of I and J

EXHIBIT 5-4
Hastings Entertainment, Inc. (“The Borrower”)
Availability Calculation

Beginning principal balance
Add: Prior days advance
Fees and interest charged today
Less: prior day’s paydown

Ending principal balance

Add: Estimated accrued month-to-date interest
Letters of credit		Today’s wire

Total liability prior to request

Net availability prior to today’s request
Today’s advance request
Net availability including today’s request
Minimum availability requirement	10,000,000
Minimum availability test (must be > zero)
The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Amended and Restated Loan and Security Agreement (the “Loan Agreement”) between the Borrower and Bank of America, N.A. (the “Agent”); and (b) no “Event of Default” (as defined in the Loan Agreement) is presently in existence.
Authorized Signer:

EXHIBIT 7-1
DDAs

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9301	Amarillo	TX	Amarillo National Bank	Monte Brogdin	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

9602	Nacogdoches	TX	Commercial Bank of Texas, NA	N/A	836-715-4240	4810 North Street/P.O. Drawer 635050	Nacogdoches	TX	75963	******

9603	Plainview	TX	Hale County State Bank	N/A	806-293-3635	P. O. Box 970	Plainview	TX	79073-0970	******

9604	Amarillo	TX	Amarillo National Bank	Monte Brogdin	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

9605	Amarillo	TX	Amarillo National Bank	Monte Brogdin	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

9606	Carlsbad	NM	Carlsbad National Bank	N/A	505-234-2500	P. O. Box 1359	Carlsbad	NM	88221 1359	******

9607	Garden City	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1515 E Kansas Ave	Garden City	KS	67846-6232	******

9608	San Angelo	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2902 Sherwood Way	San Angelo	TX	76901	******

9609	Farmington	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9610	San Marcos	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	San Antonio Vault Mail Code TX7-060-01-02 P.O Box 300	San Antonio	TX	78291	******

9611	Alamogordo	NM	1st National Bank	N/A	575-437-4880	P.O. Drawer 9	Alamogordo	NM	88310-0009	******

9613	Borger	TX	Amarillo National Bank	Monte Brogdin	806-378-8000	531 N Deahl	Borger	TX	79007	******

9614	Abilene	TX	State National Bank	N/A	325-676-3800	P. O. Box 3157	Abilene	TX	79604	******

9615	Dodge City	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2307 Central Ave	Dodge City	KS	67801-6203	******

9616	College Station	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	A&M Banking Center 111 University Drive	College Station	TX	77840	******

9617	Paris	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1161 Clarksville Street	Paris	TX	75460-6094	******

9618	Hobbs	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	917 Main Street	Lubbock	TX	79402	******

9619	Seguin	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1335 E Court	Seguin	TX	78155	******

9620	Albuquerque	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9622	Victoria	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	5206 N Navarro	Victoria	TX	77901	******

9623	Conway	AR	First Community Bank	N/A	501-450-1810	1390 Highway 64 West	Conway	AR	72032	******

9624	Jacksonville	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	101 Gregory Street	Jacksonville	AR	72076	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9627	Longview	TX	Longview Bank & Trust	N/A	903-237-5500	P. O. Box 3188	Longview	TX	75606-3188	******

9628	Brownwood	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	600 N Center Ave	Brownwood	TX	76801	******

9629	Albuquerque	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9630	Albuquerque	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9636	Roswell	NM	First Federal Bank	N/A	800-219-6201	P.O. Box 340	Roswell	NM	88202-0340	******

9638	Joplin	MO	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	402 S Rangeline Road	Joplin	MO	64801	******

9639	Albuquerque	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9642	Midland	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Garfiled Banking Center 4309 N Garfield	Midland	TX	79705	******

9647	Santa Fe	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9652	Lawton	OK	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1311 NW Sheridan Road	Lawton	OK	73505-5211	******

9655	Ada	OK	Citizens Bank of Ada	N/A	580-332-6100	P. O. Box 1468 — 1717 Arlington Street, 74820	Ada	OK	74820	******

9659	Round Rock	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	8300 N Lamar	Austin	TX	78753	******

9660	Benton	AR	Metropolitan National Bank	N/A	501-315-7600	1323 Military Road	Benton	AR	72015	******

9661	Ponca City	OK	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	3001 N 14th	Ponca City	OK	74601	******

9662	Billings	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7489	1645 Grand Ave	Billings	MT	59102	******

9663	Wichita Falls	TX	First National Bank	N/A	940-696-3000	3801 Fairway Blvd	Wichita Falls	TX	76308	******

9664	Bryan	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	A&M Banking Center 111 University Drive	College Station	TX	77841	******

9665	Fayetteville	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Joyce Street Banking Center 1061 E Joyce Street	Fayetteville	AR	72703	******

9666	Las Cruces	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Amador Banking Center 250 W Amador Ave	Las Cruces	NM	88006	******

9668	Pampa	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	100 N Cuyler Street	Pampa	TX	79065	******

9672	Jonesboro	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2500 Highland	Jonesboro	AR	72401	******

9673	Huntsville	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1015 13th Street	Huntsville	TX	77340	******

9674	Stillwater	OK	Stillwater National Bank	N/A	405-372-2234	P. O. Box 1988	Stillwater	OK	74074-1988	******

9675	Enid	OK	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	300 W Randolph Ave	Enid	OK	73701	******

9676	Lawrence	KS	US Bank	Toni L. Braddock	800-810-8778 208-383-7490	1807 W 23rd Street	Lawrence	KS	66046	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9677	Kerrville	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	741 Water Street	Kerrville	TX	78028-5319	******

9678	Muskogee	OK	Bank First	N/A	915-683-5551	P. O. Box 1489	Muskogee	OK	74402-1489	******

9680	Missoula	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7491	2801 Brooks Street	Missoula	MT	59801	******

9681	Rio Rancho	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9682	Topeka	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	5325 SW 21st Street	Topeka	KS	66604	******

9683	Conroe	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2900 W Davis Street	Conroe	TX	77304	******

9684	Denton	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2311 Colorado Blvd	Denton	TX	76205	******

9685	Sherman	TX	American State Bank	N/A	903-893-7555	P. O. Box 1234	Sherman	TX	75091-1234	******

9686	Russellville	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	209 W Main Street	Russellville	AR	72801	******

9688	Grand Junction	CO	US Bank	Toni L. Braddock	800-810-8778 208-383-7492	422 White Ave	Grand Junction	CO	81501	******

9689	Lake Jackson	TX	International Bank of Commerce	N/A	800-969-1150	P.O. Box 228	Port Lavaca	TX	77979-0228	******

9690	Hutchinson	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Hutchison East Office	Hutchison	KS	67501-1115	******

9691	Greenville	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	5903 Wesley	Greenville	TX	75402	******

9692	Ardmore	OK	Citizens Bank & Trust	N/A	580-226-4610	P. O. Box 1689 — 1100 N commerce Street, 73401	Ardmore	OK	73402	******

9693	Helena	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7493	302 N Last Chance	Helena	MT	59601	******

9694	Kingman	AZ	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Kingman Banking Center 2307 Stockton Hill Road	Kingman	AZ	86401	******

9695	Idaho Falls	ID	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	110 N Holmes Ave	Idaho Falls	ID	83401	******

9696	Coeur D’Alene	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7494	1603 N 4th	Coeur D’Alene	ID	83814	******

9697	Searcy	AR	First Security Bank	N/A	501-279-3400	314 NORTH SPRING	Searcy	AR	72143	******

9698	Altus	OK	First National Bank	N/A	580-482-7700	110 E BROADWAY	Altus	OK	73522	******

9699	Jefferson City	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7495	101 W McCarty St	Jefferson City	MO	65101	******

9701	Maryville	TN	Branch Banking & Trust (BB&T)	N/A	865-981-7500	710 S Foothills Plaza Dr	Maryville	TN	37801-2300	******

9702	Richmond	IN	US Bank	Toni L. Braddock	800-810-8778 208-383-7496	Richmond Square Loan Center, 4706 National Road E	Richmond	IN	47374	******

9703	Fort Smith	AR	Bank Corp South	N/A	888-797-7711	P.O. Box 47	Fortsmith	AR	72902-0047	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9707	Grand Island	NE	US Bank	Toni L. Braddock	800-810-8778 208-383-7497	211 N Webb Road	Grand Island	NE	68803	******

9715	Richmond	KY	Madison Bank	N/A	859-626-8008	606 University Shopping Center	Richmond	KY	40475	******

9719	Auburn	AL	Bank Corp South	N/A	888-797-7711	807 East Glenn Ave	Auburn	AL	36230	******

9723	Pittsburg	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	216 N Broadway	Pittsburg	KS	66762	******

9724	Gillette	WY	US Bank	Toni L. Braddock	800-810-8778 208-383-7499	509 Douglas Highway	Gillette	WY	82716	******

9725	Newnan	GA	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	60 Bullsboro Dr.	Newnan	GA	30263	******

9726	Bartlesville	OK	Arvest Bank	N/A	800-874-1307	P.O. Box 999	Bartlesville	OK	74005	******

9727	Moscow	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7500	301 S Main	Moscow	ID	83843	******

9729	Moses Lake	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7501	203 E 3rd Ave	Moses Lake	WA	98837	******

9730	Fremont	NE	US Bank	Toni L. Braddock	800-810-8778 208-383-7502	1615 E 23rd Street	Fremont	NE	68025	******

9734	Liberal	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1551 N Kansas Ave	Liberal	KS	67901	******

9736	Mountain Home	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	950 Highway 52 E	Mountain Home	AR	72653	******

9737	Batesville	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2340 Harrison Street	Batesville	AR	72501	******

9738	Springdale	AR	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2400 W Sunset Ave	Springdale	AR	72764	******

9739	Hays	KS	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1200 E 27th	Hays	KS	67601	******

9740	Dyersburg	TN	First Citizens National Bank	N/A	901-285-4410	P.O. Box 370	Dyersburg	TN	38025	******

9741	Tullahoma	TN	US Bank	Toni L. Braddock	800-810-8778 208-383-7503	308 N Jackson	Tullahoma	TN	37388	******

9742	Los Lunas	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9743	Sweetwater	TX	First National Bank	N/A	940-235-6600	P.O. Box 660	Sweetwater	TX	79556	******

9744	Butte	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7504	10 S Main Street	Butte	MT	59701	******

9745	Richland	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7505	701 Jadwin Ave	Rickland	WA	99352	******

9746	Mt Pleasant	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	302 N Jefferson Ave	Mt Pleasant	TX	75455-3935	******

9747	Montrose	CO	US Bank	Toni L. Braddock	800-810-8778 208-383-7506	1500 E Oak Grove	Montrose	CO	81401	******

9748	McMinnville	TN	US Bank	Toni L. Braddock	800-810-8778 208-383-7507	601 N Chancery Street	McMinnville	TN	37110	******

9750	Lubbock	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	916 Main Street	Lubbock	TX	79401	******

9754	Canyon	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1700 E 4th Ave	CANYON	TX	79015	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9757	Clovis	NM	New Mexico Bank & Trust	N/A	505-762-4741	709 PILE / P.O. Box 730	Clovis	NM	88102-0730	******

9758	Canon City	CO	US Bank	Toni L. Braddock	800-810-8778 208-383-7508	801 Macon Ave	Canon City	CO	81212	******

9759	Meridian	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7509	220 W Cherry Lane	Meridian	ID	83642	******

9760	Amarillo	TX	Amarillo National Bank	Monte Brogdin	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

9761	Walla Walla	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7510	22 E Alder Street	Walla Walla	WA	99362	******

9763	Albuquerque	NM	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	725 Sixth Street NW	Albuquerque	NM	87102	******

9765	Cordova	TN	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1591 N Germantown Parkway	Cordova	TN	38016	******

9767	Alexandria	LA	Regions Bank	N/A	318-427-3700	1439 Centre Court, Suite 100	Alexandria	LA	71301	******

9768	Lubbock	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	University Plaza Banking Center 1901 University Ave	Lubbock	TX	79410	******

9801	Lake Havasu City	AZ	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	10 Acoma Blvd S	Lake Havasu City	AZ	86403	******

9802	Sierra Vista	AZ	Stockman’s Bank	N/A	520-458-5200	25 S Highway 92	Sierra Vista	AZ	85635	******

9803	Bozeman	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7511	104 E Main Street	Bozeman	MT	59715	******

9807	Ogden	UT	US Bank	Toni L. Braddock	800-810-8778 208-383-7512	2590 Washington Blvd	Ogden	UT	84401	******

9810	Yuma	AZ	National Bank of ARizona	N/A	800-497-8168	2415 Avenue A	Yuma	AZ	85364	******

9813	Boise	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7513	7230 Fairview Ave	Boise	ID	83704	******

9816	Flagstaff	AZ	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	Flagstaff Woodland 2625 S Woodland Village Blvd	Flagstaff	AZ	86001	******

9817	Boise	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7514	10541 Overland Road	Boise	ID	83709	******

9819	Kearney	NE	US Bank	Toni L. Braddock	800-810-8778 208-383-7515	204 W 31st Street	Kearney	NE	68845	******

9822	Boise	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7516	301 W Park Center Blvd	Boise	ID	83706	******

9823	Laramie	WY	US Bank	Toni L. Braddock	800-810-8778 208-383-7517	568 N 3rd Street	Laramie	WY	82072	******

9824	Rock Springs	WY	US Bank	Toni L. Braddock	800-810-8778 208-383-7518	1510 Dewar Drive	Rock Springs	WY	82901	******

9826	Waco	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	4901 Bosque Blvd	Waco	TX	76710	******

9827	Tyler	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	3301 Golden Road	Tyler	TX	75701	******

9828	Veradale	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7519	15426 E Sprague Ave	Spokane	WA	99037	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9830	Spokane	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7520	2807 E 29th	Spokane	WA	99223	******

9831	Spokane	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7521	3909 N Lincoln	Spokane	WA	99205	******

9832	Wenatchee	WA	US Bank	Toni L. Braddock	800-810-8778 208-383-7522	1020 N Mission Street	Wanatchee	WA	98801	******

9836	Norman	OK	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1239 W Main	Norman	OK	73069	******

9837	Greeley	CO	US Bank	Toni L. Braddock	800-810-8778 208-383-7523	3690 W 10th Street	Greeley	CO	80634	******

9840	Great Falls	MT	US Bank	Toni L. Braddock	800-810-8778 208-383-7524	Great Falls 10th Ave 1700 10th Ave	Great Falls	MT	59405	******

9850	Logan	UT	Zions First National Bank	N/A	800-789-2265	175 E 442 North	Logan	UT	84321	******

9851	Prescott	AZ	National Bank of ARizona	N/A	800-497-8168	1055 Iron Springs Road	Prescott	AZ	86305	******

9865	Twin Falls	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7525	748 Blue Lakes Blvd	Twin Falls	ID	83301	******

9866	St. Joseph	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7526	800 North Belt Highway	St. Joseph	MO	64506	******

9867	Yukon	OK	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1330 South Cornwell	Yukon	OK	73099	******

9869	Cape Girardeau	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7527	325 N Kingshigway	Cape Girardeau	MO	63701	******

9871	Duncan	OK	Arvest Bank	N/A	580-255-7121	P. O. Box 1508	Duncan	OK	73534	******

9874	Bullhead	AZ	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1755 Lakeside Drive	Bullhead City	AZ	86442	******

9875	Norfolk	NE	US Bank	Toni L. Braddock	800-810-8778 208-383-7529	Norfolk West 275 2025 Krenzien Dr	Norfolk	NE	68701	******

9876	Manhattan	KS	Commerce Bank, NA	N/A	800-828-1629	727 Poyntz Ave	Manhattan	KS	66502-5350	******

9878	Poplar Bluff	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7530	2024 N Westwood	Poplar Bluff	MO	63901	******

9879	Kirksville	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7531	Kirksville North 2202 N Baltimore	Kirksville	MO	63501	******

9880	Stephenville	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	115 North Graham	Stephenville	TX	76401	******

9883	Waxahachie	TX	Citizens National Bank	N/A	972-938-4300	P.O. Box 717	Waxahachie	TX	75168	******

9885	Warrensburg	MO	US Bank	Toni L. Braddock	800-810-8778 208-383-7532	P.O. Box 5238	Cincinnati	OH	45201	******

9887	Lewiston	ID	US Bank	Toni L. Braddock	800-810-8778 208-383-7533	1900 19th	Lewiston	ID	83501	******

9890	Killeen	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	2551 Trimmier Road	Killeen	TX	76542-1902	******

9891	Odessa	TX	State National Bank	N/A	888-977-8900	3809 E 42nd Street	Odessa	TX	79762	******

9894	Murfreesboro	TN	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1625 Memorial Blvd	Murfreesboro	TN	37129	******

9895	New Braunfels	TX	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	501 Landa	New Braunfels	TX	78130	******

EXHIBIT 7-1

				Contact
Store	City	State	Bank Name	Name	Bank Phone	Bank Address	City	State	Zip	Account
9896	Clarksville	TN	Bank of America	Terri M. Tossman	800-657-9533 ext 52143	1648 Fort Campbell Blvd	Clarksville	TN	37042	******

SSC	Amarillo	TX	Amarillo National Bank	Cash Concentration	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	Controlled Disbursement	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	Employee Trust	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	Internet	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	Insurance Claims-Web TPA	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	Payroll	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

SSC	Amarillo	TX	Amarillo National Bank	SFS Postage	806-378-8000	Plaza One Box 1	Amarillo	TX	79105	******

EXHIBIT 7-2
Credit Card Arrangements
Merchant Agreement dated March 21, 2006, by and between BA Merchant Services, LLC, Bank of America, NA and Hastings Entertainment, Inc., covering customer transactions involving Visa/MasterCard, Discover Card, and American Express.

EXHIBIT 16-2
ASSIGNMENT AND ACCEPTANCE
Dated:
Effective Date:

Re:	Amended and Restated Loan and Security Agreement dated July 22, 2010 (the “Loan Agreement”) between Bank of America, N.A., as agent for the revolving credit lenders (the “Revolving Credit Lenders”) referenced therein and the Revolving Credit Lenders, on the one hand, and Hastings Entertainment, Inc., on the other. (Terms used herein which are defined in the Loan Agreement have the same meaning herein as in the Loan Agreement).
Agreement By and Between:
                                         (The “Assignor”) and
                                         (The “Assignee”)
Wire Address for Assignee:
Notice Address for Assignee:
1.
ASSIGNMENT AND ASSUMPTION: The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date, the following portion of the Assignor’s interest in the Revolving Credit:

Revolving Credit Percentage Commitment:		%
Revolving Credit Dollar Commitment:	$
2.	REPRESENTATIONS BY ASSIGNOR: The Assignor represents that the Assignor is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claims.

EXHIBIT 16-2
3.	EXCLUSION OF WARRANTIES BY ASSIGNOR: The Assignor:
a.
Makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto.

b.
Makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Liabilities, or the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Liabilities or any of their obligations under any Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

c.
Attaches the Revolving Credit Note of which the Assignor is the holder and requests that the Agent cause the Borrower’s exchange of such Note for new Revolving Credit Notes payable to the Assignor and the Assignee reflecting the assignment referenced above.

4.	ASSIGNEE’S REPRESENTATIONS, WARRANTIES AND AGREEMENTS: The Assignee:
a.
Confirms that it has received a copy of the Loan Agreement (and any amendment thereto), the most recent financial statements then to have been delivered pursuant to the Loan Agreement, and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance.

b.
Confirms and represents that, independently and without reliance upon the Assignor, the Agent, or any other Revolving Credit Lender and based on such documents and information as the Assignee deems appropriate, has made such Person’s own credit decision to join in the credit facility contemplated by the Loan Documents and to become a “Revolving Credit Lender”.

c.
Confirms and represents that the Assignee will continue to make such Person’ s own credit decisions in taking or not taking action under the Loan Agreement and other Loan Documents independently and without reliance upon the Assignor, the Agent or any other Revolving Credit Lender and based on such documents and information as the Assignee shall deem appropriate at the time.

d.
Appoints and authorizes the Agent to take such action on behalf of the Assignee and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto.

e.
Agrees that the Assignee will perform, in accordance with their terms, all of the obligations which, by the terms of the Loan Agreement and all other Loan Documents are required to be performed by it as a “Revolving Credit Lender” as if the Assignee had been a signatory thereto and to any amendments thereof.

EXHIBIT 16-2
f.	Represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and to perform its obligations hereunder, under the Loan Agreement and under the Loan Documents.
5.	EFFECT OF ASSIGNMENT AND ASSUMPTION: Following delivery, acceptance and recording by the Agent of this Assignment and Acceptance, from and after the Effective Date:
a.
The Assignee shall be a party to the Loan Agreement and the other Loan Documents (and any amendments thereto) and to the extent of the commitment assigned by this Assignment and Acceptance, shall have the rights and obligations of a Revolving Credit Lender thereunder.

b.	The Assignor shall be released from the Assignee’s obligations under the Loan Agreement and the other Loan Documents to the extent of the commitment assigned by this Assignment and Acceptance.

c.	The Agent shall make all payments in respect of the interest in the Revolving Credit Loans assigned hereby (including payments of principal, interest, and and applicable fees) to the Assignee.

d.
The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

6.	MASSACHUSETTS LAW: This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.
[Signature Pages Follow]

EXHIBIT 16-2
IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

ASSIGNOR:	ASSIGNEE:

[ ]	[ ]

By:	By:

Name:	Name:
Title:	Title:

CONSENT:

The Agent hereby approves the foregoing assignment.

BANK OF AMERICA, NA., as Agent

By:

Name:
Title:

[The Borrower hereby approves the foregoing assignment.

HASTINGS ENTERTAINMENT, INC., as Borrower

By:

Name:
Title:][1]

1	To be inserted if Borrower’s consent is required under Section 16-1(a)(ii) of the Loan Agreement.